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SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a)
of the Securities Exchange Act of 1934 (Amendment No.          )

☒	Filed by the Registrant
☐	Filed by a Party other than the Registrant
Check the appropriate box:
☒	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

VISTA GOLD CORP.
(Name of Registrant As Specified In Its Charter)
NOT APPLICABLE
(Name of Person(s) Filing Proxy Statement if other than the Registrant)
Payment of Filing Fee (Check the appropriate box):
☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
	(1)	Title of each class of securities to which transaction applies:
	(2)	Aggregate number of securities to which transaction applies:
	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
	(4)	Proposed maximum aggregate value of transaction:
	(5)	Total fee paid:
☐	Fee paid previously with preliminary materials.
☐
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
	(1)	Amount Previously Paid:
	(2)	Form, Schedule or Registration Statement No.:
	(3)	Filing Party:
	(4)	Date Filed:

VISTA GOLD CORP.

NOTICE OF MEETING
AND
MANAGEMENT INFORMATION
AND PROXY CIRCULAR

for the
Annual General and Special Meeting
to be held on
April 30, 2013

The attached Notice of Meeting, Management Information and Proxy Circular and form of proxy and notes thereto for the Meeting are first being sent to shareholders of the Corporation on or about April 2, 2013.

March 26, 2013

Dear shareholder:

It is my pleasure to invite you to attend the 2013 annual general and special meeting of shareholders to be held on April 30, 2013 at 10:00 a.m., Vancouver time, at the offices of Borden Ladner Gervais LLP, Suite 1200, 200 Burrard Street, Vancouver, British Columbia, Canada. If you are unable to attend this meeting in person, please complete, date, sign and return the enclosed form of proxy to ensure that your vote is counted.

The Notice of Meeting, Management Information and Proxy Circular and form of proxy and notes thereto for the meeting are enclosed. These documents contain important information and I encourage you to read them carefully.

Yours truly,

FREDERICK H. EARNEST President and Chief Executive Officer

i

 VISTA GOLD CORP.

NOTICE OF MEETING

        NOTICE IS HEREBY GIVEN THAT the 2013 annual general and special meeting (the "Meeting") of the shareholders of Vista Gold Corp. (the "Corporation") will be held at the offices of Borden Ladner Gervais LLP, Suite 1200, 200 Burrard Street, Vancouver, British Columbia, Canada on April 30, 2013 at 10:00 a.m., Vancouver time, for the following purposes:

1.
to receive the annual report to shareholders and the consolidated financial statements of the Corporation, together with the auditor's report thereon, for the fiscal year ended December 31, 2012;

2.
to elect directors to hold office until the next annual general meeting;

3.
to appoint PricewaterhouseCoopers LLP as auditor to hold office until the next annual general meeting at a remuneration to be fixed by the Board of Directors through the Audit Committee;

4.
to consider and, if thought appropriate, approve, a special resolution authorizing the Corporation to continue into British Columbia under the Business Corporations Act (British Columbia) (the "BCBCA") and to adopt constating documents of the Corporation that comply with the BCBCA in connection therewith, as more particularly described in the Management Information and Proxy Circular; and

5.
to transact such other business as may properly come before the Meeting or any adjournment or postponement thereof.

        Accompanying this Notice of Meeting are (i) the Management Information and Proxy Circular; (ii) a form of proxy and notes thereto; and (ii) the Corporation's annual report to shareholders.

        The Board of Directors has fixed March 20, 2013, as the record date for the Meeting.

        If you are a registered shareholder of the Corporation and are unable to attend the Meeting in person, please date and execute the accompanying form of proxy for the Meeting and deposit it with Computershare Investor Services Inc. by mail at 100 University Avenue, 9th Floor, Toronto, Ontario, M5J 2Y1, Attention: Proxy Department or by facsimile at 1-866-249-7775 (toll free in North America) or 1-416-263-9524 (international), before 10:00 a.m., Vancouver time, on April 26, 2013, or no later than 48 hours (excluding Saturdays, Sundays and holidays) before any adjournment or postponement of the Meeting.

        If you are a non-registered shareholder of the Corporation and receive these materials through your broker or another intermediary, please complete and return the materials in accordance with the instructions provided to you by your broker or such other intermediary.

        This Notice of Meeting, the Management Information and Proxy Circular, the form of proxy and notes thereto for the Meeting, are first being sent to shareholders of the Corporation on or about April 2, 2013.

DATED at Littleton, Colorado, this 26th day of March, 2013.

BY ORDER OF THE BOARD OF DIRECTORS

FREDERICK H. EARNEST President and Chief Executive Officer

ii

LETTER TO SHAREHOLDERS	i
NOTICE OF MEETING	ii
MANAGEMENT INFORMATION AND PROXY CIRCULAR	1
Particulars of Matters to be Acted Upon	1
Information About Proxies	12
Voting by Beneficial Shareholders	13
Securities Entitled to Vote	14
Broker Non-Votes	15
Ownership of the Corporation's Common Shares	15
Change in Control	17
Quorum	18
Corporate Governance	18
Executive Officers	26
Executive Compensation	27
Securities Authorized For Issuance Under Equity Compensation Plans	42
Indebtedness of Directors and Executive Officers	42
Director and Officer Liability Insurance	42
Orders, Penalties and Settlement Agreements	42
Interest of Certain Persons in Matters to be Acted Upon	43
Interest of Informed Persons in Material Transactions	43
Review, Approval or Ratification of Transactions with Related Parties	43
Management Contracts	44
Shareholder Proposals	44
Other Matters	44
Dissenters' Rights of Appraisal	44
Section 16(a) Beneficial Ownership Reporting Compliance	44
Additional Information and Availability of Documents	44
Multiple Shareholders Sharing the Same Address	45
Board of Directors Approval	45
Appendix "A" — Form of Proxy	A-1
Appendix "B" — Mandate of the Board of Directors	B-1
Appendix "C" — Notice of Change of Auditor	C-1
Appendix "D" — Comparison of Shareholder Rights Under the Business Corporations Act (British Columbia) ("BCBCA") and the Business Corporations Act (Yukon) ("YBCA")	D-1
Appendix "E" — Dissent Provisions	E-1

iii

 MANAGEMENT INFORMATION AND PROXY CIRCULAR

        This Management Information and Proxy Circular ("Information Circular") is furnished in connection with the solicitation by the management and the Board of Directors (the "Board of Directors" or the "Board") of Vista Gold Corp. (the "Corporation") of proxies to be voted at the annual general and special meeting (the "Meeting") of the shareholders of the Corporation ("shareholders") to be held at the offices of Borden Ladner Gervais LLP, Suite 1200, 200 Burrard Street, Vancouver, British Columbia, Canada on April 30, 2013 at 10:00 a.m., Vancouver time, for the purposes set forth in the accompanying Notice of Meeting.

        It is anticipated that this Information Circular and the accompanying form of proxy will be first mailed to shareholders on or about April 2, 2013. Unless otherwise stated, the information contained in this Information Circular is given as at March 20, 2013.

        The executive office of the Corporation is located at 7961 Shaffer Parkway, Suite 5, Littleton, Colorado, USA, 80127 and its telephone number is (720) 981-1185. The registered and records office of the Corporation is located at 200 - 204 Lambert Street, Whitehorse, Yukon Territory, Canada, Y1A 3T2.

        Advance notice of the Meeting was published in The Globe and Mail newspaper on March 4, 2013 and in the Whitehorse Star newspaper on March 13, 2013.

        All references to currency in this Information Circular are in United States dollars, unless otherwise indicated.

        Information regarding the proxies solicited by management and the Board in connection with the Meeting is set out below under "Information About Proxies".

Particulars of Matters to be Acted Upon

Election of Directors

        The directors of the Corporation are elected at each annual general and special meeting and hold office until the close of the next annual general meeting or until their successors are duly elected or appointed, unless their office is earlier vacated in accordance with the Business Corporations Act (Yukon). The following are the Corporation's seven current directors. Management proposes to nominate six of its current directors for election as a director of the Corporation, excluding Nicole S. Adshead-Bell who has notified the Board that she does not desire to stand for re-election at the Meeting. Unless otherwise instructed, the proxies given pursuant to this solicitation will be voted "FOR" the nominees listed below.

Name, Residence, Position and Age	Principal Occupation, Business or Employment	Director Since
JOHN M. CLARK(1)(2)(3) Toronto, Ontario, Canada Director Age — 57

Chartered Accountant; President of Investment and Technical Management Corp. since February 1999; Director of APIC Petroleum Corporation, Zephyr Minerals Ltd. and Crown Point Ventures Ltd.; Former director of Alberta Clipper Energy Inc. and Thunder Energy Inc., Former Trustee of Thunder Energy Trust; Former Chief Financial Officer and a director of Polaris Geothermal Inc.

May 18, 2001

Name, Residence, Position and Age	Principal Occupation, Business or Employment	Director Since
FREDERICK H. EARNEST(4) Parker, Colorado, USA Director, President and Chief Executive Officer Age — 51

Chief Executive Officer of the Corporation since January 2012; President of the Corporation since August 2007; Director of Midas Gold Corp. since April 2011; Former Chief Operating Officer of the Corporation from August 2007 to January 2012; Former Senior Vice President, Project Development of the Corporation from September 2006 to August 2007; Former President of Pacific Rim El Salvador, S.A. de C.V. from June 2004 to September 2006; Former General Manager and Legal Representative of Compañía Minera Dayton from April 1998 to June 2004.

November 6, 2007
W. DURAND EPPLER(4) Denver, Colorado, USA Director Age — 59

Businessman; Founding partner of Sierra Partners, LLC; Director of Augusta Resource Corporation, Golden Minerals Company, Plata Latina Minerals Corporation and Frontier Mining Limited; Former director of Allied Nevada Gold Corp. from March 2007 to June 2009; Former Chairman and a director of NEMI Northern Energy & Mining Inc. from March 2007 to March 2009; Former Chief Executive Officer and a director of Coal International plc from July 2005 to August 2008; Former Vice President of Newmont Mining Corporation from 1995 to November 2004, serving as Vice President of Corporate Development from January 2001 to March 2002, and as Vice President of Newmont Capital, Ltd. from April 2002 to August 2004.

October 13, 2004
C. THOMAS OGRYZLO(1)(2)(3) San Jose, Costa Rica Director Age — 73

Businessman; Retired; Served as President and Chief Executive Officer of Polaris Energy Corp. from May 2000 to December 2010; June 2011 to December 2011 Interim CEO of Aura Minerals Inc.; Director of Aura Minerals Inc. and Baja Mining Corp.; Former President, Chief Executive Officer and a director of Polaris Geothermal Inc. from June 2004 to October 2009; Former director of Tiomin Resources Inc. from September 1995 to December 2008; Former director and Non-Executive Chairman of Birim Goldfields Inc. from August 2001 to February 2008; Former President and Chief Executive Officer of Canatec Development Corporation from January 2000 to 2003; Former President and Chief Executive Officer of Black Hawk Mining Inc. and its subsidiary Triton Mining Corporation from July 1997 to January 2000.

March 8, 1996

Name, Residence, Position and Age	Principal Occupation, Business or Employment	Director Since
MICHAEL B. RICHINGS(4) Port Ludlow, Washington, USA Director and Non-Executive Chairman Age — 68

Chairman of the Corporation since January 2012; Director of Midas Gold Corp. since April 2011; Former Executive Chairman and Chief Executive Officer of the Corporation from November 2007 to January 2012; Former director of Allied Nevada Gold Corp. from September 2006 to June 2009; Former director of Zaruma Resources Inc. from November 2005 to June 2009; Former Chief Executive Officer of the Corporation from August 2007 to November 2007; Former director of Triumph Gold Corp. from January 2004 to November 2006; Former President and Chief Executive Officer of the Corporation from May 2004 to July 2007.

May 1, 1995
TRACY A. STEVENSON(1)(2)(3) Sandy, Utah, USA Director Age — 62

Accountant, Businessman; Non-Executive Chairman of Quaterra Resources Inc. since February 2008 and a director of Quaterra Resources Inc. since July 2007; Director of Ivanhoe Mines Ltd. from • 2010 to • 2012, Founding member of Bedrock Resources, LLC since 2010; Founding member of SOS Investors LLC since 2008; Former Global Head of Information Systems at Rio Tinto PLC from February 2006 to May 2007; Former Global Head of Business Process Improvement at Rio Tinto PLC from December 2000 to January 2006; Former Executive Vice President, Chief Financial Officer and a director of Comalco Ltd. from 1997 to 2000; Former Chief Financial Officer and a director of Kennecott Corporation from 1993 to 1997.

November 6, 2007
NICOLE S. ADSHEAD- BELL(1)(2)(3)(5) Vancouver, British Columbia, Canada Director Age — 39

Director of Mining Research for Sun Valley Gold LLC since January 2012; Geologist, analyst and investment banker; President of Cupel Advisory Corp. from January 2011 to January 2012; Former Vice President then Managing Director, Investment Banking at Haywood Securities Inc. from 2007 to 2010; Former mining analyst at Dundee Securities Corp. from 2005 to 2007; Former mining analyst at Sun Valley Gold LLC from 2003 to 2005; Former consultant geologist for Australian and Canadian companies between 1995 and 2003.

August 2, 2011

(1)
Member of Compensation Committee.

(2)
Member of Audit Committee.

(3)
Member of Corporate Governance and Nominating Committee.

(4)
Member of Health, Safety, Environmental and Social Responsibility Committee.

(5)
Not standing for re-election at the Meeting.

        The information as to the residence and principal occupation of the nominees listed in the above table is not within the knowledge of the management of the Corporation, and has been furnished by the individual nominees as of March 20, 2013.

        The following are brief biographies of the Corporation's nominees for election to the Board of Directors:

        John M. Clark, B.Com., CA, Director.    Mr. Clark is the President of Investment and Technical Management Corp., a firm engaged in corporate finance and merchant banking, since February 1999. Mr. Clark is also currently a director of APIC Petroleum Corporation, Zephyr Minerals Ltd. and Crown Point Ventures Ltd. He

served as Chief Financial Officer and a director of Polaris Geothermal Inc. from June 2004 to October 2009, and as a director of Thunder Energy Inc. and Alberta Clipper Inc. and a trustee of Thunder Energy Trust. Mr. Clark is a member of the audit committee for APIC Petroleum Corporation, Zephyr Minerals Ltd. and Chairman of the audit committee for Crown Point Ventures Ltd. He earned a Bachelor of Commerce Degree from the University of Witwatersrand in South Africa in 1977, and he received a Higher Diploma in Accountancy from the University of Witwatersrand in 1979. Mr. Clark is currently the Chair of the Corporation's Audit Committee and a member of the Corporation's Governance and Nominating Committee, and upon conclusion of the Meeting will become a member of the Compensation Committee. He has been a director of the Corporation since May 18, 2001.

        Mr. Clark had a solid background as a chartered accountant before becoming an accomplished entrepreneur involved in investment banking and in investment and management of natural resource companies in Canada. Mr. Clark's understanding of accounting procedures and controls, coupled with his knowledge of the Corporation's projects and their financial requirements qualifies him to serve effectively as the Chairman of the Audit Committee and contribute to the financial management of the Corporation. As the Corporation executes its business strategy focused on the development of the Corporation's current properties and develops new projects, we expect that his contributions to financial planning and controls will be invaluable. Furthermore, he has demonstrated both integrity and high ethical standards in his business dealings and personal affairs to date, qualities which a person must possess under the Mandate of the Board of Directors (attached as Appendix "B" to this Information Circular) in order to be considered for nomination and election to the Board. Accordingly, the Corporation believes that Mr. Clark should once again serve on the Board of Directors.

        Frederick H. Earnest, B.Sc., President, Chief Executive Officer and Director.    Mr. Earnest has served as President and Chief Executive Officer of the Corporation since January, 2012. From August 2007 to January 2012, Mr. Earnest served as President and Chief Operating Officer of the Corporation and from September 2006 to August 2007, Mr. Earnest served as Senior Vice President, Project Development of the Corporation. Mr. Earnest has been a director of Midas Gold Corp. since April 2011. In addition, he served as President of Pacific Rim El Salvador, S.A. de C.V., a mining company, from June 2004 to September 2006, and as General Manager and Legal Representative of Compañía Minera Dayton, a mining company, from April 1998 to June 2004 (both companies were subsidiaries of Pacific Rim Mining Corp.). He earned a Bachelor of Science Degree in Mining Engineering from the Colorado School of Mines in 1987. Mr. Earnest has been a director of the Corporation since November 6, 2007. Mr. Earnest is a member of the Corporation's Health, Safety, Environmental and Social Responsibility Committee.

        The Corporation believes that the leadership skills and dynamic nature that Mr. Earnest possesses makes him an invaluable member of management. He understands the technical, economic and social aspects of each of the Corporation's core projects and has contributed significantly to the advancement of these projects. In addition, Mr. Earnest has considerable experience in Latin America, possesses a clear understanding of what is required to work in Latin American countries and has a written working knowledge of Spanish. Mr. Earnest relates well to government leaders in all jurisdictions where we are advancing projects. The Corporation believes that his continued involvement in the execution of the Corporation's business plan will lead to increased shareholder value. Furthermore, Mr. Earnest has demonstrated both integrity and high ethical standards in his business dealings and personal affairs to date, qualities which a person must possess under the Mandate of the Board of Directors (attached as Appendix "B" to this Information Circular) in order to be considered for nomination and election to the Board. Accordingly, the Corporation believes that Mr. Earnest should once again serve on the Board of Directors.

        W. Durand Eppler, B.A., M.S., Director.    Mr. Eppler is the founding partner of Sierra Partners, LLC, a private resources investment and advisory firm. Mr. Eppler is currently a director of Augusta Resource Corporation, Golden Minerals Company, Plata Latina Minerals Corporation and Frontier Mining Limited. Previously, Mr. Eppler was a director of Allied Nevada Gold Corp. from March 2007 to June 2009, Chairman and a director of NEMI Northern Energy & Mining Inc. from March 2007 to March 2009, Chief Executive Officer and a director of Coal International plc, a coal mining and development company, from July 2005 until August 2008, and Vice President of Newmont Mining Corporation, a gold mining company, from 1995 until November 2004, serving as Vice President of Corporate Development from January 2001 to March 2002, and subsequently as Vice President of Newmont Capital, Ltd., the merchant banking arm of Newmont Mining Corporation, from April 2002 to August 2004. Mr. Eppler is a member of the audit committee for Augusta Resource Corporation and Golden Minerals Company. In addition, for the last 37 years Mr. Eppler has been a member of the Society of Mining Engineers of the American Institute of Mining, Metallurgical and Petroleum Engineers A.I.M.E., and he has been a member of the Global Leadership Council for the College of Business at Colorado State University since 2001. He graduated from Middlebury College in 1975 with a Bachelor of Arts Degree in Geography and Religion, and he received his Master of Science Degree in Mineral Economics from the Colorado School of Mines in 1977. Mr. Eppler was the Chair of the Compensation Committee until he stepped down from the Compensation Committee on March 5, 2012. Mr. Eppler is currently the Chair of the Corporation's Health, Safety, Environmental and Social Responsibility Committee. He has been a director of the Corporation since October 13, 2004.

        Given the international reputation and wealth of experience that Mr. Eppler has in the commercial and investment banking aspects of the global resource sector, the Corporation believes that he should once again serve on the Board of Directors to help further develop the business and success of the Corporation. Mr. Eppler's commercial and investment banking experience are important to the Corporation. The Corporation does not have any producing assets and ensuring that the Corporation is adequately financed is an ongoing management responsibility. Mr. Eppler's counsel and advice helps the Corporation maintain adequate financial resources with respect to the approved strategic plan. We expect to rely heavily on Mr. Eppler's experience and expertise as we move beyond technical evaluations and prepare to advance development and financing for the Mt. Todd gold project and other corporate development activities. Furthermore, Mr. Eppler has demonstrated both integrity and high ethical standards in his business dealings and personal affairs to date, qualities which a person must possess under the Mandate of the Board of Directors (attached as Appendix "B" to this Information Circular) in order to be considered for nomination and election to the Board.

        C. Thomas Ogryzlo, B.Mech.Eng., P.Eng, Director.    Mr. Ogryzlo served as President and Chief Executive Officer of Polaris Energy Corp., a renewable energy company, from May 2000 until his retirement in December 2010. In addition, from June 2011 to December 2011, Mr. Ogryzlo served as Interim CEO of Aura Minerals Inc. He is currently a director of Aura Minerals Inc. and the Interim Chairman and Chief Executive Officer of Baja Mining Corp. Previously, he served as President, Chief Executive Officer and a director of Polaris Geothermal Inc., a TSX listed renewable energy company, from June 2004 to October 2009, as a director of Tiomin Resources Inc. from September 1995 to December 2008, and as a director and Non-Executive Chairman of Birim Goldfields Inc. from August 2001 to February 2008. Furthermore, he served as President and Chief Executive Officer of Canatec Development Corporation, a resource management company, from January 2000 to 2003, and as President and Chief Executive Officer of Black Hawk Mining Inc. and its subsidiary Triton Mining Corporation, both gold mining companies, from July 1997 to January 2000. Mr. Ogryzlo is a member of the Advisory Committee of the Osisko/Clifton Star Joint Venture Exploration Program for the Duparquet gold project. He earned his Bachelor of Mechanical Engineering Degree from McGill University in 1961, and his designation as a Professional Engineer from the Professional Engineers of Ontario in 1966. Mr. Ogryzlo is currently the Chair of the Corporation's Corporate Governance and Nominating Committee and a member of the Corporation's Compensation Committee, and upon conclusion of the Meeting will become a member of the Audit Committee. Mr. Ogryzlo has been a director of the Corporation since March 8, 1996.

        Mr. Ogryzlo brings a perspective to the Corporation that has been built on a solid foundation and in-depth knowledge not only of Canada's mining sector, but many other parts of the world. The Corporation has projects in Mexico, Australia, Indonesia and the United States of America. Mr. Ogryzlo's experience in numerous foreign projects has allowed him to contribute in a manner which helps bring clarity and direction to many of the challenges which arise from the geographical diversity of the Corporation's projects. Mr. Ogryzlo is also fluent in Spanish. Mr. Ogryzlo's experience with the construction of varied projects has been beneficial in the preliminary economic and technical evaluations of several of the Corporation's projects. We expect that Mr. Ogryzlo's continued participation will contribute to the effective development of the Corporation's core projects. Furthermore, he has demonstrated both integrity and high ethical standards in his business dealings and personal affairs to date, qualities which a person must possess under the Mandate of the Board of Directors (attached as Appendix "B" to this Information Circular) in order to be considered for nomination and election to the Board. As such, the Corporation believes that Mr. Ogryzlo should once again serve on the Board of Directors.

        Michael B. Richings, M.Sc., Chairman and Director.    Mr. Richings has served as the Chairman of the Board since January 2012. Mr. Richings has been a director of Midas Gold Corp. since April 2011. From November 2007 to January 2012, Mr. Richings served as the Corporation's Executive Chairman and Chief Executive Officer. Previously, Mr. Richings was a director of Allied Nevada Gold Corp. from September 2006 to June 2009, a director of Zaruma Resources Inc. from November 2005 to June 2009, and a director of Triumph Gold Corp. from January 2004 to November 2006. In addition, Mr. Richings served as Chief Executive Officer of the Corporation from August 2007 to November 2007, and as President and Chief Executive Officer of the Corporation from May 2004 until July 2007. From June 1995 to September 2000, he served as President and Chief Executive Officer of the Corporation, and during the period from September 2000 to May 2004, Mr. Richings retired from his position as Chief Executive Officer of the Corporation (but he continued as a director of the Corporation and served as a consultant to the mining industry). He was awarded an Associateship of the Camborne School of Mines in 1969, and he earned his Master of Science Degree from Queen's University in 1971. Mr. Richings has been a director of the Corporation since May 1, 1995. Mr. Richings is a member of the Corporation's Health, Safety, Environmental and Social Responsibility Committee.

        Mr. Richings has been with the Corporation for the past seventeen years and, given his leadership skills, enterprising nature and knowledge of the mining industry, the Corporation believes that he would be a valued member of the Board. His knowledge of the Corporation's properties and his key role in the development and implementation of business strategies which have created shareholder value are important to the Corporation. Mr. Richings has participated in the management and development of several new projects and the Corporation believes that this experience is important to the success of the Corporation's current business plan. Furthermore, he has demonstrated both integrity and high ethical standards in his business dealings and personal affairs to date, qualities which a person must possess under the Mandate of the Board of Directors (attached as Appendix "B" to this Information Circular) in order to be considered for nomination and election to the Board. Accordingly, the Corporation believes that Mr. Richings should once again serve on the Board of Directors.

        Tracy A. Stevenson, B.S., CPA, Director.    Mr. Stevenson has served as a director of Quaterra Resources Inc. since July 2007, and as its Non-Executive Chairman since February 2008. He is currently a director of Ivanhoe Mines Ltd. Mr. Stevenson is also a founding member of Bedrock Resources, LLC, a private resources financial advisory firm, since 2010 and SOS Investors LLC, a private resources investment firm since 2008. Previously, Mr. Stevenson served as Global Head of Information Systems at Rio Tinto PLC, a major global mining company, from February 2006 to May 2007, and as Global Head of Business Process Improvement at Rio Tinto PLC from December 2000 to January 2006. In addition, he served as Executive Vice President, Chief Financial Officer and a director of Comalco Ltd. from 1997 to 2000, and as Chief Financial Officer and a director of Kennecott Corporation from 1993 to 1997. Mr. Stevenson graduated Magna Cum Laude with a Bachelor of Science Degree in Accounting from the University of Utah in 1977, and he earned his designation as a Certified Public Accountant in the State of Utah in 1978. Mr. Stevenson is currently the Chair of the Corporation's Compensation Committee and is a member of the Corporation's Audit Committee, and upon conclusion of the Meeting will become a member of the and Corporate Governance and Nominating Committee. He has been a director of the Corporation since November 6, 2007.

        Mr. Stevenson began his career in public accounting before moving to senior financial, information technology and management positions in two of the world's largest mining companies. Mr. Stevenson's interest in the correct evaluation and implementation of technology is important to the efficient development of the Corporation's projects. His analytical abilities have contributed to the Corporation's evaluation of business opportunities and to the development of the Corporation's business strategy. His past experience as a chief financial officer has been beneficial in matters specifically related to the Audit Committee. We expect that Mr. Stevenson's future participation on the Board will be an asset to the Corporation through sound planning and the appropriate application of the Corporation's resources. Furthermore, he has demonstrated both integrity and high ethical standards in his business dealings and personal affairs to date, qualities which a person must possess under the Mandate of the Board of Directors (attached as Appendix "B" to this Information

Circular) in order to be considered for nomination and election to the Board. As such, the Corporation believes that Mr. Stevenson should once again serve on the Board of Directors.

        Nicole S. Adshead-Bell, Ph.D., Director.    Dr. Adshead-Bell has served as a director of the Corporation since August 2011. She has over 14 years of experience in the mining/exploration and finance industries working as a geologist, analyst and investment banker. Dr. Adshead-Bell is currently the Director of Mining Research for Sun Valley Gold LLC and serves as a director of Silver Bull Resources Inc. She was founder and President of Cupel Advisory Corp. a private company providing advisory services for mining/exploration companies and investment funds. Prior to forming Cupel she was Vice President and then Managing Director, Investment Banking at Haywood Securities Inc. (from 2007 to 2010). Dr. Adshead-Bell was also a mining analyst with Dundee Securities Corp. (2005 to 2007) and Sun Valley Gold LLC (2003 to 2005). She worked as freelance consultant geologist for Australian and Canadian companies between 1995 and 2003. Dr. Adshead-Bell was awarded a Ph.D. in geology from James Cook University, Queensland, Australia in 2000.

        Dr. Adshead-Bell has indicated that she does not desire to stand for re-election at the Meeting.

        There are no family relationships among any directors, officers or persons nominated to be directors of the Corporation. No directors of the Corporation are also directors of issuers with a class of securities registered under Section 12 of the United States Securities Exchange Act of 1934, as amended (the "Exchange Act") (or which otherwise are required to file periodic reports under the Exchange Act) except for W. Durand Eppler who is a director of Augusta Resource Corporation and Tracy A. Stevenson who is a director of Quaterra Resources Inc.

        None of the above directors has entered into any arrangement or understanding with any other person pursuant to which he or she was, or is to be, elected as a director of the Corporation or a nominee of any other person.

        No director or officer of the Corporation is a party adverse to the Corporation or any of its subsidiaries, or has a material interest adverse to the Corporation or any of its subsidiaries. During the past ten years, no director or executive officer of the Corporation has:

  (a)
  filed or has had filed against such person, a petition under the U.S. federal bankruptcy laws or any state insolvency law, nor has a receiver, fiscal agent or similar officer been appointed by a court for the business or property of such person, or any partnership in which such person was a general partner, at or within two years before the time of filing, or any corporation or business association of which such person was an executive officer, at or within two years before such filings;

  (b)
  been convicted or pleaded guilty or nolo contendere in a criminal proceeding or is a named subject of a pending criminal proceeding (excluding traffic violations and other minor offences);

  (c)
  been the subject of any order, judgment, or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction, permanently or temporarily enjoining, barring, suspending or otherwise limiting such person's activities in any type of business, securities, trading, commodity or banking activities;

  (d)
  been the subject of any order, judgment or decree, not subsequently reversed, suspended or vacated, of any U.S. federal or state authority barring, suspending or otherwise limiting for more than 60 days the right of such person to engage in any type of business, securities, trading, commodity or banking activities, or to be associated with persons engaged in any such activity;

  (e)
  been found by a court of competent jurisdiction in a civil action or by the U.S. Securities and Exchange Commission (the "SEC"), or by the U.S. Commodity Futures Trading Commission to have violated a U.S. federal or state securities or commodities law, and the judgment has not been reversed, suspended, or vacated;

  (f)
  been the subject of, or a party to, any U.S. federal or state judicial or administrative order, judgment, decree, or finding, not subsequently reversed, suspended or vacated, relating to an alleged violation of: (i) any U.S. federal or state securities or commodities law or regulation; or (ii) any law or regulation respecting financial institutions or insurance companies including, but not limited to, a temporary or permanent injunction, order of disgorgement or restitution, civil money penalty or temporary or permanent cease-and-desist order, or removal or prohibition order; or (iii) any law or regulation prohibiting mail or wire fraud or fraud in connection with any business entity; or

  (g)
  been the subject of, or a party to, any sanction or order, not subsequently reversed, suspended or vacated, of any self-regulatory organization (as defined in Section 3(a)(26) of the Exchange Act (15 U.S.C.78c(a)(26))), any registered entity (as defined in Section 1(a)(29) of the U.S. Commodity Exchange Act (7 U.S.C.1(a)(29))), or any equivalent exchange, association, entity or organization that has disciplinary authority over its members or persons associated with a member.

        Additional information regarding the various committees of the Board of Directors, and the attendance of each director at meetings of the Board of Directors and its committees held during 2012, is set out below under "Corporate Governance".

        The TSX has adopted amendments to its Company Manual, which became effective December 31, 2012, requiring listed companies to disclose whether they have adopted a majority voting policy for the election of directors. Shareholders are entitled to vote "for" or "withhold" their vote in respect of the election of each director. A majority voting policy generally provides that a director who receives a majority of "withhold" votes but is elected as a matter of law, must tender his resignation for consideration by the Board of Directors. The Board of Directors is generally expected to accept the director's resignation and make a public announcement of its decision.

        The Corporation has not adopted a majority voting policy. The Board believes that additional consideration is required before determining whether to change the manner in which the Corporation's directors are elected. The current practice of the Corporation is to consider individual directors elected in accordance with applicable corporate and securities laws.

        Cumulative voting (i.e., a form of voting where shareholders are permitted to cast all of their aggregate votes for a single nominee) will not be permitted. The directors must be elected by an affirmative vote of a plurality of the votes cast, either in person or by proxy, at the Meeting on this matter.

The Board recommends a vote "FOR" each of the nominees for director.

Appointment of Auditor

        The Corporation has proposed the appointment of PricewaterhouseCoopers LLP of Denver, Colorado, as the auditor of the Corporation to hold office until the close of the next annual general meeting of the Corporation or until a successor is appointed. It is proposed that the remuneration to be paid to the auditor be fixed by the Board of Directors through the Audit Committee.

        Effective on May 31, 2012, the Corporation changed its auditors from PricewaterhouseCoopers LLP, Vancouver, British Columbia ("PWC Vancouver") to PricewaterhouseCoopers LLP, Denver, Colorado ("PWC Denver"). The change was made because the Corporation switched to reporting its financial statements pursuant to United States generally accepted accounting principles and its principal place of business is located in a suburb of Denver. Therefore, conducting the Corporation's audit out of the Vancouver office of PricewaterhouseCoopers LLP was no longer cost effective to the Corporation. On May 31, 2012, at the request of the Corporation and upon mutual agreement, PWC Vancouver resigned as the principal independent registered public accountant of the Corporation, and PWC Denver was engaged as the Corporation's principal independent registered public accountant. For United States securities law purposes, PWC Vancouver and PWC Denver are separate accounting firms, and therefore for United States securities law purposes, the switch from PricewaterhouseCoopers LLP's Vancouver office to the Denver office constituted a change of auditor for the Corporation. For purposes of complying with National Instrument 51-102 Continuous Disclosure Obligations of the Canadian Securities Administrators, and for complying with the requirements of Schedule 14A, a copy of the Corporation's disclosure in regard to the change of auditor in the U.S. is attached as Appendix "C" and incorporated herein by reference.

        Unless otherwise instructed, the proxies given pursuant to this solicitation will be voted "FOR" the appointment of PricewaterhouseCoopers LLP as the auditor of the Corporation to hold office until the close of the next annual general meeting of the Corporation or until a successor is appointed and that the remuneration to be paid to the auditor be fixed by the Board of Directors through the Audit Committee. PricewaterhouseCoopers LLP (then Coopers & Lybrand) was first appointed as the auditor of the Corporation on June 28, 1985.

        Representatives of PricewaterhouseCoopers LLP are expected to be present at the Meeting and to be available to respond to appropriate questions from persons present at the Meeting. If representatives of PricewaterhouseCoopers LLP are present at the Meeting, the Chairman of the Meeting will provide such representatives with the opportunity to make a statement if they so desire.

        The auditors must be appointed by an affirmative vote of a simple majority of the votes cast, either in person or by proxy, at the Meeting on this matter.

        The Board recommends a vote "FOR" the appointment of PricewaterhouseCoopers LLP of Denver, Colorado as the auditor of the Corporation.

Fees Paid to Auditor and their Independence from the Corporation

        The Corporation retained PricewaterhouseCoopers LLP to provide services which were billed for the years ended December 31, 2012 and 2011 in the following categories and amounts:

	2012	2011
Audit Fees(1)	$387,000	Cdn$	243,000
Audit Related Fees(2)	$84,000	Cdn$	130,000
Tax Fees(3)	$86,000	Cdn$	108,000
All Other Fees(4)	—		—

Totals	$557,000	Cdn$	481,000

(1)
"Audit Fees" represent fees for the audit of the Corporation's consolidated annual financial statements, review of the Corporation's interim financial statements and review in connection with regulatory financial filings.

(2)
"Audit Related Fees" represent fees for assistance with the application of accounting and financial reporting standards and regulatory filings.

(3)
"Tax Fees" represent fees for tax compliance, tax consulting and tax planning.

(4)
For 2012 and 2011, no other fees were paid for legal compliance and business practice reviews, financial information systems design and implementation, internal audit co-sourcing services or other matters not covered by Audit Fees, Audit Related Fees or Tax Fees.

Policy on Pre-Approval by Audit Committee of Services Performed by Independent Auditors

        The Audit Committee has adopted procedures requiring the Audit Committee to review and approve in advance of all particular engagements for services provided by the Corporation's independent auditor. Consistent with applicable laws, the procedures permit limited amounts of services, other than audit, review or attestation services, to be approved by one or more members of the Audit Committee pursuant to authority delegated by the Audit Committee, provided that the Audit Committee is informed of each particular service. All of the engagements and fees for 2012 were pre-approved by the Audit Committee. The Audit Committee reviews with the auditor whether the non-audit services to be provided are compatible with maintaining the auditor's independence. The Board has determined that fees paid to the independent auditors for non-audit services in any year will not exceed the fees paid for audit services during the year. Permissible non-audit services will be limited to fees for tax services, accounting assistance or audits in connection with acquisitions, and other services specifically related to accounting or audit matters such as audits of employee benefit plans.

Corporate Jurisdiction and Amended Articles

Background

        The Corporation's corporate matters are currently governed by the Business Corporations Act (Yukon) (the "YBCA"). The Corporation was continued from British Columbia to the Yukon Territory, Canada on December 17, 1997 because, among other reasons, the Company Act (British Columbia) (the "BC Company Act") imposed strict Canadian and British Columbia residency requirements on members of boards of directors, whereas the YBCA provided the flexibility to appoint a majority of non-resident directors, if appropriate.

        Effective March 29, 2004, the Business Corporations Act (British Columbia) (the "BCBCA") replaced the Company Act. As a consequence, all British Columbia companies are now governed by the BCBCA, which modernizes and streamlines company law in British Columbia and represents an improvement over the Company Act, including eliminating the residency requirements for directors imposed by the Company Act.

        Management believes that continuing into British Columbia will be beneficial to the Corporation. Among other benefits, the continuation will allow the Corporation to take advantage of the recently implemented "notice and access" provisions of Canadian securities laws that will allow the Corporation to offer shareholders the option of receiving certain corporate communications such as meeting materials via the internet. The YBCA requires certain communications to be physically mailed to shareholders, thereby reducing the utility of the notice and access provisions. The Corporation's ability to fully utilize the notice and access mechanism by continuing into British Columbia is expected to result in significant cost savings to the Corporation. In addition, management expects that the continuation will result in more cost-effective operations and enhanced efficiency in the handling of corporate matters by eliminating the need to engage separate Yukon counsel.

        Under the YBCA, the Corporation may, if authorized by a special resolution of its shareholders, apply to the Registrar of Companies in British Columbia to continue its corporate jurisdiction under the BCBCA.

Charter Documents

        Upon the continuance becoming effective, the Corporation's current articles (the "Yukon Articles") and the existing by-laws of the Corporation (the "By-Laws") will be replaced with a notice of articles (the "Notice of Articles") and articles (the "Articles") in compliance with the BCBCA. Copies of the Notice of Articles and Articles are attached hereto in Appendix "D" and will be available for review by the shareholders at the Meeting. In addition, copies of the Notice of Articles and Articles will be mailed, free of charge, to any shareholder who requests a copy in writing.

        Other than the addition of the advance notice provisions (the "Advance Notice Provisions"), as further described below, the provisions of the Notice of Articles and Articles are together substantially the same as the existing Yukon Articles and By-Laws, but incorporate a number of non-substantive changes, including the use of slightly different terminology adopted under the BCBCA. Appendix "E" to this Information Circular sets out a summary of certain differences between the BCBCA and the YBCA. However, the summary is not exhaustive and shareholders are urged to consult their legal and other advisors with regard to the implications of the proposed continuance that may be important to them.

        The inclusion of Advance Notice Provisions in the proposed Articles is a substantive change from the Corporation's current Yukon Articles. The Advance Notice Provisions fix a deadline by which shareholders must submit director nominations to the Corporation prior to any annual or special meetings of shareholders. In the case of an annual meeting, the deadline is not less than 30 days and not more than 65 days prior to the date of the meeting. In the case of a special meeting that is not also an annual meeting, the deadline is not later than the close of business on the 15th day following the day on which the special meeting was first publicly announced. The Advance Notice Provisions also describe the information that a shareholder must include in the form of notice that must be provided to the Corporation.

        The Advance Notice Provisions will: (i) facilitate orderly and efficient annual, or as required, special meetings of shareholders; (ii) ensure that all shareholders receive adequate notice of director nominations and sufficient information with respect to all nominees; and (iii) allow shareholders to register an informed vote. The full text of the Advance Notice Provisions is set out in the proposed Articles, which will be available for review by the shareholders at the Meeting, or will be mailed, free of charge, to any shareholder who requests a copy in writing.

Registered Office

        As part of the continuation, the Corporation will change its registered and records office from MacDonald & Company at its offices at 200 - 204 Lambert Street, Whitehorse, Yukon Territory, Canada Y1A 3T2 to Borden Ladner Gervais LLP, at its offices at 1200 - 200 Burrard Street, Vancouver British Columbia, Canada V7X 1T2.

Approval of Continuance

        At the Meeting, management of the Corporation will ask shareholders to consider and, if deemed advisable, to approve the following special resolution (the "Continuance Resolution"):

        BE IT RESOLVED as a special resolution that, subject to regulatory approval:

  (a)
  the continuance of the Corporation into British Columbia is hereby authorized and approved;

  (b)
  the Corporation:

  (i)
  apply to the Yukon Registrar of Companies (the "Yukon Registrar") to obtain approval for a continuance pursuant to section 191 of the Business Corporations Act (Yukon);

  (ii)
  apply to the British Columbia Registrar of Companies (the "B.C. Registrar") to continue as a British Columbia company pursuant to section 302 of the Business Corporations Act (British Columbia); and

  (iii)
  deliver a copy of the Certificate of Continuation issued by the B.C. Registrar to the Yukon Registrar and request that the Yukon Registrar issue a Certificate of Discontinuance under section 191(6) of the Business Corporations Act (Yukon);

  (c)
  subject to the issuance of such Certificate of Continuation and without affecting the validity and existence of the Corporation by or under its current articles and by-laws and any act done thereunder, the Corporation adopt, in accordance with the BCBCA, a notice of articles and articles in substitution for the current articles and by-laws of the Corporation, as more fully described in the management information and proxy circular dated March 26, 2013;

  (d)
  any one or more of a group comprised of the directors and officers of the Corporation is hereby authorized for and on behalf of the Corporation to take all action, to do all things and to execute, under the common seal of the Corporation or otherwise, and to deliver or cause to be delivered in the name of and on behalf of the Corporation all documents and instruments as such directors or officers of the Corporation may deem necessary or advisable in connection with the matters referred to in the foregoing resolutions; and

  (e)
  notwithstanding that this Special Resolution has been duly passed by the shareholders of the Corporation, the Board of Directors of the Corporation may, in its sole discretion and without further approval of the shareholders of the Corporation, revoke this Special Resolution at any time prior to effecting the continuance and elect not to act on or carry out this Special Resolution.

        In order to become effective, the Continuance Resolution must be approved by at least two-thirds of the votes cast by shareholder present in person or by proxy at the Meeting. The Board recommends that the shareholders vote "FOR" the Continuance Resolution.

Dissenting Shareholders Rights

        Registered shareholders are entitled to dissent from the Continuance Resolution in the manner provided in section 193 of the YBCA. Section 193 of the YBCA is reprinted in its entirety and attached to this Information Circular at Appendix "F". Shareholders are not entitled to dissent with respect to any other matter that may be considered at the Meeting.

        A shareholder entitled to dissent under Section 193 and who complies with such section is entitled to be paid by the Corporation the fair value of the shares in respect of which the shareholder dissents, determined as of the close of business on the last business day before the day on which the resolution from which the shareholder dissents was adopted. A dissenting shareholder may only claim under this Section 193 with respect to all the shares of a class held by the dissenting shareholder or on behalf of any one beneficial owner and registered in the name of the dissenting shareholder. Fair value can be determined by an application to the Supreme Court of British Columbia after the adoption of the Continuance Resolution by either the Corporation or a dissenting shareholder who has provided proper written notice under Section 193 of their objection to the Continuance Resolution. If such application is made the Corporation shall send to such dissenting shareholder a written offer to pay an amount considered by the directors of the Corporation to be fair value of the shares. A shareholder is not required to vote against the Continuance Resolution at the Meeting to maintain its rights as a dissenting shareholder.

        A dissenting shareholder must send written notice to the Corporation at or before the Meeting. Upon the adoption of the Continuance Resolution or upon an agreement between the Corporation and the dissenting shareholder to purchase the disssenting shareholders shares in relation to the adoption of the Continuance Resolution or upon order the Supreme Court of British Columbia setting the fair value of shares in accordance with Section 193, such dissenting shareholders shall no longer have the rights of a shareholders of the Corporation other than the right to be paid the fair value of the shares. Until one such events as described above occurs, a shareholder may withdraw their dissent and the Corporation may rescind the Continuance Resolution.

Information About Proxies

Solicitation of Proxies

        The solicitation of proxies by management and the Board will be made primarily by mail but solicitation may be made by telephone or in person with the cost of such solicitation to be borne by the Corporation. While no arrangements have been made to date, the Corporation may contract for the solicitation of proxies for the Meeting. Such arrangements would include customary fees which would be borne by the Corporation. Unless otherwise instructed, the proxies given pursuant to this solicitation will be voted "FOR" the Continuous Resolution.

Appointment of Proxyholder

        The persons named in the enclosed form of proxy for the Meeting are officers of the Corporation and nominees of management and the Board. A registered shareholder has the right to appoint some other person, who need not be a shareholder, to represent such registered shareholder at the Meeting by inserting that other person's name in the blank space provided on the form of proxy, which form of proxy is set out in Appendix "A". If a registered shareholder appoints one of the persons designated in the accompanying form of proxy as a nominee and does not direct the said nominee to vote either "FOR" or "AGAINST" or "WITHHOLD" from voting on a matter or matters, or where instructions on the form of proxy are uncertain with respect to which an opportunity to specify how the Common Shares registered in the name of such registered shareholder shall be voted, the proxy shall be voted "FOR" the resolution.

        The instrument appointing a proxyholder must be in writing and signed by the registered shareholder, or such registered shareholder's attorney authorized in writing, or if the registered shareholder is a corporation, by a duly authorized officer, or attorney, of such corporation. An undated but executed proxy will be deemed to be dated the date of the mailing of the proxy by the Corporation or its agent. In order for a proxy to be valid, a registered shareholder must:

  (a)
  sign and print his or her name on the lines specified for such purpose at the bottom of the form of proxy; and

  (b)
  return the properly executed and completed form of proxy:

  (i)
  by mailing it or delivering it by hand in the appropriate enclosed return envelope addressed to Computershare Investor Services Inc., or

    (ii)
    by faxing it to Computershare Investor Services Inc. at 1-866-249-7775 (toll free in North America) or 1-416-263-9524 (international), to be received by 10:00 a.m., Vancouver time, on April 26, 2013, or no later than 48 hours (excluding Saturdays, Sundays and holidays) before any adjournment or postponement of the Meeting, unless the Chairman of the Meeting elects to exercise his discretion to accept proxies received subsequently.

Revocation of Proxy

        A registered shareholder may revoke a proxy by delivering an instrument in writing executed by such registered shareholder or by the registered shareholder's attorney authorized in writing or, where the registered shareholder is a corporation, by a duly authorized officer or attorney of such corporation, either to the registered office of the Corporation at any time up to and including the last business day preceding the day of the Meeting or any adjournment or postponement thereof, with the Chairman of the Meeting on the day of the Meeting or any adjournment or postponement thereof and before any vote in respect of which the proxy is to be used shall have been taken, or in any other manner permitted by law.

Voting of Proxies

        A registered shareholder may direct the manner in which his or her Common Shares are to be voted or withheld from voting in accordance with the instructions of the registered shareholder by marking the form of proxy accordingly. The management nominees designated in the enclosed form of proxy will vote the Common Shares represented by proxy in accordance with the instructions of the registered shareholder on any resolution that may be called for and if the registered shareholder specifies a choice with respect to any matter to be acted upon, the Common Shares will be voted accordingly. Where no choice is so specified with respect to any resolution or in the absence of certain instructions, the Common Shares represented by a proxy given to management will be voted "FOR" the resolution. If more than one direction is made with respect to any resolution, such Common Shares will similarly be voted "FOR" the resolution.

Exercise of Discretion by Proxyholders

        The enclosed form of proxy when properly completed and delivered and not revoked, confers discretionary authority upon the proxyholders named therein with respect to amendments or variations of matters identified in the accompanying Notice of Meeting, and other matters not so identified which may properly be brought before the Meeting. At the date of this Information Circular, management of the Corporation knows of no such amendments, variations or other matters to come before the Meeting. If any amendment or variation or other matter comes before the Meeting, the persons named in the proxy will vote in accordance with their best judgement on such amendment, variation or matter, subject to any limitations imposed by applicable law.

Voting by Beneficial Shareholders

        The information set out in this section is important to many shareholders as a substantial number of shareholders do not hold their Common Shares in their own name.

        Persons who hold Common Shares through their brokers, agents, trustees or other intermediaries (such persons, "Beneficial Shareholders") should note that only proxies deposited by registered shareholders whose names appear on the share register of the Corporation may be recognized and acted upon at the Meeting. If Common Shares are shown on an account statement provided to a Beneficial Shareholder by a broker, then in almost all cases the name of such Beneficial Shareholder will not appear on the share register of the Corporation. Such Common Shares will most likely be registered in the name of the broker or an agent of the broker. In Canada, the vast majority of such shares will be registered in the name of "CDS & Co.", the registration name of CDS Clearing and Depositary Services Inc., and in the United States, the vast majority will be registered in the name of "Cede & Co.", the registration name of the Depository Trust Company, which entities act as nominees for many brokerage firms. Common Shares held by brokers, agents, trustees or other intermediaries can only be voted by those brokers, agents, trustees or other intermediaries in accordance with instructions received from Beneficial Shareholders. As a result, Beneficial Shareholders should carefully review the voting instructions provided by their intermediary with this Information Circular and ensure they communicate how they would like their Common Shares voted in accordance with those instructions.

        Beneficial Shareholders who have not objected to their intermediary disclosing certain ownership information about themselves to the Corporation are referred to as "NOBOs". Those Beneficial Shareholders who have objected to their intermediary disclosing ownership information about themselves to the Corporation are referred to as "OBOs". In accordance with the requirements of National Instrument 54-101 of the Canadian Securities Administrators, the Corporation has elected to send the Notice of Meeting, this Information Circular and the form of proxy (collectively, the "Meeting Materials") indirectly through intermediaries to all of the Beneficial Shareholders. The intermediaries (or their service companies) are responsible for forwarding the Meeting Materials to each Beneficial Shareholder, unless the Beneficial Shareholder has waived the right to receive them.

        Intermediaries will frequently use service companies to forward the Meeting Materials to Beneficial Shareholders. Generally, a Beneficial Shareholder who has not waived the right to receive Meeting Materials will either:

  (a)
  be given a form of proxy which (i) has already been signed by the intermediary (typically by a facsimile, stamped signature), (ii) is restricted as to the number of shares beneficially owned by the Beneficial Shareholder, and (iii) must be completed, but not signed, by the Beneficial Shareholder and deposited with Computershare Investor Services Inc.; or

  (b)
  more typically, be given a voting instruction form ("VIF") which (i) is not signed by the intermediary, and (ii) when properly completed and signed by the Beneficial Shareholder and returned to the intermediary or its service company, will constitute voting instructions which the intermediary must follow.

        VIFs should be completed and returned in accordance with the specific instructions noted on the VIF. The purpose of this procedure is to permit Beneficial Shareholders to direct the voting of the Common Shares which they beneficially own.

        Please return your voting instructions as specified in the VIF. Beneficial Shareholders should carefully follow the instructions set out in the VIF, including those regarding when and where the VIF is to be delivered.

        Although Beneficial Shareholders may not be recognized directly at the Meeting for the purpose of voting Common Shares registered in the name of their broker, agent, trustee or other intermediary, a Beneficial Shareholder may attend the Meeting as a proxyholder for a shareholder and vote Common Shares in that capacity. Beneficial Shareholders who wish to attend the Meeting or have someone else attend on their behalf, and indirectly vote their Common Shares as proxyholder for the registered shareholder should contact their broker, agent, trustee or other intermediary well in advance of the Meeting to determine the steps necessary to permit them to indirectly vote their Common Shares as a proxyholder.

Securities Entitled to Vote

        As of March 20, 2013 the authorized share capital of the Corporation consists of an unlimited number of Common Shares, without par value of which    •    Common Shares are issued and outstanding. Every shareholder who is present in person and entitled to vote at the Meeting shall on a show of hands have one vote and shall on a poll have one vote for each Common Share of which the shareholder is the registered holder, and such shareholder may exercise such vote either in person or by proxy.

        The Board of Directors of the Corporation has fixed the close of business on March 20, 2013 as the record date for the purpose of determining the shareholders entitled to receive notice of the Meeting, but the failure of any shareholder to receive notice of the Meeting does not deprive such shareholder of the entitlement to vote at the Meeting. Every registered shareholder of record at the close of business on March 20, 2013 who personally attends the Meeting will be entitled to vote at the Meeting or any adjournment or postponement thereof, except to the extent that:

  (a)
  such shareholder has transferred the ownership of any of his or her Common Shares after March 20, 2013; and

  (b)
  the transferee of those Common Shares produces properly endorsed share certificates, or otherwise establishes that he or she owns the Common Shares, and demands, not later than 10 days before the Meeting, that his or her name be included in the list of shareholders entitled to vote at the Meeting, in which case the transferee is entitled to vote those Common Shares at the Meeting.

Broker Non-Votes

        Brokers and other intermediaries, holding shares in street name for their customers, are required to vote the shares in the manner directed by their customers. Under the Business Corporations Act (Yukon), brokers are not entitled to vote shares held in street name for their customers where they have not received written voting instructions from the Beneficial Shareholders of those shares. Under the rules of the NYSE, brokers are prohibited from giving proxies to vote on non-routine matters (including, but not limited to, non-contested director elections) unless the beneficial owner of such shares has given voting instructions on the matter.

        The absence of a vote on a matter where the broker has not received written voting instructions from a Beneficial Shareholder is referred to as a "broker non-vote". Any shares represented at the Meeting but not voted (whether by abstention, broker non-vote or otherwise) will have no impact on any matters to be acted upon at the Meeting.

Ownership of the Corporation's Common Shares

Ownership by Management

        The following table sets forth certain information regarding beneficial ownership, control or direction, directly or indirectly, of the Corporation's Common Shares, as of March 20, 2013, by (i) each of the

Corporation's executive officers and directors and (ii) the Corporation's executive officers and directors, as a group.

Name and Position(1)	Common Shares Beneficially Owned		Percentage of Class(2)
JOHN M. CLARK Director	•	(4)	*
W. DURAND EPPLER Director	•	(5)	•%
C. THOMAS OGRYZLO Director	•	(6)	*
TRACY A. STEVENSON Director	•	(7)	*
MICHAEL B. RICHINGS Chairman and Director	•	(8)	•%
FREDERICK H. EARNEST President, Chief Executive Officer and Director	•	(9)	•%
JOHN F. ENGELE(10) Senior Vice President and Chief Financial Officer	•	(11)	•
TERRI L. EGGERT(12) Interim Chief Financial Officer	nil		nil
JOHN W. ROZELLE(13) Senior Vice President	•	(14)	•
NICOLE ADSHEAD-BELL	•		•
All executive officers and directors as a group (8 persons)	•		•%

*
Represents less than 1% of the outstanding Common Shares.

(1)
The address of each of the persons listed is c/o Vista Gold Corp., 7961 Shaffer Parkway, Suite 5, Littleton, Colorado 80127.

(2)
In accordance with Rule 13d-3(d)(1) under the Exchange Act, the applicable percentage of ownership for each person is based on     •    Common Shares outstanding as of March 20, 2012, plus any securities held by such person exercisable for or convertible into Common Shares within 60 days after March 20, 2012.

(3)
Includes    •    Common Shares owned currently,    •    Common Shares which may be acquired upon the exercise of immediately exercisable options and    •    Common Shares which may be acquired upon the exercise of warrants. Dr. Adshead-Bell has determined not to stand for re-election at the meeting.

(4)
Includes    •    Common Shares owned currently,    •    Common Shares which may be acquired upon the exercise of immediately exercisable options and    •    Common Shares which may be acquired upon the exercise of warrants.

(5)
Includes    •    Common Shares owned currently,    •    Common Shares which may be acquired upon the exercise of immediately exercisable options and    •    Common Shares which may be acquired upon the exercise of warrants.

(6)
Includes    •    Common Shares owned currently and    •    Common Shares which may be acquired upon the exercise of immediately exercisable options.

(7)
Includes    •    Common Shares owned currently and    •    Common Shares which may be acquired upon the exercise of immediately exercisable options.

(8)
Includes    •    Common Shares owned currently,    •    Common Shares which may be acquired upon the exercise of immediately exercisable options and    •    Common Shares which may be acquired upon the exercise of warrants.

(9)
Includes    •    Common Shares owned currently,    •    Common Shares which may be acquired upon the exercise of immediately exercisable options and    •    Common Shares which may be acquired upon the exercise of warrants.

(10)
John F. Engele was appointed Senior Vice President and Chief Financial Officer effective May 29, 2012.

(11)
Includes    •    Common Shares owned currently,    •    Common Shares which may be acquired upon the exercise of immediately exercisable options and    •    Common Shares which may be acquired upon the exercise of warrants.

(12)
Terri L Eggert was appointed as Interim Chief Financial Officer on May 18, 2011 through May 11, 2012.

(13)
John W. Rozelle was appointed Senior Vice President effective August 1, 2012. Mr. Rozelle served as Vice President Technical Services from May 16, 2011 through August 1, 2012.

(14)
Includes    •    Common Shares owned currently,    •    Common Shares which may be acquired upon the exercise of immediately exercisable options and    •    Common Shares which may be acquired upon the exercise of warrants

Ownership by Principal Shareholders

        The following table sets forth certain information regarding the ownership of the Corporation's Common Shares as at March 20, 2013 by each shareholder known to the Corporation to beneficially own or control or direct, directly or indirectly, more than five percent of the Corporation's outstanding Common Shares based on such person's most recently available Schedule 13G filed with the SEC.

Name and Address	Common Shares Beneficially Owned(1)		Percentage of Class(1)
Sun Valley Gold LLC ("Sun Valley")(2) 620 Sun Valley Road Sun Valley, ID 83353	•	(2)	•%
Sprott Inc. ("Sprott")(3) Suite 2700, South Tower, Royal Bank Plaza Toronto, ON M5J 2J1	•	(3)	•%
Van Eck Associates Corporation 335 Madison Ave. — 19th Floor New York, NY 10017	•		•%
BlackRock Inc. 335 Madison Ave. — 19th Floor New York, NY 10017	•		•%

(1)
In accordance with Rule 13d-3(d)(1) under the United States Securities Exchange Act of 1934, as amended, the applicable percentage of ownership of each shareholder is based on 71,728,883 Common Shares outstanding as of March 20, 2013, plus any securities held by such shareholder exercisable for or convertible into Common Shares within 60 days after the date of this Information Circular.

(2)
Sun Valley exercises control and direction over    •    Common Shares (representing     •    % of the outstanding Common Shares as of March 20, 2012 on a undiluted basis) and    •    Common Share purchase warrants on behalf of client accounts over which it has discretionary trading authority. If exercised, the    •    warrants over which Sun Valley exercises control and discretion would, together with the    •    Common Shares over which Sun Valley exercises control and direction, represent     •    % of the issued and outstanding Common Shares (after giving effect to the exercise of such warrants, but not the exercise of any other convertible securities of the Corporation). Sun Valley Gold Master Fund, Ltd. (the "Master Fund") is the beneficial owner of     •    of the Common Shares and    •    of the warrants over which Sun Valley exercises control and direction. The sole shareholders of the Master Fund are Sun Valley Gold International, Ltd., of which Sun Valley is the Investment Manager, and Sun Valley Gold, L.P., of which Sun Valley is the General Partner. Sun Valley has discretionary trading authority, and exercises control and direction, over the securities of the Issuer beneficially owned by the Master Fund. The balance of such Common Shares and warrants are beneficially owned by arm's-length clients on behalf of whom Sun Valley manages investment accounts.

(3)
Sprott exercises control and direction over    •    Common Shares (representing    •    % of the outstanding Common Shares as of March 20, 2012 on a undiluted basis) and    •    Common Share purchase warrants on behalf of client accounts over which it has discretionary trading authority. If exercised, the 3,021,739 warrants over which Sprott exercises control and discretion would, together with the     •    Common Shares over which Sun Valley exercises control and direction, represent    •    % of the issued and outstanding Common Shares (after giving effect to the exercise of such warrants, but not the exercise of any other convertible securities of the Corporation). Exploration Capital Partners 2008 Limited Partnership is the beneficial owner of    •    of the Common Shares and    •    of the warrants over which Sprott exercises control and direction.

Change in Control

        The Corporation has no charter or by-law provisions that would delay, defer or prevent a change in control of the Corporation.

        The Corporation is not aware of any arrangement that might result in a change in control in the future. To the Corporation's knowledge there are no arrangements, including any pledge by any person of the

Corporation's securities, the operation of which may at a subsequent date result in a change in the Corporation's control.

Quorum

        Under By-Law No. 1 of the Corporation, the quorum for the transaction of business at the Meeting is two shareholders present in person or by proxy.

        Abstentions will be counted as present for purposes of determining the presence of a quorum for purposes of these matters, but will not be counted as votes cast. Broker non-votes (shares held by a broker or nominee as to which the broker or nominee does not have the authority to vote on a particular matter) will not be counted as present for purposes of determining the presence of a quorum for purposes of these matters and will not be voted.

        Accordingly, neither abstentions nor broker non-votes will have any effect on the outcome of the votes on the matters to be acted upon at the Meeting.

Corporate Governance

        The Corporation's Board of Directors and executive officers consider good corporate governance to be an important factor in the efficient and effective operation of the Corporation. The Canadian Securities Administrators implemented National Policy 58-201 — Corporate Governance Guidelines and Canadian National Instrument 58-101 — Disclosure of Corporate Governance Practices ("NI 58-101") in each of the provinces and territories of Canada. The NYSE MKT ("NYSE MKT") has also established rules for corporate governance as detailed in the NYSE MKT's Company Guide (the "NYSE MKT Company Guide"). The Board of Directors is of the view that the Corporation's system of corporate governance meets or exceeds the majority of each of these sets of guidelines and requirements.

Board of Directors

        The present Board of Directors consists of seven directors, four of whom are viewed as being "independent" within the meaning of NI 58-101 and five of whom qualify as unrelated directors who are viewed as being "independent" within the meaning of Section 803A of the NYSE MKT Company Guide. Nicole S. Adshead-Bell, John M. Clark, C. Thomas Ogryzlo and Tracy A. Stevenson are considered to be independent members of the Board of Directors. Dr. Adshead-Bell has determined not to stand for re-election at the Meeting. The Board has determined not to promote a replacement for Dr. Adshead-Bell and upon the conclusion of the Meeting the Board of Directors will consist of six members.

        Although W. Durand Eppler is considered to be independent within the meaning of Rule 803A of the NYSE MKT Company Guide, he is not considered to be independent under Rule 10A-3 of the Exchange Act or NI 58-101 as a result of consulting fees that were paid since April 1, 2009, by the Corporation to Sierra Partners LLC ("Sierra"), a limited liability company in which Mr. Eppler is a managing member and one-third owner.

        On April 1, 2008, the Corporation entered into an agreement with Sierra to provide investor relations and corporate finance consulting services to the Corporation. Under the terms of the agreement, Sierra provided consulting services to the Corporation between April 1, 2008 and March 31, 2009. On April 1, 2009, the Corporation entered into a subsequent agreement. Under the terms of the agreement, Sierra provided consulting services to the Corporation between April 1, 2009 and March 31, 2010, after which time Sierra has provided consulting services on a month-to-month basis. Sierra provides support and analysis of the Corporation's general corporate finance and strategy efforts. The Corporation agreed to pay to Sierra a monthly retainer fee of $10,000 during the term of the agreement for said services. For the year ended December 31, 2012, the Corporation had made payments totalling $127,577, which included consulting fees of $120,000 and reimbursed expenses of $5,577. The Board of Directors does not believe that the payment of this consulting fee will materially interfere with Mr. Eppler's ability to act in the best interests of the Corporation and has concluded that he remains able to act independently of management of the Corporation.

        Frederick H. Earnest is not an independent director because of his management position with the Corporation and Michael B. Richings is not an independent director because of his management position with the Corporation within the last three years.

Board Leadership Structure

        Michael B. Richings is the Chairman of the Board and is not considered under securities laws to be an independent director. All of the members of the Corporate Governance and Nominating Committee, which meets regularly without management present are independent directors. In addition, the Audit Committee and Compensation Committee are comprised entirely of independent directors within the meaning of Rule 10A-3 of the Exchange Act and Section 803A of the NYSE MKT Company Guide. W. Durand Eppler, a non-management director who is "independent" within the meaning of Section 803A of the NYSE MKT Company Guide, the Chair of the Health, Safety, Environmental and Social Responsibility Committee. The Board has reviewed the Corporation's current Board leadership structure in light of the composition of the Board, the Corporation's size, the nature of the Corporation's business, the regulatory framework under which the Corporation operates, the Corporation's share base, the Corporation's peer group and other relevant factors, and has determined that having a non-executive Chairman of the Board with the valuable experience and knowledge of the Corporation that Mr. Richings possesses is currently the most appropriate leadership structure for the Corporation.

        The Board of Directors believes that adequate structures and processes are in place to facilitate the functioning of the Board of Directors independently of the Corporation's management. A majority of the Board of Directors are independent directors. The Audit Committee, the Corporate Governance and Nominating Committee and the Compensation Committee are entirely composed of independent directors and will be entirely composed of independent directors after the resignation of Dr. Adshead-Bell. In addition, the Board of Directors has discussed the independence of Mr. Eppler and concluded that the corporate finance and strategy services provided by the firm in which he is a partner do not affect his ability to independently evaluate the matters of consideration before the Board, nor has it affected his ability to participate in the open dialogue that is essential to the function of the Board. The independent directors met together 15 times during 2012. The regularly scheduled committee meetings give the independent directors the opportunity for open and frank discussions on all matters they consider relevant, including an assessment of their own performance. In addition, the Board of Directors meets periodically with the Corporation's auditor without management present. Accordingly, the Board of Directors believes that there is adequate leadership of the independent directors and that it is currently unnecessary to appoint a lead independent director.

        A number of directors of the Corporation hold directorships with other issuers. Details of those other directorships can be found above in the table under the heading "Particular Matters to be Acted Upon — Election of Directors".

        The meeting attendance for the year ended December 31, 2012 is summarized in the table below:

Director	Board Meetings (Attended/Held)	Audit Committee Meetings (Attended/Held)	Corporate Governance and Nominating Committee Meetings (Attended/Held)	Compensation Committee Meetings (Attended/Held)	HSE&SR Committee Meetings (Attended/Held)
Nicole S. Adshead-Bell(1)	14/15	2/4	N/A	2/3	N/A
John M. Clark(2)	14/15	4/4	2/2	2/3	N/A
Frederick H. Earnest	15/15	N/A	N/A	N/A	3/3
W. Durand Eppler(3)	15/15	N/A	2/2	1/3	3/3
C. Thomas Ogryzlo(4)	15/15	2/4	2/2	3/3	N/A
Michael B. Richings	15/15	N/A	N/A	N/A	3/3
Tracy A. Stevenson(5)	14/15	4/4	2/2	3/3	N/A

(1)
Nicole S. Adshead-Bell was appointed to the Audit Committee and the Governance Committee on April 30, 2012. Two meetings took place for each committee between January 1, 2012 and April 30, 2012. Dr. Adshead-Bell was appointed to the Compensation Committee on March 5, 2012. The Compensation Committee held one meeting between January 1, 2012 and March 5, 2012. Dr. Adshead-Bell has determined not to stand for re-election at the Meeting.

(2)
John M. Clark ceased to be a member of the Compensation Committee effective April 30, 2012. The Compensation Committee held one meeting between May 1, 2012 and December 31, 2012.

(3)
W. Durand Eppler was a member of the Corporate Governance and Nominating Committee until April 30, 2012 and the Compensation Committee until March 5, 2012. The Corporate Governance and Nominating Committee held two meetings between January 1, 2012 and April 30, 2012. The Compensation Committee held one meeting between January 1, 2012 and March 5, 2012.

(4)
C. Thomas Ogryzlo was a member of the Audit Committee until April 30, 2012. The Audit Committee held two meetings between January 1, 2012 and April 30, 2012.

(5)
Tracey A. Stevenson was a member of the Corporate Governance and Nominating Committee until April 30, 2012. The Corporate Governance and Nominating Committee held two meetings between January 1, 2012 and April 30, 2012.

        None of the incumbent directors of the Corporation attended fewer than 90% of the Board meetings in 2012.

        The President and Chief Executive Officer of the Corporation is required to attend the annual general and special meetings. Attendance by other directors is discretionary. All directors attended the 2012 annual general meeting.

Mandate of the Board of Directors

        Pursuant to the Yukon Business Corporations Act, the Board of Directors is required to manage or supervise the management of the affairs and business of the Corporation. The Board of Directors has adopted a written mandate, which defines its stewardship responsibilities in light of this statutory obligation. Under this mandate, the directors' principal responsibilities are to supervise and evaluate management, to oversee the conduct of the business, to set policies appropriate for the business and to approve corporate strategies and goals. In addition, the Board of Directors has also specifically assumed responsibility for succession planning and monitoring senior management, the Corporation's disclosure policy, and the integrity of the Corporation's internal control and management information systems. In carrying out these responsibilities, the Board of Directors is entitled to place reasonable reliance on management. The mandate and responsibilities of the Board of Directors are to be carried out in a manner consistent with the fundamental objective of protecting and enhancing the value of the Corporation and providing ongoing benefit to the shareholders. A copy of the Mandate of the Board of Directors is attached as Appendix "C".

Position Descriptions

        The Board of Directors has not developed written position descriptions for the Chair of the Board of Directors, the Chair of each committee, or the Chief Executive Officer. Accordingly, the roles and responsibilities of those positions are currently delineated on the basis of customary practices.

        The Chair of each committee of the Board of Directors is identified below under the heading "Committees of the Board of Directors".

Orientation and Continuing Education

        New Board members receive comprehensive orientation regarding the role of the Board of Directors, its committees and the directors, as well as the nature and operations of the Corporation's business. As well, presentations are given, from time to time, to the Board of Directors on legal and other matters applicable to the Corporation and directors' duties.

Ethical Business Conduct

        On December 19, 2003, the Board of Directors adopted a Code of Business Conduct and Ethics (the "Code of Ethics"), which is based on the fundamental principles of honesty, loyalty, fairness, forthrightness and use of common sense in general. The Code of Ethics was amended on March 2, 2009 and March 5, 2013. An integral part of the Code of Ethics is the policy that the Corporation will be managed with full transparency, and in the best interests of the shareholders and other stakeholders of the Corporation. The Code of Ethics (as amended) is available on the Corporation's website at www.vistagold.com. The Code of Ethics applies to all directors, officers and employees, including the principal executive and financial officers. The Board of Directors, through the Corporate Governance and Nominating Committee, is responsible for monitoring compliance with the Code of Ethics. The Corporate Governance and Nominating Committee reviews with management any issues with respect to compliance with the Code of Ethics. The Corporation intends to disclose any waiver from a provision of its Code of Ethics that applies to any of its principal executive officer, principal financial officer, or controller or persons performing similar functions that relates to any element of its Code of Ethics on its website. No waivers were granted from the requirements of the Corporation's Code of Ethics during the year ended December 31, 2012, or during the subsequent period through to the date of this Information Circular.

        The Board of Directors ensures, through the Corporate Governance and Nominating Committee, that the directors exercise independent judgement in considering transactions and agreements in respect of which a director or executive officer has a material interest. The Code of Ethics sets out the procedure with respect to reporting conflicts of interest. Actual or potential conflicts of interests are reported to the Chair of the Corporate Governance and Nominating Committee. Members of the Corporate Governance and Nominating Committee are required to be particularly vigilant in reviewing and approving conflicts of interests.

Committees of the Board of Directors

        During 2012, there were four standing committees of the Board of Directors: the Audit Committee; the Corporate Governance and Nominating Committee; the Compensation Committee; and the Health, Safety, Environmental and Social Responsibility Committee, each described below. Between meetings of the Board of Directors, certain of its powers may be exercised by these standing committees, and these committees, as well as the Board of Directors, sometimes act by unanimous written consent. All of the directors on each committee, except the Health, Safety, Environmental and Social Responsibility Committee, are "independent" within the meaning of Section 803A of the NYSE MKT Company Guide and within the meaning of National Instrument 52-110 — Audit Committees ("NI 52-110"). The non-independent director on such committee is a non-management director. The Board assesses the effectiveness of its committees annually.

Audit Committee

        The Corporation has a separately designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act. The Audit Committee is chaired by John M. Clark. Its other members as of the date of this Information Circular are Nicole S. Adshead-Bell and Tracy A. Stevenson. C. Thomas

Ogryzlo will replace Dr. Adshead-Bell on the Audit Committee upon conclusion of the Meeting. Each member of the Audit Committee is "independent" within the meaning of Rule 10A-3 of the Exchange Act, Section 803(B)(2) of the NYSE MKT Company Guide, and is "independent" and "financially literate" within the respective meaning of such terms in NI 52-110. In accordance with Section 407 of the United States Sarbanes-Oxley Act of 2002 and Item 407(d)(5)(ii) and (iii) of Regulation S-K, the Board of Directors has identified John M. Clark as the "Audit Committee Financial Expert" and has confirmed that John M. Clark is "financially sophisticated" within the meaning of NYSE MKT Company Guide Section 803(B)(2). No member of the Audit Committee has participated in the preparation of the financial statements of the Corporation or any current subsidiary of the Corporation at any time during the past three years. The Audit Committee, under the guidance of the Audit Committee Charter approved by the Board of Directors, assists the Board of Directors in fulfilling its oversight responsibilities by reviewing (i) the financial statements, reports and other information provided to shareholders, regulators and others, (ii) the independent auditor's qualifications, independence and performance, (iii) the internal controls that management and the Board of Directors have established, (iv) the audit, accounting and financial reporting processes generally, and (v) compliance by the Corporation with legal and regulatory requirements. A copy of the Audit Committee Charter is available on the Corporation's website at www.vistagold.com. The Audit Committee met four times during the fiscal year ended December 31, 2012. Additional information about the Audit Committee is contained below under the heading "Audit Committee Report".

Corporate Governance and Nominating Committee

        The Corporate Governance and Nominating Committee is chaired by C. Thomas Ogryzlo. Its other members as of the date of this Information Circular are Nicole Adshead-Bell and John M. Clark. Tracy A. Stevenson will replace Dr. Adshead-Bell on the Corporate Governance and Nominating Committee upon the conclusion of the Meeting. The Corporate Governance and Nominating Committee's functions are to review the Corporation's governance activities and policies and to review, approve and monitor related party transactions involving the Corporation and also to review proposed nominees for the Board of Directors. The Corporate Governance and Nominating Committee met twice during the fiscal year ended December 31, 2012.

        The Corporate Governance and Nominating Committee recommends criteria for service as a director, reviews candidates and recommends appropriate governance practices. The Corporate Governance and Nominating Committee believes candidates for the Board of Directors should have the ability to exercise objectivity and independence in making informed business decisions; extensive knowledge, experience and judgment; the highest integrity; loyalty to the interests of the Corporation and its shareholders; a willingness to devote the extensive time necessary to fulfill a director's duties; the ability to contribute to the diversity of perspectives present in board deliberations; and an appreciation of the role of the Corporation in society. The Corporate Governance and Nominating Committee considers candidates meeting these criteria who are suggested by directors, management, shareholders and search firms hired to identify and evaluate qualified candidates. From time to time the Corporate Governance and Nominating Committee recommends highly qualified candidates who are considered to enhance the strength, independence and effectiveness of the Board. Shareholders may submit recommendations in writing by letter addressed to the Chief Executive Officer of the Corporation or the Chairman of the Corporate Governance and Nominating Committee. In addition, qualified persons may nominate directors at an annual general meeting. Persons qualified to make a nomination are either a shareholder entitled to vote at the meeting or a proxyholder with a proxy that specifically allows that proxyholder to nominate a director.

        The Corporate Governance and Nominating Committee and the Board do not currently have a formal policy with regard to the consideration of diversity in identifying director nominees. The Corporate Governance and Nominating Committee oversees the evaluation of the Board composition and members. Annually, the Corporate Governance and Nominating Committee reviews and makes recommendations regarding the size, composition, operation, practice and tenure policies of the Board, with a view to effective decision making. The Corporate Governance and Nominating Committee believes it is in the best interests of the Corporation when selecting candidates to serve on the Board to consider the diversity of the Board and review candidates who possess a range of skills, expertise, personality, education, personal background and other qualities for nomination. The Corporate Governance and Nominating Committee assesses the effectiveness of this approach as part of its annual review of its charter.

        The Corporate Governance and Nominating Committee reviews the size of the Board of Directors annually. A board must have enough directors to carry out its duties efficiently, while presenting a diversity of views and experience. The Board of Directors believes that its present size effectively fulfils this goal. The Corporate Governance and Nominating Committee recommended the nominees in this Information Circular for directors.

        The Corporation's Corporate Governance and Nominating Committee Charter is available on the Corporation's website at www.vistagold.com.

Compensation Committee

        Until March 5, 2012, the Compensation Committee was chaired by W. Durand Eppler. Its other members were John M. Clark, C. Thomas Ogryzlo and Tracy A. Stevenson. On March 5, 2012, W. Durand Eppler stepped down from the Compensation Committee and Tracy A. Stevenson became the Chair of the Compensation Committee. Its other members as of the date of this Information Circular are Nicole Adshead-Bell and C. Thomas Ogryzlo. John M. Clark will replace Dr. Adshead-bell on the Compensation Committee upon the conclusion of the Meeting. The Compensation Committee's functions are to review and make recommendations to the Board of Directors regarding the Corporation's compensation policies and programs, as well as compensation and benefit levels for its executives. Except for delegation by the Compensation Committee of its responsibilities to a sub-committee of the Compensation Committee, the Compensation Committee does not and cannot delegate its authority to determine director and executive officer compensation. For further discussion of the Compensation Committee's process for the recommendation of the Corporation's compensation policies and programs, as well as salary and benefit levels of individual executives, including a discussion of the role of compensation consultants in advising the Compensation Committee, please see the section below under the heading "Executive Compensation — Compensation Discussion and Analysis."

        The Compensation Committee meets at regularly scheduled times between meetings of the Board of Directors, and sometimes acts by unanimous written consent. The Compensation Committee met three times during the fiscal year ended December 31, 2012. The duties of the Compensation Committee are described in its charter, which is available on the Corporation's website at www.vistagold.com. The Compensation Committee Charter is reviewed annually by the Compensation Committee, in order to ensure continued compliance with its stated functions and policies.

Health, Safety, Environmental and Social Responsibility Committee

        The Health, Safety, Environmental and Social Responsibility Committee is chaired by W. Durand Eppler. Its other members are Frederick Earnest and Michael Richings. The primary purpose of the Health, Safety, Environment and Social Responsibility Committee is to assist the Board in its oversight of: (i) health, safety, environmental and community risks; (ii) the Corporation's compliance with applicable legal and regulatory requirements; (iii) the Corporation's performance in relation to health, safety, environmental and social responsibility matters; (iv) the performance and leadership of the health, safety, environmental and social responsibility functions of the Corporation; and (v) the Corporation's external reporting with respect to health, safety, environmental and social responsibility matters.

        The Health, Safety, Environment and Social Responsibility Committee met three times during the fiscal year ended December 31, 2012. The duties of the Health, Safety, Environment and Social Responsibility Committee are described in its charter, which is available on the Corporation's website at www.vistagold.com and is reviewed annually.

        The Corporation's Health, Safety, Environmental and Social Responsibility Committee Charter is available on the Corporation's website at www.vistagold.com.

Communications with the Board of Directors

        Shareholders may send communications to the Board, the Chairman or one or more of the non-management directors by using the contact information provided on the Corporation's website under the headings "Corporate Governance" then "Board of Directors". Shareholders may also send communications by letter addressed to the Chief Executive Officer of the Corporation at 7961 Shaffer Parkway, Suite 5, Littleton, CO 80127 or by contacting the Chief Executive Officer at (720) 981-1185. All communications addressed to the Chief Executive Officer will be received and reviewed by that officer. The receipt of concerns about the Corporation's accounting, internal controls, auditing matters or business practices will be reported to the Audit Committee. The receipt of other concerns will be reported to the appropriate Committee(s) of the Board.

Board's Role in Risk Oversight

        The Board considers the understanding, identification and management of risk as essential elements for the successful management of the Corporation. The Corporation faces a variety of risks, including credit risk, liquidity risk and operational risk. The Board believes an effective risk management system will: (i) timely identify the material risks that the Corporation faces; (ii) communicate necessary information with respect to material risks to senior executives and, as appropriate, to the Board or relevant committees of the Board; (iii) implement appropriate and responsive risk management strategies consistent with the Corporation's risk profile; and (iv) integrate risk management into the Corporation's decision-making.

        Risk oversight begins with the Board of Directors and the Audit Committee. The Audit Committee is chaired by John M. Clark and two other independent directors sit on the Audit Committee.

        The Audit Committee reviews and discusses policies with respect to risk assessment and risk management. The Audit Committee also has oversight responsibility with respect to the integrity of the Corporation's financial reporting process and systems of internal control regarding finance and accounting, as well as its financial statements. The Audit Committee makes periodic reports to the Board regarding briefings provided by management and advisors as well as the committee's own analysis and conclusions regarding the adequacy of the Corporation's risk management processes.

        At the management level, an internal audit provides reliable and timely information to the Board and management regarding the Corporation's effectiveness in identifying and appropriately controlling risks.

        The Corporation also has a comprehensive internal risk framework, which facilitates performance of risk oversight by the Board and the Audit Committee. Our risk management framework is designed to:

  •
  provide that risks are identified, monitored, reported and quantified properly;

  •
  define and communicate the types and amount of risk the Corporation is willing to take;

  •
  communicate to the appropriate management level the type and amount of risk taken;

  •
  maintain a risk management organization that is independent of the risk-taking activities; and

  •
  promote a strong risk management culture that encourages a focus on risk-adjusted performance.

        In addition to the formal compliance program, the Board encourages management to promote a corporate culture that incorporates risk management into the Corporation's corporate strategy and day-to-day business operations. The Board also continually works, with the input of the Corporation's executive officers, to assess and analyze the most likely areas of future risk for the Corporation.

Audit Committee Report

        The Audit Committee of the Board of Directors is responsible for providing independent, objective oversight of the Corporation's accounting functions and internal controls. The Audit Committee acts under a written charter first adopted and approved by the Board of Directors in 2001, as amended in 2005, 2009 and 2013, which is reviewed annually. Each member of the Audit Committee is "independent" within the meaning of Rule 10A-3 of the Exchange Act and Section 803(B)(2) the NYSE MKT Company Guide and "independent" and "financially literate" within the meaning of such terms in NI 52-110. In accordance with Section 407 of the

United States Sarbanes-Oxley Act of 2002 and Item 407(d)(5)(ii) and (iii) of Regulation S-K, the Board of Directors has identified John M. Clark as the "Audit Committee Financial Expert." A copy of the Audit Committee Charter is available on the Corporation's website at www.vistagold.com.

        The responsibilities of the Audit Committee include recommending to the Board of Directors an accounting firm to be engaged as the Corporation's independent accountants. The Audit Committee is responsible for recommending to the Board of Directors that the Corporation's financial statements and the related management's discussion and analysis be included in its annual report. The Audit Committee took a number of steps in making this recommendation for fiscal year 2012.

        First, the Audit Committee discussed with PricewaterhouseCoopers LLP those matters required to be discussed by Statement on Auditing Standards No. 61, as superseded by Statement of Auditing Standards 114 — the Auditor's Communication with Those Charged with Governance, including information regarding the scope and results of the audit. These communications and discussions are intended to assist the Audit Committee in overseeing the financial reporting and disclosure process.

        Second, the Audit Committee discussed with PricewaterhouseCoopers LLP the independence of PricewaterhouseCoopers LLP and received from PricewaterhouseCoopers LLP the letter required by applicable standards of the Public Company Accounting Oversight Board for independent auditor communications with Audit Committees concerning independence as may be modified or supplemented, concerning its independence as required under applicable independence standards for auditors of public companies. This discussion and disclosure assisted the Audit Committee in evaluating such independence.

        Finally, the Audit Committee reviewed and discussed, with the Corporation's management and PricewaterhouseCoopers LLP, the Corporation's audited consolidated balance sheets at December 31, 2012, and consolidated statements of income, cash flows and shareholders' equity for the fiscal year ended December 31, 2012.

        Based on the discussions with PricewaterhouseCoopers LLP concerning the audit, the independence, the financial statement review, and such other matters deemed relevant and appropriate by the Audit Committee, the Audit Committee recommended to the Board of Directors that the Corporation's financial statements and the related management's discussion and analysis be included in the Corporation's 2012 Annual Report on Form 10-K.

Submitted on behalf of the Audit Committee
JOHN M. CLARK (CHAIRMAN) NICOLE S. ADSHEAD-BELL TRACY A. STEVENSON

Executive Officers

        As of March 20, 2013, the executive officers of the Corporation, their ages and their business experience and principal occupation during the past five years were as follows:

Name, Position and Age	Held Office Since	Business Experience During Past Five Years
FREDERICK H. EARNEST President, Chief Operating Officer and Director Age — 51	August 1, 2007 — January 1, 2012 (Chief Operating Officer) January 1, 2012 (Chief Executive Officer)

Chief Executive Officer of the Corporation since January 2012; President of the Corporation since August 2007; Director of Midas Gold Corp. since April 2011; Former Chief Operating Officer of the Corporation from August 2007 to January 2012.

JOHN F. ENGELE Chief Financial Officer Age — 61	May 29, 2012

John F. (Jack) Engele was appointed Senior Vice-president and Chief Financial Officer of the Company on May 29, 2012. Mr. Engele has over 25 years of experience in the gold mining industry where he has worked with senior and mid-tier gold producers. He served as Senior Vice-president and Chief Financial Officer of Electrum Ltd., a privately funded global gold exploration company, from May 2007 to May 2012. He has also served in senior financial management positions with AngloGold Ashanti Limited (North America Division), Queenstake Resources and Echo Bay Mines Ltd. where he was involved in mine construction, mine start-ups and mine operations. He also has significant experience in regulatory reporting, corporate governance and strategic planning. He holds an MBA from Regis University and is a certified management accountant in Canada.

JOHN W. ROZELLE Senior Vice President Age — 58	August 1, 2012

Senior Vice President of the Corporation since August 2012; Vice President of Technical Services of the Corporation May 2011. Manager of Mineral Resource Division of Tetra Tech from September 2007 to May 2011. Mr. Rozelle has more than 30 years of experience as an economic geologist in the mining industry with both operating and consulting companies. Mr. Rozelle has experience with a large number of gold deposits worldwide, having been involved with the estimation and quantification of mineral resources, as well as management of economic studies as a project manager. Mr. Rozelle is a "Qualified Person" under Canadian National Instrument 43-101 guidelines.

        To our knowledge, there is no arrangement or understanding between any of our officers and any other person, including directors, pursuant to which the officer was selected to serve as an officer.

Executive Compensation

Compensation Discussion and Analysis

Compensation Program Objectives

        The Corporation's compensation program and policies are designed to be competitive with similar mining companies and to recognize and reward executive performance consistent with the success of the Corporation's business. The program and policies are intended to provide management with the means to attract and retain capable and experienced people. The Compensation Committee's role and philosophy is to ensure that the Corporation's compensation goals and objectives, as applied to the actual compensation paid to the Corporation's executive officers, are aligned with the Corporation's overall business objectives and with shareholder interests.

        To assist the Compensation Committee with its assessment of current compensation levels for executive officers in the Corporation's industry, two independent evaluations were undertaken to assess the competitiveness of the current compensation package for the Corporation's executive officers. In the first evaluation, the Corporation retained Coopers Consulting Ltd. ("Coopers"), of Vancouver, B.C., to prepare a report examining annual base, total cash and total compensation for a group of peer companies in the mining industry selected by Coopers. The Corporation received from Coopers a comparative executive compensation survey for the Chief Executive Officer, Chief Financial Officer, Vice President Project Development and Vice President Exploration positions that considered 25 North American based mining companies. Additionally, the Corporation received from Coopers a corporate report regarding the rest of the executive officers that considered 314 North American mining companies. In the latter case the report from Coopers contained companies selected by Coopers, not all of which were deemed to be comparable companies by management and the Compensation Committee. In the second evaluation, management of the Corporation worked with the Compensation Committee to develop a list of 15 comparable mining companies considered to be developers and 17 mining companies considered to be producers. Management of the Corporation then compiled information from public reporting documents for each of these mining companies to report the annual base and other cash compensation for the CEO and other executive officers. The review included companies considered to be producers because the Corporation competes with these companies in the process of hiring senior executives.

        The methodology used to assess and review each of these evaluations follows.

        In the first evaluation, the survey information was based on Coopers' database for annual salary, total cash and total compensation statistical summary reports for each executive position for which there were sufficient data points. Coopers' compiled the data available and compiled the consolidated information for each executive position. After reviewing the minimum, 1st quartile and median compensation levels, the Compensation Committee used its judgment and discretion in determining the appropriate target compensation for the relevant executive of the Corporation. The median base salary level was utilized in considering the degree of external competition that the Corporation might encounter in its efforts to retain key members of its executive team. Individual company information was not included in the Coopers compensation report. The Compensation Committee considered the Coopers' information as the primary component of their overall review of the Corporation's compensation program.

        In the second evaluation, management of the Corporation compiled compensation information for two selected groups of gold mining companies: exploration/development companies and producing companies. The market cap of the development companies, which was the primary focus group, was a median of $674 million and ranged from a low of $40 million to a high of $4.6 billion. The companies considered in the list of comparable development companies included (in order of increasing market cap): Solitario Exploration and Royalty Corp., Shore Gold Corp., Esperanza Resources Corp., Eurasion Minerals Inc., Orezone Gold Corp, Golden Minerals Company, Bear Creek Mining Corp., Augusta Resource Corporation., Midas Gold Corp., Rainy River Resources Ltd., Romarco Minerals Inc., Seabridge Gold Inc., Gabriel Resources Ltd., Detour Gold Corporation, and NovaGold Resources Inc. The available data for each comparable executive position for each company was compiled and presented, except in those cases where no such comparable position existed.

        In addition to independent compensation surveys and studies of comparable companies, the Compensation Committee considers a variety of factors when determining compensation policies and programs and individual compensation levels. These factors include the long-range interests of the Corporation and its shareholders, overall technical, professional and experience needs of the Corporation, the competitive requirements to attract and retain key employees, and the Compensation Committee's assessment of the position requirements for each executive's role in the Corporation. The Compensation Committee does not weigh any of these factors more heavily than others and does not use any formula to assess these factors, but rather considers each factor in its judgment and discretion.

Role of Executive Officers in Determining Compensation

        The Compensation Committee reviews and recommends to the Board of Directors the compensation policies and programs to the Corporation, as well as salary and benefit levels for individual executives. The President and Chief Executive Officer of the Corporation may not be present during meetings of the Compensation Committee when his compensation is being discussed. The executive officers prepare and present to the Compensation Committee, such surveys, analyses, reports and recommendations, as the Committee may request, including the industry surveys as discussed above. The Board of Directors makes the final determination regarding the Corporation's compensation programs and practices.

Elements of the Corporation's Compensation Program for Fiscal Year 2012

        The total compensation plan for executive officers is comprised of the following components: base salary, discretionary cash awards under the Short Term Incentive Plan, and stock awards under the Stock Option Plan and / or the Long Term Incentive Plan.

        There is no set policy or target regarding allocation between cash and non-cash elements of the Corporation's compensation program. The Compensation Committee reviews annually the total compensation package of each of the Corporation's executives on an individual basis, against the backdrop of the compensation goals and objectives and the industry compensation data described above, and makes recommendations to the Board of Directors concerning each of the individual components of compensation.

Base Salary

        As a general rule for establishing base salaries, the Compensation Committee reviews competitive market data for each executive position and determines placement of the employee at an appropriate level in a range. Compensation levels are typically negotiated with the candidate for the position prior to his or her final selection as an executive officer. Salaries for the Corporation's executive officers are reviewed at least annually to reflect external factors such as market and inflation as well as overall corporate performance and the results of internal performance reviews.

Short Term Incentive Plan

        The Corporation's Short Term Incentive Plan ("STIP") generally allows executive officers and management personnel to earn discretionary incentive payments based on a percentage of his or her base salary, based upon individual performance combined with the performance of the Corporation. All executive officers and management personnel participate in the STIP, except Mr. Earnest, the President and Chief Executive Officer of the Corporation, who is entitled to earn a discretionary incentive payment in an amount determined annually by the Board of Directors.

        In considering executive incentive compensation, the Compensation Committee makes the determination on the basis on two primary factors: (1) achievement of overall corporate goals, which are established at the start of each year, and (2) individual performance.

        In 2012, the overall corporate goals were:

  1.
  Undertake plans and utilize all resources of the Corporation to achieve improved valuations relative to peers.

  2.
  Conduct business in an ethical and environmentally sound manner consistent with established corporate policies. Ensure operations are conducted to protect employee safety and health.

  3.
  Advance the development of the Mt. Todd gold project, including the completion of a positive bankable feasibility study, an authorized exploration program, a new resource estimate demonstrating conversion of inferred resources to "measured" and "indicated", an improved definitive feasibility study of a larger project and obtain the major permits in order to finalize a strategy for maximum value realization.

  4.
  Comply with all securities regulations and provide accurate disclosures of the Corporation's activities.

  5.
  Ensure the Corporation is at all times adequately financed.

  6.
  Complete the Earn-in Right Agreement with Invecture Group S.A. de C.V. regarding the Los Cardones gold project. Continue to support, monitor, and encourage all Invecture efforts to obtain permits.

  7.
  Maintain and improve the quality of existing assets. Continuously evaluate and, as appropriate, present strategies to maximize value and ultimately to generate sustainable income for the Corporation.

  8.
  Position Guadalupe de los Reyes gold/silver project for increased market recognition through the completion of an authorized exploration program and the completion of a positive preliminary economic assessment for the project. Based on the results, develop further plans and strategies to generate increased value from Guadalupe de los Reyes.

  9.
  Seek and evaluate opportunities for corporate growth and increased shareholder value.

  10.
  Maintain controllable expenses in line with approved budget.

        In 2012, the Compensation Committee established the following performance objectives for executive officers and determined the relative importance to be given in consideration of the incentive bonus to be paid:

	Performance Objectives and Relative Importance					Target Bonus as a percentage of salary	Maximum Bonus as a percentage of salary	Bonus paid for 2012 as a percentage of salary
	Corp. Performance	Financial	Project Advance	Compliance	Leadership Succession
FREDERICK H. EARNEST, President and Chief Executive Officer	HIGH	HIGH	HIGH	HIGH	HIGH	50%	100%	62%
JOHN F. ENGELE,(1) Senior Vice President and Chief Financial Officer	HIGH	HIGH	MED	HIGH	MED	50%	75%	50%
TERRI L. EGGERT,(2) Interim Chief Financial Officer	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
John W. Rozelle,(3) Senior Vice President	HIGH	MED	HIGH	HIGH	MED	35%	50%	40%

(1)
John F. Engele was appointed Chief Financial Officer effective May 29, 2012.

(2)
Terri L. Eggert was appointed as Interim Chief Financial Officer on May 18, 2011 through May 29, 2012 and as a contract employee did not participate in the Corporation's Short Term Incentive Program.

(3)
John W. Rozelle was appointed Senior Vice President effective August 1, 2012. Mr. Rozelle served as Vice President Technical Services from May 16, 2011 through August 1, 2012.

        Within the context of the 2012 corporate goal, the specific objectives considered include, among others, the following:

  1.
  Corporate Performance — improve share price compared to the Corporation's peers, completion of accretive corporate transactions and increased analyst coverage;

  2.
  Financial — maintain adequate financial resources and effective cost controls;

  3.
  Project Advancement — add resources, obtain/advance permitting and complete technical studies for the Corporation's core projects;

  4.
  Compliance — timely and accurate reporting to appropriate exchanges and government agencies; and

  5.
  Leadership/Succession — corporate and project leadership and implementation of succession plan.

        In relation to the consideration of incentive bonuses granted for the fiscal year ended December 31, 2012, the Compensation Committee reviewed a memorandum provided by management that discussed the achievement of the Corporation's goals and objectives for the year 2012, its performance compared to its peers and the individual performance of each executive of the Corporation in accordance with the STIP criteria approved by the Board of Directors at the December 20, 2012 meeting of the Board. Incentive bonuses were awarded as a percentage of salary up to the maximum, as set forth in the table above. The Compensation Committee met without management present to consider each key executive officer's incentive bonus. Incentive bonuses were then awarded, at the discretion of the Compensation Committee, using the table above as a guide to determine the incentive payment in light of overall Corporate performance and the executive officer's overall performance. The Compensation Committee does not set quantitative targets for any of the categories of performance for overall corporate goals or for the individual performance standards for the named executive officers, but instead reviews the performance in these categories over the past year and makes a discretionary determination as to whether performance in each category was adequate to warrant the award of an incentive bonus. Each discretionary determination is then weighed in accordance with the relative importance assigned to it as detailed above.

        In respect of the year ended December 31, 2012, Mr. Earnest, Mr. Engele and Mr. Rozelle were eligible to receive, and did receive, a percentage based incentive bonus equal to 62%, 50% and 40% of their annual salary, respectively. The Compensation Committee determined such bonuses were warranted based, in part, on the value created though the leadership of Mr. Earnest, Mr. Engele, and Mr. Rozelle, the share price performance of the Corporation throughout the year relative to its peers, the successful execution and timing of financing activities, the exploration results and project advancement at the Mt. Todd gold project, and the success in strengthening the management team and its abilities. In addition, the Corporation paid Ms. Eggert a bonus upon the completion of a one-year contract and termination of service.

Stock Incentive Awards

Stock Options

        The Corporation's stock option plan (the "Stock Option Plan") is intended to emphasize management's commitment to and alignment of compensation with the enhancement of shareholders' equity through, for example, improvements in operating results, resource base and an increase in the share price.

        The Stock Option Plan provides for grants to directors, officers, employees and consultants of the Corporation or its subsidiaries, of options to purchase Common Shares. Subject to applicable stock exchange requirements, the maximum number of Common Shares which may be reserved, set aside and made available for issue under, and in accordance with, the Stock Option Plan (together with any other security based compensation arrangements of the Corporation) is a variable number equal to 10% of the issued and outstanding Common Shares issued and outstanding as of the date of the grant on a non-diluted basis. As of March 20, 2013, there were    •    Common Shares (or     •    % of the total number of issued and outstanding Common Shares) issuable under issued and outstanding options under the Stock Option Plan and    •    Common Shares (or     •    % of the total number of issued and outstanding Common Shares) issuable under Awards that have been granted under the LTIP. Accordingly,     •    Common Shares (or     •    % of the total number of issued and outstanding Common Shares) are issuable under the foregoing options or Awards.    •    Common Shares (or     •    % of the total number of issued and outstanding Common Shares) in aggregate remain available for future grants under the Stock Option Plan and the LTIP.

        The maximum number of Common Shares that may be reserved for issuance to any individual under the Stock Option Plan is that number of Common Shares that is equivalent to 5% of the Common Shares issued and outstanding from time to time. The total number of Common Shares issuable to insiders of the Corporation at any time and issued to insiders of the Corporation within any one-year period pursuant to options under the

Option Plan, together with any other security based compensation arrangements of the Corporation, shall not exceed 10% of the issued and outstanding Common Shares on a non-diluted basis. Under the Stock Option Plan, options may be exercised by the payment in cash of the option exercise price to the Corporation. All options are subject to the terms and conditions of an option agreement entered into by the Corporation and each participant at the time an option is granted.

        The Stock Option Plan is administered by the Board of Directors which has full and final discretion to determine (i) the total number of optioned shares to be made available under the Stock Option Plan, (ii) the directors, officers, employees and consultants of the Corporation or its subsidiaries who are eligible to receive stock options under the Stock Option Plan ("Optionees"), (iii) the time when and the price at which stock options will be granted, (iv) the time when and the price at which stock options may be exercised, and (v) the conditions and restrictions on the exercise of options. Pursuant to the terms of the Stock Option Plan, the exercise price must not be less than the closing price of the Common Shares on either the NYSE MKT or the TSX, at the Board of Directors' discretion, on the last trading day preceding the date of grant. Options become exercisable only after they vest in accordance with the respective stock option agreement and must expire no later than ten years from the date of grant provided that, if the expiry date of an option occurs during a blackout period, such expiry date shall be deemed to be extended to the date that is the 10th business day after the last day of the applicable blackout period. Options granted under the Stock Option Plan are non-transferable and non-assignable other than on the death of a participant. An Optionee has no rights whatsoever as a shareholder in respect of unexercised options.

        Pursuant to the terms of the Corporation's Stock Option Plan, if any Optionee ceases to be a director, officer or employee of the Corporation or its subsidiaries, as a result of termination for "cause" (as defined in the Stock Option Plan), all unexercised options will immediately terminate. If an Optionee ceases to be a director, officer or employee of the Corporation, or its subsidiaries, or ceases to be a consultant to the Corporation, for any reason other than termination for cause, his or her options may be exercised up to, but not after, the earlier of 30 days from the date of ceasing to be a director, officer, employee or consultant, or the expiry date of the option. In the event of death of an Optionee, the legal representatives of such Optionee have the right to exercise the options at any time up to, but not after, the earlier of 90 days from the date of death or the expiry date of such option.

        The Board may amend the Stock Option Plan at any time; provided, however that no such amendment may, without the consent of an optionee, adversely alter or impair any option previously granted to such optionee. Any amendment to be made to the Stock Option Plan or an option is subject to the prior approval of the TSX and the NYSE MKT and shareholders of the Corporation, if required by the rules of the TSX and the NYSE MKT. The Board has the power and authority to approve amendments relating to the Stock Option Plan or a specific option without further approval of the shareholders of the Corporation, to the extent that such amendments relate to, among other things: (a) altering, extending or accelerating the terms of vesting applicable to any option or group of options; (b) altering the terms and conditions of vesting applicable to any option or group of options; (c) changing the termination provisions of an option, provided that the change does not entail an extension beyond the original expiry date of such option; (d) accelerating the expiry date of options; (e) the application of sections 6.8 and 6.9 of the Stock Option Plan; (f) effecting amendments respecting the administration of the Stock Option Plan; (g) amending the definitions contained within the Stock Option Plan; (h) effecting amendments of a "housekeeping" or administrative nature; (i) effecting amendments necessary to comply with the provisions of applicable laws (including the rules, regulations and policies of the TSX and the NYSE MKT), or necessary or desirable for any advantages or other purposes of any tax law; (j) amending or modifying the mechanics of exercise of the options; and (k) any other amendment, whether fundamental or otherwise, not requiring shareholder approval under applicable law (including the rules, regulations, and policies of the TSX and the NYSE MKT). No amendment of the Stock Option Plan may contravene the requirements of the TSX and the NYSE MKT or any securities commission. Certain amendments to the Stock Option Plan may not be made without shareholder approval and in some cases without disinterested shareholder approval.

Long Term Equity Incentive Awards

        The Corporation's Long Term Incentive Plan (the "LTIP") was approved by the directors of the Corporation on March 8, 2010 and was confirmed by shareholders on May 3, 2010. The purpose of the LTIP is to assist the Corporation in attracting, retaining and motivating key employees, directors, officers and consultants of the Corporation and its subsidiaries, and to more closely align the personal interests of such persons with shareholders, thereby advancing the interests of the Corporation and its shareholders and increasing the long-term value of the Corporation.

        The LTIP is intended to complement (not replace) the Stock Option Plan. As of March 20, 2013, there were    •    Common Shares (or     •    % of the total number of issued and outstanding Common Shares) issuable under issued and outstanding options under the Stock Option Plan and     •    Common Shares (or     •    % of the total number of issued and outstanding Common Shares) issuable under Awards that have been granted under the LTIP. Accordingly,    •    Common Shares (or     •    % of the total number of issued and outstanding Common Shares) are issuable under the foregoing options or Awards.    •    Common Shares (or     •    % of the total number of issued and outstanding Common Shares) in aggregate remain available for future grants under the Stock Option Plan and the LTIP.

        The LTIP provides for grants of Awards to directors, officers, employees and consultants of the Corporation or its affiliates. "Participant" when used in this Information Circular means employee and consultant participants, but not director participants.

        The maximum number of Common Shares available for issuance under the LTIP, together with all other security based compensation arrangements of the Corporation, which includes the Stock Option Plan is 10% of the issued and outstanding Common Shares on a non-diluted basis. The total number of Common Shares issuable to insiders of the Corporation at any time and issued to insiders of the Corporation within any one-year period under the LTIP, together with any other security based compensation arrangements of the Corporation, shall not exceed 10% of the issued and outstanding Common Shares on a non-diluted basis. The total number of Common Shares issuable to director participants under the LTIP shall not exceed the lesser of: (i) 1% of the issued and outstanding Common Shares; and (ii) an annual Award value of $100,000 per director participant.

        The LTIP is administered by the Compensation Committee (as delegated by the Board of Directors). The Compensation Committee determines the persons to whom Awards are to be made; determines the type, size, terms and conditions of Awards; determines the prices to be paid for Awards; interprets the LTIP; adopts, amends and rescinds administrative guidelines and other rules and regulations relating to the LTIP; and makes all other determinations and takes all other actions it believes are necessary or advisable for the implementation and administration of the LTIP.

Restricted Share Units:

        The LTIP provides that the Compensation Committee may, from time to time and in its sole discretion, grant Awards of restricted share units ("RSUs") to any Participant or director participant. RSUs are not Common Shares, but rather represent a right to receive from the Corporation at a future date newly-issued Common Shares. All grants of RSUs are subject to the terms and conditions of an award agreement entered into between the Corporation and the Participant or the director participant (as the case may be) at the time the RSU is granted.

        The Compensation Committee has the authority to make the receipt of Common Shares under the RSUs conditional upon the expiry of a time-based vesting period, the attainment of specified performance goals or such other factors as the Compensation Committee determines in its discretion. The duration of the vesting period and other vesting terms applicable to a grant of RSUs shall be determined at the time of the grant by the Compensation Committee provided that such vesting period shall be a minimum of one year in duration. Notwithstanding certain provisions that allow the Compensation Committee to accelerate vesting of an Award under the LTIP, the Compensation Committee does not intend to use this discretion in the ordinary course to accelerate the vesting of an Award (defined below) under the LTIP to a period of less than one year in duration.

        Upon expiry of the applicable vesting period or at such later date as may be otherwise specified in the award agreement, the RSUs are redeemed and a share certificate representing the Common Shares issuable pursuant to the RSUs will be registered in the name of the Participant or director participant, or as the Participant or director participant may direct, subject to applicable securities laws.

        RSUs are settled in Common Shares, unless the Corporation offers the Participant or director participant the right to receive cash in lieu of Common Shares based on the Fair Market Value (as defined in the LTIP) that such Common Shares would have at the time of settlement and the Participant or director participant, in its discretion, so elects.

Restricted Stock:

        The Compensation Committee may, from time to time, grant Participants or director participants, subject to the terms and conditions of the LTIP and any additional terms and conditions determined by the Compensation Committee, Common Shares subject to certain restrictions imposed by the Compensation Committee ("Restricted Stock" together with RSUs, "Awards"). All grants of Restricted Stock are subject to the terms and conditions of an award agreement entered into between the Corporation and the Participant or the director participant (as the case may be) at the time the RSU is granted.

        The Compensation Committee has the authority to make the lapse of restrictions applicable to Restricted Stock conditional upon the expiry of a time-based vesting period, the attainment of specified performance goals or such other factors as the Compensation Committee may determine in its discretion. The duration of the vesting period and other vesting terms applicable to a grant of Restricted Stock shall be determined at the time of the grant by the Compensation Committee provided that such vesting period shall be a minimum of one year in duration. Notwithstanding certain provisions that allow the Compensation Committee to accelerate vesting of an Award under the LTIP, the Compensation Committee does not intend to use this discretion in the ordinary course to accelerate the vesting of an Award under the LTIP to a period of less than one year in duration.

        Common Shares of Restricted Stock are subject to such restrictions as the Compensation Committee may impose (including, without limitation, forfeiture conditions, transfer restrictions or a restriction on, or prohibition against, the right to receive any dividend or other right or property with respect thereto), which restrictions may lapse separately or in combination at such time or times, in such installments or otherwise as the Compensation Committee deems appropriate.

        The Corporation shall issue and hold share certificates registered in the name of each Participant or director participant granted Restricted Stock under the LTIP. The share certificates shall bear a legend referring to the award agreement and the possible forfeiture of such shares of Restricted Stock.

        Except as otherwise determined by the Compensation Committee, upon a Termination Date (as defined in the LTIP) during the applicable vesting period, all applicable Awards at such time not yet vested shall be forfeited by the Corporation and thereafter will be available for grant under the LTIP. Except as otherwise determined by the Compensation Committee, upon a Termination Date that occurred as a result of the death, disability or retirement of the Participant or director participant, all vested Awards will enure to the benefit of the Participant's or the director participant's heirs, executors and administrators. Except as otherwise determined by the Compensation Committee, if a Participant's employment, term of office or engagement is terminated for cause or in the case of a consultant participant, for breach of contract, any Awards held by the Participant (whether vested or not) are forfeited to the Corporation. Except as otherwise determined by the Compensation Committee, where a director participant's term of office is terminated for breach of the director participant's fiduciary duty, then any Awards held by the director participant (whether vested or not) are forfeited to the Corporation. The LTIP provides for a number of instances that permit the Compensation Committee accelerate the vesting of any outstanding Awards.

        Unless otherwise determined by the Compensation Committee or the Board of Directors at or after the date of grant, if a Participant or director participant ceases to be a director, officer or consultant of the Corporation or its subsidiaries within 12 months following a Change in Control (as defined in the LTIP) for any reason other than for cause, voluntary resignation (other than for good reason (as defined by the LTIP)), retirement, death or disability, each Award held by that Participant or director participant that is not fully vested on the date at which such person ceases to be a director, officer or consultant shall become free of all restrictions, conditions and limitations, and become fully vested.

        The Board shall have the discretion to authorize such steps to be taken as it may consider to be equitable and appropriate in the event of any Share Reorganization, Corporate Reorganization or Special Distribution

(each of such terms as defined in the LTIP), including the acceleration of vesting in order to preserve proportionately the rights, value and obligations of the Participants or director participants holding Awards in such circumstances.

        Subject to the rules, regulations and policies of the TSX, the NYSE MKT and applicable law, the Compensation Committee may, without notice or shareholder approval, at any time or from time to time, make certain amendments to the LTIP or a specific Award for the purposes of: (i) altering, extending or accelerating the terms of vesting applicable to any Award or group of Awards; (ii) making any amendments to the general vesting provisions of an Award; (iii) changing the termination provisions of an Award, provided the change does not entail an extension beyond the original expiry date of such Award; (iv) accelerating the expiry date of an Award; (v) making any amendments to the provisions of the LTIP that relate to termination of employment in Section 5 of the LTIP; (vi) making any amendments to provide covenants of the Corporation in order to protect Participants; (vii) making any amendments not inconsistent with the LTIP as may be necessary or desirable with respect to matters or questions which, in the good faith opinion of the Board, having in mind the best interests of the Participants and director participants, it may be expedient to make, including amendments that are desirable as a result of changes in law; (viii) making any amendments for the purposes of curing or correcting any ambiguity or defect or inconsistent provision or clerical omission or mistake or manifest error in the LTIP; (ix) making any amendments to any definitions in the LTIP; (x) effecting amendments respecting administration of the LTIP; and (xi) making amendments of a "housekeeping" or administrative nature. Certain amendments under the LTIP may not be made without shareholder approval and in some cases, without disinterested shareholder approval.

        No assignment or transfer of Awards, whether voluntary, involuntary, by operation of law or otherwise, vests any interest or right in such Awards whatsoever in any assignee or transferee. Immediately upon any assignment or transfer, or any attempt to make the same, such Awards will terminate and be of no further force or effect, provided that any Awards held by a Participant or director participant that have vested at the Termination Date will enure to the benefit of the Participant or director participant's heirs, executors and administrators.

Perquisites and Other Personal Benefits

        The Corporation's named executive officers are not generally entitled to significant perquisites or other personal benefits not offered to the Corporation's employees. The Corporation does sponsor a qualified tax-deferred savings plan in accordance with the provisions of Section 401(k) of the U.S. Internal Revenue Code of 1986, as amended (the "Code"), which is described further below under the heading "Pension and Retirement Savings Plans".

Compensation for the Corporation's Named Executive Officers in 2012

        The Corporation's named executive officers for the fiscal year ended December 31, 2012 were Frederick H. Earnest, who served as the Corporation's President and Chief Executive Officer during the year ended 2012, John F. Engele, who has served as the Corporation's Chief Financial Officer since May 29, 2012, Terri L. Eggert, who served as the Corporation's Interim Chief Financial Officer from May 18, 2011 through May 29, 2012 and John W. Rozelle, who has served as the Corporation's Senior Vice President since August 1, 2012. The Corporation's employment agreements with our named executive officers are described below under the heading "Executive Employment Agreements". The compensation paid to the Corporation's named executive officers is described below under the heading "Summary Compensation Table".

Effects of Regulatory Requirements on Executive Compensation

        Section 409A of the Code generally affects the granting of most forms of deferred compensation which were not earned and vested prior to 2005. The Corporation's compensation program is designed to comply with the final regulations of the U.S. Internal Revenue Service and other guidance with respect to Section 409A of the Code, and we anticipate that the Compensation Committee will continue to design and administer the Corporation's compensation programs accordingly.

        Various rules under current generally accepted accounting practices impact the manner in which the Corporation accounts for grants of stock options to employees, including executive officers, on its financial statements. While the Compensation Committee reviews the effect of these rules (including FAS 123(R)) when determining the form and timing of grants of stock options to the Corporation's employees, including executive officers, this analysis is not necessarily the determinative factor in any such decision regarding the form and timing of these grants.

Compensation Committee Interlocks and Insider Participation

        None of the members of the Compensation Committee is or has been an executive officer or employee of the Corporation or any of its subsidiaries or affiliates. No executive officer of the Corporation is or has been a director or a member of the Compensation Committee of another entity having an executive officer who is or has been a director or a member of the Compensation Committee of the Corporation.

Compensation Committee Report on Executive Compensation

        The Compensation Committee has reviewed and discussed this Compensation Discussion and Analysis with management and, based on such review and discussions, the Compensation Committee recommended to the Board of Directors of the Corporation that this Compensation Discussion and Analysis be included in this Information Circular.

                Submitted on behalf of the Compensation Committee

                W. DURAND EPPLER (CHAIRMAN until March 5, 2012)
                 TRACY A. STEVENSON (CHAIRMAN after March 5, 2012)
                 NICOLE ADSHEAD-BELL
                C. THOMAS OGRYZLO

        The above filed report of the Compensation Committee will not be deemed to be "soliciting material" or to be "filed" with the SEC, nor shall such information be incorporated by reference in any of the Corporation's filings under the United States Securities Act of 1933 or the United States Securities Exchange Act of 1934, each as amended, except to the extent that we specifically so incorporate the same by reference.

Summary Compensation Table

        The table below sets forth, for the fiscal years indicated, all compensation awarded to, paid to or earned by (i) those individuals who, during the fiscal year ended December 31, 2012, served as the Corporation's President Chief Executive Officer, Chief Financial Officer and Interim Chief Financial Officer, and (ii) the Corporation's one other most highly compensated executive officer during the fiscal year ended December 31, 2012. These officers are referred to in this Information Circular as the Corporation's "named executive officers".

Name and Principal Position (a)	Year (b)	Salary ($) (c)	Bonus ($) (d)	Stock Awards(1) ($) (e)	Option Awards(1)(2) ($) (f)	All Other Compensation(3)(4) ($) (i)	Total ($) (j)
FREDERICK H. EARNEST,(5) President and Chief Executive Officer	2012 2011 2010	325,000 278,885 240,000	200,000 300,000 51,480	650,000 1,152,000 10,714	nil 181,240 51,785	18,552 17,257 10,574	1,193,552 1,929,382 364,553
JOHN F. ENGELE,(6) Senior Vice President and Chief Financial Officer	2012 2011 2010	166,563 N/A N/A	140,000 N/A N/A	350,000 N/A N/A	327,911 N/A N/A	nil N/A N/A	984,474 N/A N/A
TERRI L EGGERT,(7) Interim Chief Financial Officer	2012 2011 2010	105,700 172,027 N/A	60,000 20,000 N/A	nil nil N/A	nil nil N/A	nil nil N/A	165,700 192,027 N/A
JOHN W. ROZELLE,(8) Senior Vice President	2012 2011 2010	195,833 N/A N/A	90,000 N/A N/A	225,000 N/A N/A	nil N/A N/A	10,149 N/A N/A	520,982 N/A N/A

(1)
All securities under option are for Common Shares of the Corporation. No stock appreciation rights are outstanding. For assumptions regarding the valuation of Stock Awards and Option Awards, see footnote 11 to the Corporation's audited annual financial statements for the year ended December 31, 2012 as filed with the Corporation's Form 10-K on March 14, 2013.

(2)
The amounts in this column represent the dollar amounts for the aggregate grant-date fair value computed in accordance with FASB ASC Topic 718, of options granted pursuant to the Corporation's Stock Option Plan.

(3)
Perquisites and other personal benefits for the most recently completed financial year do not exceed $10,000 for any of the named executive officers unless otherwise noted.

(4)
Represents the Corporation's contribution under the Corporation's Retirement Savings Plan, except where otherwise indicated. The executive officers of the Corporation participate in this plan on the same basis as all other employees of the Corporation. See "Pension and Retirement Savings Plans".

(5)
During the fiscal years ended December 31, 2011 and 2010, Frederick H. Earnest served as the President and Chief Operating Officer of the Corporation. Effective January 1, 2012, Mr. Earnest was appointed as Chief Executive Officer and he now serves as President and Chief Executive Officer of the Corporation.

(6)
John F. Engele was appointed Senior Vice President and Chief Financial Officer effective May 29, 2012.

(7)
Terri L. Eggert served as Interim Chief Financial Officer on May 18, 2011 through May 29, 2012.

(8)
John W. Rozelle was appointed Senior Vice President effective August 1, 2012. Mr. Rozelle served as Vice President Technical Services from May 16, 2011 through August 1, 2012.

Executive Employment Agreements

        Employment Agreement with Frederick H. Earnest.    Frederick H. Earnest has been engaged under an employment contract effective September 23, 2006, pursuant to which he was initially engaged to serve as Senior Vice President of Project Development of the Corporation and Vista Gold (US), Inc., its wholly-owned subsidiary. From August 1, 2007 to January 1, 2012, Mr. Earnest served as President and Chief Operating Officer of the Corporation and of Vista Gold (US), Inc. Since January 1, 2012, Mr. Earnest has served as President and Chief Executive Officer of the Corporation. Effective March 17, 2009, Mr. Earnest's employment agreement was amended and restated, and further amended effective January 1, 2012 and November 1, 2012.

        Pursuant to the terms of his amended employment contract, Mr. Earnest is to receive an annual base salary of $325,000 and annual discretionary incentive payments. The grant of any such incentive payment shall be in the sole discretion of the Board of Directors and shall be earned only after grant thereof by the Board of Directors. Mr. Earnest's eligibility to receive such incentive payment is conditioned upon his continued employment, both at the time the Board of Directors considers the grant of incentive payments and at the time such incentive payments are actually granted and paid. Mr. Earnest is also eligible to receive other benefits made available to the Corporation's senior executive officers, including participation in any benefit plans and policies.

        In addition, in 2010, the Corporation granted Mr. Earnest 15,000 RSUs to receive 15,000 Common Shares under the LTIP. In 2011, the Corporation granted to Mr. Earnest a 5-year option to purchase 120,000 Common Shares in accordance with the Corporation's Stock Option Plan and 300,000 RSUs to receive 300,000 Common Shares under the LTIP. In 2012, the Corporation granted Mr. Earnest 201,238 RSUs to receive 201,238 Common Shares under the Corporation's LTIP. See "— Outstanding Equity Awards and Options Exercised as at December 31, 2012 Table" below for a description of vesting and other terms applicable to Mr. Earnest's option.

        Employment Agreement with John F. Engele.    John F. Engele has been engaged under an employment contract effective May 29, 2012, pursuant to which he was initially engaged to serve as Senior Vice President and Chief Financial Officer of the Corporation and Vista Gold (US), Inc., its wholly-owned subsidiary. Mr. Engele's employment agreement was amended effective November 1, 2012.

        Pursuant to the terms of his amended employment contract, Mr. Engele is to receive an annual base salary of $280,000 and annual discretionary incentive payments. The grant of any such incentive payment shall be in the sole discretion of the Board of Directors and shall be earned only after grant thereof by the Board of Directors. Mr. Engele's eligibility to receive such incentive payment is conditioned upon his continued employment, both at the time the Board of Directors considers the grant of incentive payments and at the time such incentive payments are actually granted and paid. Mr. Engele is also eligible to receive other benefits made available to the Corporation's senior executive officers, including participation in any benefit plans and policies.

        In addition, in 2012, the Corporation granted Mr. Engele a 5-year option to purchase 200,000 Common Shares in accordance with the Corporation's Stock Option Plan and 108,359 RSUs to receive 108,359 Common Shares under the Corporation's LTIP. See "— Outstanding Equity Awards and Options Exercised as at December 31, 2012 Table" below for a description of vesting and other terms applicable to Mr. Engele's option.

        Terri L. Eggert.    Terri L. Eggert served as Interim Chief Financial Officer from May 18, 2011 to May 29, 2012. She was retained by the Corporation as a consultant and did not enter into an employment agreement with the Corporation. As compensation for her services, Ms. Eggert received $21,000 per month plus normal expenses associated with the performance of her duties. Ms. Eggert received a bonus of $60,000 at the termination of her contact.

        Employment Agreement with John W. Rozelle.    John W. Rozelle has been engaged under an employment contract effective May 16, 2011, pursuant to which he was initially engaged to serve as Vice President Technical Services of the Corporation and Vista Gold (US), Inc., a wholly-owned subsidiary of the Corporation. Since August 1, 2012, Mr. Rozelle has served as Senior Vice President of the Corporation. Effective November 1, 2012, Mr. Rozelle's employment agreement was amended.

        Pursuant to the terms of his amended employment contract, Mr. Rozelle is to receive an annual base salary of $225,000 and annual discretionary incentive payments. The grant of any such incentive payment shall be in the sole discretion of the Board of Directors and shall be earned only after grant thereof by the Board of Directors. Mr. Rozelle's eligibility to receive such incentive payment is conditioned upon his continued employment, both at the time the Board of Directors considers the grant of incentive payments and at the time such incentive payments are actually granted and paid. Mr. Rozelle is also eligible to receive other benefits made available to the Corporation's senior executive officers, including participation in any benefit plans and policies.

        In addition, in 2012, the Corporation granted Mr. Rozelle 69,659 RSUs to receive 69,659 Common Shares under the Corporation's LTIP. See "— Outstanding Equity Awards and Options Exercised as at December 31, 2012 Table" below for a description of vesting and other terms applicable to Mr. Rozelle's option.

Grants of Plan Based Awards as at December 31, 2012 Table

        A summary of plan-based awards granted during the year ended December 31, 2012 to named executive officers is set out in the table below. All grants are of options under the Stock Option Plan and RSUs under the LTIP.

Name (a)	Grant Date (b)	All Other Options/Stock Awards: Number of Securities Underlying Options/RSUs (i)	Exercise or Base Price of Option Awards(1) ($/sh) (k)	Grant Date Fair Value of Stock and Option Awards (l)
FREDERICK H. EARNEST,(2) President and Chief Executive Officer	09/05/12	201,238	3.23	3.23
JOHN F. ENGELE,(3) Senior Vice President and Chief Financial Officer	09/05/12 08/13/12	108,359 200,000	3.23 3.14	3.23 3.14
TERRI L EGGERT,(4) Interim Chief Financial Officer	—	—	—	—
JOHN W. ROZELLE,(5) Senior Vice President	09/05/12	69,659	3.23	3.23

(1)
The base price for Common Shares underlying grants of RSUs awarded under the LTIP is the closing market price of the Common Shares on the NYSE MKT on the day prior to the date of the grant. Pursuant to the terms of the Stock Option Plan, the exercise price for Common Shares underlying grants awarded under the Stock Option Plan is not less than the closing market price of the Corporation's Common Shares on either the TSX or the NYSE MKT as of the day prior to the date of the grant.

(2)
During the fiscal year ended December 31, 2011, Frederick H. Earnest served as the President and Chief Operating Officer of the Corporation. Effective January 1, 2012, Mr. Earnest was appointed as Chief Executive Officer of the Corporation and he now serves as President and Chief Executive Officer of the Corporation.

(3)
John F. Engele was appointed Senior Vice President and Chief Financial Officer effective May 29, 2012.

(4)
Terri L. Eggert served as Interim Chief Financial Officer May 18, 2011 through May 29, 2012.

(5)
John W. Rozelle was appointed Senior Vice President effective August 1, 2012. Mr. Rozelle served as Vice President Technical Services from May 16, 2011 to August 1, 2012.

        The reported high and low trading prices of the Corporation's Common Shares on the TSX and the NYSE MKT for the 30 days prior to the date of the grants of the options and RSUs referred to above are set out in the table below.

	Toronto Stock Exchange				NYSE MKT
	High		Low		High	Low
07/13/12 – 08/12/12 (options)	Cdn.$	3.21	Cdn.$	2.81	$3.23	$2.80
08/05/12 – 09/04/12 (RSUs)	Cdn.$	3.25	Cdn.$	2.85	$3.27	$2.85

Outstanding Equity Awards and Options Exercised as at December 31, 2012 Table

        A summary of the number and the value of the outstanding equity awards at December 31, 2012 held by the named executive officers is set out in the table below.

	Option Awards				Stock Awards
Name (a)	Number of Securities Underlying Unexercised Options (#) Exercisable (b)	Number of Securities Underlying Unexercised Options (#) Unexercisable (c)	Option Exercise Price ($) (e)	Option Expiration Date (f)	Number of Shares or Units of Stock That Have Not Vested (#) (g)	Market Value of Shares or Units of Stock That Have Not Vested ($) (h)
FREDERICK H. EARNEST,(1) President and Chief Executive Officer	100,000 150,000 120,000	nil	3.22 1.77 2.88	08/14/13 08/13/14 06/13/16	300,000 201,238	$ $	810,000 543,343
JOHN F. ENGELE,(2) Senior Vice President and Chief Financial Officer	100,000	100,000	3.14	08/13/17	108,359		$292,569
TERRI L EGGERT,(3) Interim Chief Financial Officer	—	—	—	—	—		—
JOHN W. ROZELLE,(4) Senior Vice President	100,000	nil	2.82	06/11/16	100,000 69,659	$ $	270,000 188,079

(1)
During the year ended December 31, 2011, Frederick H. Earnest served as the President and Chief Operating Officer of the Corporation. Effective January 1, 2012, Mr. Earnest was appointed Chief Executive Officer and he now serves as President and Chief Executive Officer of the Corporation.

(2)
John F. Engele was appointed Senior Vice President and Chief Financial Officer effective May 29, 2012.

(3)
Terri L. Eggert served as Interim Chief Financial Officer from May 18, 2011 to May 28, 2012.

(4)
John W. Rozelle was appointed Senior Vice President effective August 1, 2012. Mr. Rozelle served as Vice President Technical Services from May 16, 2011 to August 1, 2012.

        No stock options were exercised in 2012 nor did any RSUs vest in 2012.

Pension and Retirement Savings Plans

        The Corporation sponsors a qualified tax-deferred savings plan in accordance with the provisions of Section 401(k) of the Code, which is available to permanent US-based employees. Under the terms of this plan, the Corporation makes contributions of up to 4% of eligible employees' salaries. The Corporation has no plans to provide pension or other retirement benefits.

Nonqualified Deferred Compensation

        The Corporation has no plans that provide for deferred compensation to its executive officers.

Termination of Employment, Change in Responsibilities and Employment Contracts

Payments Upon Termination or Change in Responsibilities

        The employment agreements with Frederick H. Earnest, John F. Engele, and John W. Rozelle contain provisions which entitle each of them to payments following termination or alteration of their respective employment with the Corporation in the event of a material adverse change, or termination of employment following a change of control or termination of employment by the Corporation without just cause. Each individual, depending on the nature of the termination, will be entitled to continuation of salary, accrued vacation pay, and employer-paid fringe benefits, for a stated period of time. Alternatively, each individual may elect to receive a lump sum payment of these amounts. In the event of termination following a change in control, each individual would also receive payment of amounts due under the STIP program. The total continuation period and lump sum benefit payment amounts between which the executives can choose are set out below.

Material adverse change:

Name	Period	Total benefit amount
Mr. Earnest	24 months	$794,917
Mr. Engele	18 months	$495,893
Mr. Rozelle	18 months	$388,415

Change of control:

Name	Period	Total benefit amount
Mr. Earnest	24 months	$1,058,167
Mr. Engele	18 months	$635,893
Mr. Rozelle	18 months	$388,415

Without just cause:

Name	Period	Total benefit amount
Mr. Earnest	24 months	$794,917
Mr. Engele	12 months	$333,941
Mr. Rozelle	12 months	$264,755

        Material adverse change means (i) the assignment of any duties that are substantially inconsistent with or materially diminish his respective position, or (ii) a material reduction in base salary or other compensation, or (iii) the relocation of the primary work location to any location more than 50 miles away from the primary work location as of the date of his applicable agreement.

        Change of control means (i) any consolidation, merger, reorganization or other transaction of the Corporation that results in the shareholders owning less than the majority of the aggregate voting power, (ii) sale or disposition of all or substantially all of the Corporation's assets or (iii) any transaction which results in the current Board ceasing to constitute the majority of the Board.

        Just cause includes any of his (i) failure to perform assigned responsibilities that continues unremedied after written notice from the Corporation, (ii) death or permanent disability, (iii) breach of any fiduciary duty owed to the Corporation, or (iv) conviction in a criminal proceeding.

        For a description of the treatment of outstanding options held by named executive officers upon termination, see "Executive Compensation — Compensation Discussion and Analysis — Elements of the Corporation's Compensation Program for Fiscal Year 2012 — Stock Incentive Awards — Stock Options" above.

        Other than as described above, the Corporation has no plan or arrangement in respect of compensation received or that may be received by named executive officers to compensate such officers in the event of the termination of their employment, resignation or retirement, following a change of control of the Corporation, or in the event of a change in responsibilities following any such change of control.

Compensation of Directors

        The following table sets forth a summary of the compensation earned by the directors of the Corporation during fiscal year ended December 31, 2012.

Name (a)	Fees Earned ($) (b)	Stock Awards ($) (c)(1)	Total ($) (d)
MICHAEL B. RICHINGS	70,000	98,325	168,325
NICOLE S. ADSHEAD-BELL(2)	39,000	98,325	137,325
JOHN M. CLARK	45,500	98,325	143,825
W. DURAND EPPLER(3)	40,000	98,325	138,325
C. THOMAS OGRYZLO	40,000	98,325	138,325
TRACY A. STEVENSON	39,000	98,325	137,325

(1)
The amounts in this column represent the dollar amounts for the aggregate grant-date fair value computed in accordance with FASB ASC Topic 718, of options granted pursuant to the Corporation's Stock Option Plan. For assumptions regarding the valuation of Option Awards, see footnote 9 to the Corporation's audited annual financial statements for the year ended December 31, 2012 as filed with the Corporation's Form 10-K on March 14, 2013.

(2)
Dr. Adhsead-Bell has determined not to stand for re-election at the Meeting.

(3)
The Corporation paid consulting fees to Sierra, a limited liability company in which Mr. Eppler is a managing member and one third owner. Sierra provides investor relations and corporate finance consulting services to the Corporation. For a description of the consulting fees paid in 2009, 2010, 2011 and 2012 to Sierra, see the heading "Corporate Governance — Board of Directors".

        In 2012, each director earned a fee of $30,000. In addition, the Chair of the Audit Committee earned $7,500 in 2012. The Chairman of the Board earned an additional $30,000 in 2012. The directors also earned a fee of $1,000 or $1,500 per meeting held during 2012. In addition, during the fiscal year ended December 31, 2012, each director was granted 32,028 RSUs to receive 32,028 Common Shares. The Corporation also reimburses directors for out-of-pocket expenses related to their attendance at meetings. No additional amounts were paid or are payable to directors of the Corporation for committee participation or special assignments.

        Management of the Corporation obtained an independent report of board compensation which included the board compensation practices of nine comparable mining companies and summarized the information by director position and responsibility. The information was presented to the non-executive directors, who then considered current board compensation independent of the executive directors. In addition to the board compensation practices summarized in the report from management of the Corporation, the non-executive directors consider the current status of the company with respect to its stated goals and objectives. A recommendation for non-executive director compensation was presented to and approved in a meeting of the Board of Directors with all Directors present.

        The total aggregate cash remuneration paid or payable by the Corporation and its subsidiaries during the financial year ended December 31, 2012 (i) to the directors of the Corporation, in their capacity as directors of the Corporation and any of its subsidiaries, was $273,500, and (ii) to the executive officers of the Corporation and any of its subsidiaries who received in their capacity as officers or employees of the Corporation aggregate remuneration in excess of Cdn$150,000, was $1,311,797. This sum includes compensation paid to executive officers pursuant to the cash incentive plan of $490,000 and retirement savings plan of $28,701.

Securities Authorized For Issuance Under Equity Compensation Plans

        The following table sets out information relating to the Corporation's equity compensation plans as at December 31, 2012. The Corporation's equity compensation plans as of December 31, 2012 were the Stock Option Plan and the LTIP.

Plan Category	Number of securities to be issued upon exercise/conversion of outstanding options, warrants and rights (a)	Weighted-average exercise price of outstanding options, warrants and rights (b)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a)) (c)
Equity compensation plans approved by securityholders	25,299,750	4.01	3,059,343
Equity compensation plans not approved by securityholders	N/A	N/A	N/A

Total	25,299,750	4.01	3,059,343

        As of March 20, 2013,    •    RSUs are outstanding under the LTIP and    •    options are outstanding under the Stock Option Plan to acquire in aggregate    •    Common Shares, which RSUs and options have been granted to the directors, officers, employees and consultants of the Corporation.

Indebtedness of Directors and Executive Officers

        None of the directors, executive officers, nor any individual who was at any time during the most recently completed financial year a director or executive officer, nor any associates or affiliates of the foregoing persons is, as of the date hereof, indebted to the Corporation.

Director and Officer Liability Insurance

        The Corporation has purchased and maintains insurance in the amount of $40 million for the benefit of the directors and officers of the Corporation against liabilities incurred by such persons as directors and officers of the Corporation and its subsidiaries, except where the liability relates to such person's failure to act honestly and in good faith with a view to the best interests of the Corporation. The annual premium paid by the Corporation for this insurance in respect of the directors and officers as a group is $275,000. No premium for this insurance is paid by the individual directors and officers. The insurance contracts underlying this insurance do not expose the Corporation to any liability in addition to the payment of the required premiums.

Orders, Penalties and Settlement Agreements

        Except as disclosed below, to the knowledge of the Corporation, no proposed director of the Corporation is, as at the date of this Information Circular, or was within 10 years before the date of this Information Circular, a director, chief executive officer or chief financial officer of any company (including the Corporation), that:

  (a)
  was subject to an order that was issued while the director or executive officer was acting in the capacity as director, chief executive officer or chief financial officer, or

  (b)
  was subject to an order that was issued after the director or executive officer ceased to be a director, chief executive officer or chief financial officer and which resulted from an event that occurred while that person was acting in the capacity as director, chief executive officer or chief financial officer.

        For the purposes of paragraph (a), above, "order" means: (i) a cease trade order; (ii) an order similar to a cease trade order; or (iii) an order that denied the relevant company access to any exemption under securities legislation, that was in effect for more than 30 consecutive days.

  •
  C. Thomas Ogryzlo was a director of Plata-Peru Resources Inc. when it was cease traded by the Ontario and Alberta Securities Commissions for failing to file financial statements for the fiscal year ended December 31, 1998. The final order to cease trade came into effect on June 24, 1999. The company remains cease traded. In 2005, the company updated its financial statements and notified the exchange of its intention that, subject to shareholders' approval, the assets of the company would be sold. Subsequent to receiving shareholders' approval the assets of the company were sold.

        To the knowledge of the Corporation, no proposed director of the Corporation is, as at the date of this Information Circular, or has been within the 10 years before the date of this Information Circular, a director or executive officer of any company (including the Corporation) that, while that person was acting in that capacity, or within a year of that person ceasing to act in that capacity, became bankrupt, made a proposal under any legislation relating to bankruptcy or insolvency or was subject to or instituted any proceedings, arrangement or compromise with creditors or had a receiver, receiver manager or trustee appointed to hold its assets.

        To the knowledge of the Corporation, no proposed director of the Corporation has, within 10 years before the date of this Information Circular, become bankrupt, made a proposal under any legislation relating to bankruptcy or insolvency, or become subject to or instituted any proceedings, arrangement or compromise with creditors, or had a receiver, receiver manager or trustee appointed to hold the assets of the proposed director of the Corporation.

        To the knowledge of the Corporation, no proposed director of the Corporation has been subject to (a) any penalties or sanctions imposed by a court relating to securities legislation or by a securities regulatory authority or has entered into a settlement agreement with a securities regulatory authority; or (b) any other penalties or sanctions imposed by a court or regulatory body that would likely be considered important to a reasonable shareholder in deciding whether to vote for a proposed director.

Interest of Certain Persons in Matters to be Acted Upon

        Except as described in this Information Circular, no (i) person who has been a director or executive officer of the Corporation at any time since the beginning of Corporation's the last financial year, (ii) proposed nominee for director, or (iii) associate or affiliate of any of the foregoing persons, has any material interest, direct or indirect, in any matter to be acted upon at the Meeting (other than the election of directors).

Interest of Informed Persons in Material Transactions

        Except as described in this Information Circular, no (i) informed person of the Corporation, (ii) proposed director of the Corporation, or (iii) associate or affiliate of any of the foregoing persons, has had any material interest, direct or indirect, in any transaction since the commencement of the Corporation's most recently completed financial year or in any proposed transaction which has materially affected or would materially affect the Corporation or its subsidiaries.

Review, Approval or Ratification of Transactions with Related Parties

        The Corporation has adopted a written policy for the review of transactions with related persons. The policy requires review, approval or ratification of all transactions in which the Corporation is a participant and in which any of the Corporation's directors, executive officers, significant shareholders or an immediate family member of any of the foregoing persons has a direct or indirect material interest, subject to certain categories of transactions that are deemed to be pre-approved under the policy. As set forth in the policy, the pre-approved transactions include employment of executive officers, director compensation (in general, where such transactions are required to be reported in the Corporation's proxy statement pursuant to the SEC compensation disclosure requirements), as well as certain transactions where the amounts involved do not exceed specified thresholds. All related party transactions must be reported for review by the Corporate Governance and Nominating Committee of the Board of Directors. Transactions deemed to be pre-approved are not required to be reported to the Committee, except for certain pre-approved transactions, a summary of which must be submitted to the Committee for review at its next following meeting.

        Following its review, the Corporate Governance and Nominating Committee determines whether these transactions are in, or not inconsistent with, the best interests of the Corporation and its shareholders, taking into consideration whether they are on terms no less favorable to the Corporation than those available with other parties and the related person's interest in the transaction. If a related party transaction is to be ongoing, the Corporate Governance and Nominating Committee may establish guidelines for the Corporation's management to follow in its ongoing dealings with the related person.

Management Contracts

        There are no management functions of the Corporation which are to any substantial degree performed by persons other than the directors, senior officers or managers of the Corporation. The Corporation has entered into an employment agreement with Frederick H. Earnest, President and Chief Executive Officer John F. Engele, Senior Vice President — Chief Financial Officer, and John Rozelle, Senior Vice President as set forth above under "Summary Compensation Table — Executive Employment Agreements".

Shareholder Proposals

        Under the Exchange Act, the deadline for submitting shareholder proposals for inclusion in the management information and proxy circular for an annual meeting of the Corporation is calculated in accordance with Rule 14a-8(e) of Regulation 14A to the Exchange Act. If the proposal is submitted for a regularly scheduled annual meeting, the proposal must be received at the Corporation's principal executive offices not less than 120 calendar days before the anniversary date of the Corporation's management information and proxy circular released to the Corporation's shareholders in connection with the previous year's annual meeting. However, if the Corporation did not hold an annual meeting the previous year, or if the date of the current year's annual meeting has been changed by more than 30 days from the date of the previous year's meeting, then the deadline is a reasonable time before the Corporation begins to print and mail its proxy materials. Accordingly, unless the date of the next annual meeting is changed by more than 30 days from the date of this year's meeting the deadline for submitting shareholder proposals for inclusion in the management information and proxy circular for the next annual meeting of the Corporation will be Tuesday, December 31, 2013. If a shareholder proposal is not submitted to the Corporation by Tuesday, December 31, 2013, the Corporation may still grant discretionary proxy authority to vote on a shareholder proposal, if such proposal is received by the Corporation by February 12, 2014 in accordance with Rule 14a-4(c)(1) of Regulation 14A of the Exchange Act.

Other Matters

        Management of the Corporation knows of no other matters which will be brought before the Meeting other than those set forth in the Notice of Meeting. Should any other matters properly come before the Meeting, the Common Shares represented by the proxies solicited hereby will be voted on those matters in accordance with the best judgement of the persons voting such proxies.

Dissenters' Rights of Appraisal

        Other than with respect to the Continuance Resolution, no action is proposed herein for which the laws of the Yukon Territory or the Articles or By-Laws of the Corporation provide a right of a shareholder to dissent and obtain appraisal of or payment for such shareholder's Common Shares.

Section 16(a) Beneficial Ownership Reporting Compliance

        Section 16(a) of the Exchange Act requires the Corporation's officers and directors, and persons who own more than 10% of the Corporation's Common Shares, to file reports of ownership and changes of ownership of such securities with the SEC.

        Based solely on a review of the reports received by the SEC, furnished to the Corporation, or written representations from reporting persons that all reportable transactions were reported, the Corporation believes that, during the fiscal year ended December 31, 2012, the Corporation's officers, directors and greater than ten percent owners timely filed all reports they were required to file under Section 16(a).

Additional Information and Availability of Documents

        Important Notice Regarding the Availability of Proxy Materials for the Meeting to Be Held on April 30, 2013.

        The Corporation will provide to any person or corporation, upon request, one copy of any of the following documents:

  (a)
  the Corporation's latest Annual Report on Form 10-K (or annual information form), together with any document, or the pertinent pages of any document, incorporated therein by reference;

  (b)
  the comparative financial statements and management's discussion and analysis of the Corporation for the Corporation's most recently completed financial year in respect of which such financial statements have been issued, together with the report of the auditor thereon, and any interim financial statements and management's discussion and analysis of the Corporation subsequent to the financial statements for the Corporation's most recently completed financial year; and

  (c)
  this Information Circular.

        Copies of the foregoing documents are also available on the Corporation's website at www.vistagold.com and copies of the above documents will be provided by the Secretary of the Corporation, upon request, by mail at 1200 Waterfront Centre, 200 Burrard Street, Vancouver, British Columbia, Canada, V7X 1T2; by phone at 1-866-981-1185; or by email at connie@vistagold.com, free of charge to shareholders of the Corporation. The Corporation may require the payment of a reasonable charge from any person or corporation who is not a shareholder of the Corporation and who requests a copy of any such document. Financial information relating to the Corporation is provided in the Corporation's comparative financial statements and management's discussion and analysis for its most recently completed financial year. Additional information relating to the Corporation is available electronically on SEDAR at www.sedar.com and on EDGAR at www.sec.gov/edgar.shtml.

        If you would like directions to the Meeting, contact the Corporation through the methods described above.

Multiple Shareholders Sharing the Same Address

        The regulations regarding the delivery of copies of proxy materials and annual reports to shareholders permit the Corporation and brokerage firms to send one annual report and proxy statement to multiple shareholders who share the same address under certain circumstances. Shareholders who hold their shares through a broker may have consented to reducing the number of copies of materials delivered to their address. In the event that a shareholder wishes to revoke such a consent previously provided to a broker, the shareholder must contact the broker to revoke the consent. In any event, if a shareholder wishes to receive a separate Information Circular and accompanying materials for the Meeting, or the Corporation's Annual Report on Form 10-K for the year ended December 31, 2012, the shareholder may receive copies by contacting the President and Chief Executive Officer of the Corporation at (720) 981-1185, 7961 Shaffer Parkway, Suite 5, Littleton, Colorado 80127. Shareholders receiving multiple copies of these documents at the same address can request delivery of a single copy of these documents by contacting the Corporation in the same manner. Persons holding shares through a broker can request a single copy by contacting the broker.

Board of Directors Approval

        The undersigned hereby certifies that the contents and sending of this Information Circular to the shareholders of the Corporation have been approved by the Board of Directors.

DATED at Littleton, Colorado, this 26th day of March, 2013.

BY ORDER OF THE BOARD OF DIRECTORS

FREDERICK H. EARNEST President and Chief Executive Officer

 APPENDIX "A"

FORM OF PROXY

[attached]

A-1

SAM SAMPLE

C9999999999

IND C07

Appointment of Proxyholder

The undersigned, being a registered shareholder of the Corporation, Vista Gold Corp. hereby appoints: Frederick H. Earnest, or failing him, John F. Engele,

OR

Print the name of the person you are appointing if this person is someone other than the Nominees of Management and the Board of Directors of the Corporation.

as my/our proxyholder with full power of substitution and to attend, act and to vote for and on behalf of the registered shareholder in accordance with the following direction (or if no directions or uncertain instructions have been given, 'for' each matter) and all other matters that may properly come before the Annual General and Special Meeting of shareholders of Vista Gold Corp. (the "Corporation") to be held at the offices of Borden Ladner Gervais LLP, Suite 1200, 200 Burrard Street, Vancouver, British Columbia on April 30, 2013 at 10:00 AM (Vancouver Time) and at any adjournment or postponement thereof.

VOTING RECOMMENDATIONS ARE INDICATED BY HIGHLIGHTED TEXT OVER THE BOXES.

1. **Election of Directors**

	For	Withhold		For	Withhold		For	Withhold
01. John M. Clark	☐	☐	02. Frederick H. Earnest	☐	☐	03. W. Durand Eppler	☐	☐
04. C. Thomas Ogryzlo	☐	☐	05. Michael B. Richings	☐	☐	06. Tracy A. Stevenson	☐	☐

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	For	Withhold
2. **Appointment of Auditors** Appointment of **PricewaterhouseCoopers LLP**, as Auditors of the Corporation to hold office until the close of the next Annual General Meeting of the Corporation or until a successor is appointed and authorizing the Directors to fix their remuneration through the Audit Committee.	☐	☐

	For	Against
3. **Resolution Approving Continuance into British Columbia and Adoption of Constating Documents** To consider and, if thought appropriate, approve, a Special Resolution authorizing the Corporation to continue into British Columbia under the *Business Corporations Act* (British Columbia) (the "**BCBCA**") and to adopt constating documents of the Corporation that comply with the BCBCA in connection therewith.	☐	☐

Fold

Authorized Signature(s) - This section must be completed for your instructions to be executed.

I/We authorize you to act in accordance with my/our instructions set out above. I/We hereby revoke any proxy previously given with respect to the Meeting. **If no voting instructions are indicated above, this Proxy will be voted as recommended by Management.**

Signature(s)

Date

DD / MM / YY

99999 161318 1PIZ AR0 VGZQ

 APPENDIX "B"

MANDATE OF THE BOARD OF DIRECTORS

VISTA GOLD CORP.
(the "Company")

MANDATE OF THE BOARD OF DIRECTORS

(Adopted March 2, 2009, as amended on March 5, 2013)

Stewardship of the Company

  1.
  The Board of Directors of the Company (the "Board") is responsible for:

  (a)
  the stewardship of the business and affairs of the Company;

  (b)
  supervising the management of the business and affairs of the Company;

  (c)
  providing leadership to the Company by practicing responsible, sustainable and ethical decision making;

  (d)
  ensuring that all major issues affecting the Company are given proper consideration; and

  (e)
  directing management to ensure that legal, regulatory and stock exchange requirements applicable to the Company have been met.

Director Obligations

  2.
  Each Director has the responsibility to:

  (a)
  attend all regularly scheduled meetings of the Board and all of the Committees on which they serve and to be prepared for such meetings by reviewing materials provided in advance of meetings;

  (b)
  act honestly and in good faith with a view to the best interests of the Company; and

  (c)
  exercise the care, diligence and skill that a reasonably prudent person would exercise in comparable circumstances.

Board Composition

  3.
  A majority of the Board will, at all times, be independent directors as defined in then-current laws applicable to the Company.

  4.
  The Board shall appoint a chair of the Board. Where it is not appropriate for the chair to be an independent director, the Board should consider whether it should appoint an independent director to act as a lead director. The Board shall develop a written position description delineating the chair's role.

  5.
  To be considered for nomination and election to the Board, directors must demonstrate integrity and high ethical standards in their business dealings, their personal affairs, and in the discharge of their duties to and on behalf of the Company.

Nomination of Directors

  6.
  Prior to nominating or appointing individuals as directors, the Board will consider what competencies and skills the Board, as a whole, should possess and assess what competencies and skills each existing director possesses. The Board will consider the appropriate size of the Board, with a view to facilitating effective decision making.

Board Meetings

  7.
  The Board is responsible to meet in person, or by telephone conference call (or by other means permitted by applicable laws), at least once each quarter and otherwise as often as required to discharge the duties of the Board.

  8.
  The independent members of the Board shall hold regular meetings at which non-independent members of the Board and members of management are not in attendance.

Committees of the Board

  9.
  The Board discharges its responsibilities directly and through its committees. Accordingly, the Board shall:

  (a)
  establish such committees of the Board ("Committees") as are required by applicable laws and stock exchange requirements and as are necessary to effectively discharge the duties of the Board, which Committees shall include an audit committee (the "Audit Committee");

  (b)
  appoint directors to serve as members of each Committee;

  (c)
  appoint a chair of each Committee to:

  (i)
  provide leadership to the Committee,

  (ii)
  manage the affairs of the Committee, and

  (iii)
  ensure that the Committee functions effectively in fulfilling its duties to the Board and the Company; and

  (d)
  regularly receive and consider reports and recommendations of each Committee, including, in particular, the Audit Committee reports and recommendations, particularly with respect to the Company's annual audit and annual and quarterly reports and financial statements.

Supervision of Management

  10.
  The Board is responsible to:

  (a)
  select and appoint the Chief Executive Officer ("CEO"), establish CEO goals and objectives, and evaluate CEO performance and develop a written position description for the CEO which includes delineating management's responsibilities;

  (b)
  assist the CEO to select and appoint executive officers, establish executive officers' goals and objectives, and monitor their performance;

  (c)
  determine the compensation of the CEO, and in conjunction with the CEO, set the compensation of the other executive officers of the Company; and

  (d)
  maintain a succession plan for the replacement of the CEO and other executive officers.

Corporate Governance

  11.
  The Board is responsible to:

  (a)
  develop the Company's approach to corporate governance and annually review and either approve or require revisions to the mandate of the Board and the charters of each Committee, position descriptions, the code of business conduct and ethics (the "Code") and all other policies of the Company (collectively the "Governance Documents");

  (b)
  take reasonable steps to satisfy itself that each director, the CEO and the executive officers are:

  (i)
  performing their duties ethically;

  (ii)
  conducting business on behalf of the Company in accordance with the requirements and the spirit of the Governance Documents; and

      (iii)
      fostering a culture of integrity throughout the Company;

    (c)
    arrange for the public disclosure of the Governance Documents required by law to be publicly disclosed;

    (d)
    ensure that all new directors receive a comprehensive orientation and that all new directors fully understand: (i) the role of the Board, its Committees and its directors; (ii) the commitment of time and resources that the Company expects; and (iii) the nature and extent of the Company's business and operations; and

    (e)
    provide continuing education opportunities for all directors, so that individuals may maintain or enhance their skills and abilities as directors, as well as to ensure their knowledge and understanding of the Company's business and operations remains current.

Communications

  12.
  The Board is responsible to:

  (a)
  approve and implement a disclosure policy which provides for disclosure and communications practices governing the Company; and

  (b)
  approve and maintain a process for the Company's stakeholders to contact the independent directors directly with concerns and questions regarding the Company.

Waivers and Conflicts

  13.
  The Board is responsible for:

  (a)
  monitoring compliance with the Code and reviewing departures from the Code;

  (b)
  providing or denying waivers from the Code; and

  (c)
  disclosing departures from the Code that constitute a material change (including material departures from the Code by directors or executive officers) and filing the required material change reports containing:

  (i)
  the date of the departure;

  (ii)
  the parties involved;

  (iii)
  the reason why the Board has or has not sanctioned the departure; and

  (iv)
  any measures taken to address or remedy the departure.

Strategic Planning

  14.
  The Board has the duty to:

  (a)
  adopt a strategic planning process, annually approve a strategic plan taking into account, among other things, the opportunities and risks of the Company's business and operations, and regularly monitor the Company's performance against its strategic plan;

  (b)
  approve capital and operating budgets to implement the strategic plan;

  (c)
  conduct periodic reviews of the Company's resources, risks, and regulatory constraints and opportunities to facilitate the strategic plan; and

  (d)
  evaluate management's analysis of the strategies of existing and potential competitors and their impact, if any, on the Company's strategic plan.

Risk Management

  15.
  The Board has the duty to:

  (a)
  adopt a process to identify business risks and ensure appropriate systems to manage risks; and

  (b)
  together with the Audit Committee, ensure policies and procedures are in place and are effective to maintain the integrity of the Company's:

  (i)
  disclosure controls and procedures;

  (ii)
  internal control over financial reporting; and

  (iii)
  management information systems.

Financial Management

  16.
  The Board has the duty to:

  (a)
  review and, on the advice of the Audit Committee, approve, prior to their public dissemination:

  (i)
  interim and annual financial statements and notes thereto;

  (ii)
  management's discussion and analysis of financial condition and results of operations;

  (iii)
  relevant sections of the annual report and management information circular containing financial information;

  (iv)
  forecasted financial information and forward-looking statements; and

  (v)
  all press releases and other documents in which financial statements, earnings forecasts, results of operations or other financial information is disclosed (this is currently delegated by the Board to the Chair of the Audit Committee); and

  (b)
  approve dividends and distributions, material financings, transactions affecting authorized capital or the issue and repurchase of shares and debt securities, and all material divestitures and acquisitions.

Materials

  17.
  The Board shall have access to all books, records, facilities and personnel of the Company necessary for the discharge of its duties.

Advisors

  18.
  The Board has the power, at the expense of the Company, to retain, instruct, compensate and terminate independent advisors to assist the Board in the discharge of its duties.

 APPENDIX "C"

NOTICE OF CHANGE OF AUDITOR

        In a Current Report on Form 8-K dated June 5, 2012, the Corporation announced that effective May 31, 2012, the Corporation changed auditors from PricewaterhouseCoopers LLP, Vancouver, British Columbia ("PWC Vancouver") to PricewaterhouseCoopers, LLP, Denver, Colorado ("PWC Denver"). The change was made because in 2012 the Corporation switched to reporting its financial statements pursuant to United States generally accepted accounting principles and because the Corporation's principal place of business is located in a suburb of Denver. Therefore, conducting the Corporation's audit out of the Vancouver office of PricewaterhouseCoopers LLP was no longer cost effective to the Corporation. On May 31, 2012, at the request of the Corporation and upon mutual agreement, PWC Vancouver resigned as the principal independent registered public accountant of the Corporation. The request for resignation of PWC Vancouver was recommended and approved by the Corporation's Audit Committee.

        PWC Vancouver's principal accountant reports on the Corporation's consolidated financial statements for each of the preceding two fiscal years ended December 31, 2011 and 2010 did not contain any adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.

        In the two most recent fiscal years and any interim period preceding the resignation of PWC Vancouver, the Corporation was not aware of any disagreements with PWC Vancouver on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement(s), if not resolved to the satisfaction of PWC Vancouver, would have caused it to make references to the subject matter of the disagreement(s) in connection with its reports on the Corporation's consolidated financial statements for such years.

        The Corporation is not aware of any reportable events (as defined in Item 304(a)(1)(v) of Regulation S-K) that have occurred during the two most recent fiscal years and the interim period preceding the resignation of PWC Vancouver.

        PWC Vancouver was provided the disclosure in the Current Report on Form 8-K dated June 5, 2012, and provided in connection with the Form 8-K a letter commenting on the disclosure, pursuant to Item 304(a)(3) of Regulation S-K, and attached to the Form 8-K as Exhibit 16.1.

        Effective May 31, 2012, the Corporation, upon the recommendation of its audit committee, engaged PWC Denver as its principal independent registered public accountant.

        During the Corporation's two most recent fiscal years and through June 5, 2012, neither the Corporation nor anyone on its behalf consulted with PWC Denver regarding either (i) the application of accounting principles to a specific transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Corporation's consolidated financial statements, nor did PWC Denver provide either a written report or oral advice that PWC Denver concluded was an important factor considered by the Corporation in reaching a decision as to accounting, auditing or financial reporting issues, or (ii) any matter that was either the subject of a disagreement within the meaning of Item 304(a)(1)(iv) of Regulation S-K, or a reportable event within the meaning of Item 304(a)(1)(v) of Regulation S-K.

C-1

 APPENDIX "D"

PROPOSED ARTICLES AND NOTICE OF ARTICLES UNDER BCBCA

BUSINESS CORPORATIONS ACT

ARTICLES

of

VISTA GOLD CORP.

Recognition Number:

Translated Name: Not applicable

i

Page
PART 22	RESTRICTIONS ON BUSINESS OR POWERS	D-18
22.1	Restrictions	D-18
PART 23	SHARE RIGHTS AND RESTRICTIONS	D-18
23.1	Common Shares	D-18

 BUSINESS CORPORATIONS ACT

ARTICLES

of

VISTA GOLD CORP.

Recognition Number:
Translated Name: Not applicable

PART 1 — INTERPRETATION

        1.1    Definitions.    In these Articles, unless the context otherwise requires:

  (a)
  "Board of Directors" or "Board" or "the directors" means the directors or the sole director of the Company for the time being, as the case may be;

  (b)
  "Business Corporations Act" means the Business Corporations Act (British Columbia) from time to time in force and all amendments to that Act and includes all regulations and amendments made pursuant to that Act;

  (c)
  "Company" means VISTA GOLD CORP. or any other name which it may from time to time change to and adopt pursuant to the Business Corporations Act;

  (d)
  "prescribed address" of a director means the address as recorded in the register of directors to be kept pursuant to the Business Corporations Act;

  (e)
  "registered address" of a shareholder means the last known address of that shareholder as recorded in the central securities register to be kept pursuant to the Business Corporations Act;

  (f)
  "registered owner", when used with respect to a share of the Company, means the person registered in the central securities register as the shareholder in respect of such share.

        1.2    Business Corporations Act and Interpretation Act Definitions Applicable.    The definitions in the Business Corporations Act and the definitions and rules of construction in the Interpretation Act (British Columbia), with the necessary changes and so far as applicable, and unless the context requires otherwise, apply to these Articles as if they were an enactment. If there is a conflict between a definition in the Business Corporations Act and a definition or rule in the Interpretation Act relating to a term used in these Articles, the definition in the Business Corporations Act prevails in relation to the use of the term in these Articles. If there is a conflict between these Articles and the Business Corporations Act, the Business Corporations Act prevails.

PART 2 — RESOLUTIONS AND MAJORITIES

        2.1    Directors' Resolution.    Subject to the Business Corporations Act and these Articles, the Company may, by a resolution of the directors:

  (a)
  if the class rights so authorize:

  (i)
  create one or more series of shares out of a class of shares, and when creating such series of shares:

  (A)
  determine the maximum number or determine that there is no maximum number of shares that the company is authorized to issue for such series of shares created;

  (B)
  create and attach special rights or restrictions to the shares of any such series of shares created; and

  (C)
  create an identifying name for the shares of any such series of shares created;

    (ii)
    for a series of shares of which there are no issued shares:

    (A)
    alter any determination of the number of shares of which the series shall consist;

    (B)
    alter the identifying name of shares of the series of shares; or

    (C)
    alter any special rights or restrictions attached to the shares of the series of shares;

  (b)
  redeem or repurchase shares;

  (c)
  accept a surrender of shares by way of gift or for cancellation;

  (d)
  convert fractional shares into whole shares on a subdivision or consolidation of shares or on a redemption, purchase or surrender of shares;

  (e)
  change its name;

  (f)
  adopt or change a translation of its name;

  (g)
  subdivide all or any of its unissued shares with par value into shares of smaller par value;

  (h)
  subdivide all or any of its unissued shares without par value;

  (i)
  consolidate all or any of its unissued shares with par value into shares of larger par value;

  (j)
  consolidate all or any of its unissued shares without par value;

  (k)
  eliminate any class or series of shares if none of the shares of that class or series of shares are allotted or issued;

  (l)
  change all or any of its unissued shares with par value into shares without par value;

  (m)
  change all or any of its unissued shares without par value into shares with par value; or

  (n)
  alter the identifying name of any of its classes of shares;

        and make any necessary alterations to its notice of articles or these Articles or both to effect the change.

        2.2    Ordinary Resolution.    Subject to the Business Corporations Act, the Company may, by an ordinary resolution:

  (a)
  deal with all matters set out in Article 2.1;

  (b)
  establish a maximum number of shares that the company is authorized to issue out of any class of shares for which no maximum is established;

  (c)
  increase, reduce or eliminate the maximum number of shares that the company is authorized to issue out of any class of shares;

  (d)
  for a class of shares of which there are no issued shares, create special rights or restrictions for, and attach those special rights or restrictions to, the shares of the class of shares; or

  (e)
  for a class of shares of which there are no issued shares, vary or delete any special rights or restrictions attached to the shares of the class of shares;

        and make any necessary alterations to its notice of articles or these Articles or both to effect the change.

        2.3    Special Resolution.    Subject to the Business Corporations Act, the Company may, by a special resolution:

  (a)
  deal with all matters set out in Article 2.1 and Article 2.2;

  (b)
  alter its notice of articles;

  (c)
  alter these Articles;

  (d)
  create one or more classes of shares;

  (e)
  subdivide all or any of its fully paid issued shares with par value into shares of smaller par value;

  (f)
  subdivide all or any of its fully paid issued shares without par value;

  (g)
  consolidate all or any of its fully paid issued shares with par value into shares of larger par value;

  (h)
  consolidate all or any of its fully paid issued shares without par value;

  (i)
  if the company is authorized to issue shares of a class of shares with par value;

  (i)
  subject to the Business Corporations Act, decrease the par value of those shares, or

  (ii)
  increase the par value of those shares if none of the shares of that class of shares are allotted or issued;

  (j)
  change all or any of its fully paid issued shares with par value into shares without par value;

  (k)
  for a class or series of shares of which there are issued shares, create special rights or restrictions for, and attach those special rights or restrictions to, the shares of the class or series of shares;

  (l)
  for a class or series of shares of which there are issued shares, vary or delete any special rights or restrictions attached to the shares of the class or series of shares; or

  (m)
  otherwise alter its authorized share structure when required or permitted to do so by the Business Corporations Act.

        2.4    Special Majority.    The majority of votes required for the Company to pass a special resolution at a general meeting is 2/3 of the votes cast on the resolution by shareholders voting shares that carry the right to vote at general meetings.

        2.5    Special Separate Majority.    The majority of votes required to pass a special separate resolution at a class meeting is 2/3 of the votes cast on the resolution by shareholders voting shares that carry the right to vote at the class meeting.

        2.6    Consent Resolution.    A consent resolution in writing, whether by signed documents, fax, e-mail or any other method of transmitting legibly recorded messages, of shareholders or directors or a committee of directors is as valid as if it had been passed at a duly called and held meeting of the shareholders, directors or committee, as the case may be. The consent resolution may be executed in any number of counterparts, each of which when executed and delivered (by fax, e-mail or otherwise) is deemed to be an original, and all of which together constitute one consent resolution in writing.

PART 3 — SHARE CERTIFICATES

        3.1    Mailing of Certificates.    Any share certificate may be mailed by registered mail, postage prepaid, to the shareholder entitled to that certificate at that shareholder's registered address and the Company is not liable for any loss occasioned to the shareholder if that share certificate is lost or stolen. In respect of a share held jointly by several persons, mailing of a certificate for that share to one of several joint holders or to a duly authorized agent of any of the joint holders is sufficient delivery to all.

        3.2    Replacement of Lost or Destroyed Certificate.    If a share certificate:

  (a)
  is worn out or defaced, the directors may, upon production to them of that certificate and upon such other terms, if any, that they determine, order the certificate to be cancelled and issue a new certificate to replace the cancelled certificate;

  (b)
  is lost, stolen or destroyed, then upon production of proof to the satisfaction of the directors and upon provision of such indemnity and security, if any, that the directors deem adequate, a new share certificate must be issued to the person entitled to the lost, stolen or destroyed certificate.

        3.3    Consolidation of Certificates.    If two or more certificates are surrendered by their registered owner to the Company together with a written request that the Company issue one certificate registered in that registered owner's name representing the aggregate of the shares represented by the certificates so surrendered, the Company must cancel the certificates so surrendered and issue in their place one certificate in accordance with the request.

        3.4    Fee for Certificates.    There must be paid to the Company in respect of the issue of any certificate pursuant to this Part 3 such amount, if any, as the directors may from time to time determine and which must not exceed the amount prescribed in the Business Corporations Act.

        3.5    Non-Recognition of Trusts.    Except as required by law or statute or these Articles, no person is recognized by the Company as holding any share upon any trust and the Company is not bound by or compelled in any way to recognize (even when having notice of any trust) any equitable, contingent, future or partial interest in any share or any interest in any fractional part of a share or (except as ordered by a court of competent jurisdiction) any other rights in respect of any share except an absolute right to the entirety in the shareholder.

        3.6    Central Securities Register.    As required by and subject to the Business Corporations Act, the Company must maintain in British Columbia a central securities register. The directors may, subject to the Business Corporations Act, appoint an agent to maintain the central securities register. The directors may also appoint one or more agents, including the agent which keeps the central securities register, as transfer agent for its shares or any class or series of its shares, as the case may be, and the same or another agent as registrar for its shares or such class or series of its shares, as the case may be. The directors may terminate such appointment of any agent at any time and may appoint another agent in its place.

PART 4 — ISSUE, TRANSFER AND TRANSMISSION OF SHARES

        4.1    Directors Authorized to Issue Shares.    Subject to any direction to the contrary contained in a resolution passed at a general meeting authorizing any increase of capital, the issue of shares is under the control of the directors who may issue, otherwise dispose of or grant options on shares authorized but not yet issued at any time, to any person including a director, in the manner, upon the terms and conditions and at the price or for the consideration as the directors, in their absolute discretion, may determine.

        4.2    Transferability and Instrument of Transfer.    Subject to the restrictions, if any, set forth in these Articles, any shareholder may transfer that shareholder's shares by an instrument in writing executed by or on behalf of that shareholder and delivered to the Company or its transfer agent. The instrument of transfer of any share of the Company must be in the form, if any, provided on the back of the Company's form of share certificate or in any other form which the directors may approve. If the directors so require, each instrument of transfer must be in respect of only one class of shares.

        4.3    Submission of Instruments of Transfer.    Every instrument of transfer must be executed by the transferor and provided to the Company or the office of its transfer agent or registrar for registration together with the share certificate for the shares to be transferred and such other evidence, if any, as the directors or the transfer agent or registrar may require to prove the title of the transferor or the transferor's right to transfer the shares. If the transfer is registered, the instrument of transfer must be retained by the Company or its transfer agent or registrar. If the transfer is not registered, the instrument of transfer must be returned to the person depositing it together with the share certificate that accompanied it when tendered for registration.

        4.4    Authority in Instrument of Transfer.    The signature of a shareholder or of that shareholder's duly authorized attorney on the instrument of transfer authorizes the Company to register the shares specified in the instrument of transfer in the name of the person named in that instrument of transfer as transferee or, if no person is so named, in any name designated in writing by the person depositing the share certificate and the instrument of transfer with the Company or its transfer agent or registrar.

        4.5    Enquiry as to Title Not Required.    Neither the Company nor any of its directors, officers or agents is bound to enquire into any title of the transferor of any shares to be transferred and none of them is liable to any person for registering the transfer.

        4.6    Transfer Fee.    There must be paid to the Company in respect of the registration of any transfer such amount, if any, as the directors may from time to time prescribe.

        4.7    Personal Representative Recognized.    Upon the death or bankruptcy of a shareholder, that shareholder's legal personal representative or trustee in bankruptcy, although not a shareholder, has the same rights, privileges and obligations that attach to the shares formerly held by the deceased or bankrupt shareholder if the documents required by the Business Corporations Act have been deposited at the Company's registered office. This Article does not apply on the death of a shareholder with respect to shares registered in that shareholder's name and the name of another person in joint tenancy.

        4.8    Jointly Held Shares.    If there are joint shareholders in respect of a share and in the case of the bankruptcy of one of the joint shareholders, the trustee in bankruptcy of the bankrupt shareholder and the surviving joint shareholder or shareholders are the only persons recognized by the Company as having any title to or interest in the share so held jointly.

PART 5 — PURCHASE OF SHARES

        5.1    Company Authorized to Purchase its Shares.    Subject to the provisions of this Part 5, the Business Corporations Act and the special rights and restrictions attached to any class of shares, the Company may, by a resolution of the directors:

  (a)
  purchase any of its shares at the price and upon the terms specified in that resolution; and

  (b)
  sell any of its shares so purchased but not cancelled at the price and upon the terms specified in that resolution.

        5.2    Offer to Purchase Shares.    Subject to section 5.3, before the Company purchases any of its shares, it must make an offer, to every shareholder who holds shares of the class or series of shares to be purchased, to purchase rateably from those shareholders the number of shares of that class or series of shares that the Company wishes to purchase unless:

  (a)
  the purchase is made through a securities exchange or a quotation and trade reporting system;

  (b)
  the shares are being purchased:

  (i)
  from an employee or former employee of the Company or of an affiliate of the Company; or

  (ii)
  in the case of shares beneficially owned by an employee or former employee of the Company or of an affiliate of the Company, from the registered owner of the shares;

  (c)
  in respect of a specific share purchase, the Company is, for that purchase, relieved of its obligation to make an offer to purchase rateably from those shareholders holding shares of the class or series of shares from which the shares are to be purchased by a special separate resolution of those shareholders;

  (d)
  the purchase is one made pursuant to an order of the court upon application by a shareholder;

  (e)
  the purchase is of all of the notice shares of a dissenter;

  (f)
  the purchase is one made pursuant to an arrangement proposed by the Company with shareholders, creditors or other persons; or

  (g)
  the purchase is of fractional shares.

        5.3    Shareholder may Waive.    A shareholder may, in writing, waive the right to receive an offer to purchase a shareholder's shares under this Part 5 and that waiver is effective whether given before or after the purchase by the Company of any of its shares.

PART 6 — BORROWING POWERS

        6.1    Powers of Directors.    Subject to the Business Corporations Act, the directors may from time to time at their discretion authorize the Company to:

  (a)
  borrow any amount of money;

  (b)
  guarantee the repayment of any amount of money borrowed by any person or corporation; and

  (c)
  guarantee the performance of any obligation of any person or corporation;

        and may raise or secure the repayment of any amount of money so borrowed or guaranteed or any obligation so guaranteed in any manner and upon any terms and conditions as they may think fit and in particular and without limiting the generality of the foregoing by the issue of bonds, debentures or other debt obligations or by the granting of any mortgages or other security interest on the undertaking of the whole or any part of the property of the Company, both present and future.

        6.2    Negotiability of Debt Obligations.    The directors may make any bonds, debentures or other debt obligations issued by the Company by their terms assignable free from any equities between the Company and the person to whom they may be issued or any other person who lawfully acquires them by assignment, purchase or otherwise.

        6.3    Special Rights on Debt Obligations.    The directors may authorize the issue of any bonds, debentures or other debt obligations of the Company at a discount, premium or otherwise and with special or other rights or privileges as to redemption, surrender, drawings, allotment of or conversion into or exchange for shares, attending at general meetings of the Company and otherwise as the directors may determine at or before the time of issue.

        6.4    Execution of Debt Obligations.    If the directors so authorize or if any instrument under which any bonds, debentures or other debt obligations of the Company are issued so provides any bonds, debentures and other debt obligations of the Company, instead of being manually signed by the directors or officers authorized in that behalf, may have the facsimile signatures of those directors or officers printed or otherwise mechanically reproduced thereon and in either case is as valid as if signed manually and every bond, debenture or other debt obligation so bearing facsimile signatures of directors or officers of the Company must be manually signed, countersigned or certified by or on behalf of a registrar, branch registrar, transfer agent or branch transfer agent of the Company duly authorized to do so by the directors or the instrument under which such bonds, debentures or other debt obligations are issued. Notwithstanding that any person whose facsimile signature is so used has ceased to hold the office that he or she is stated on any bond, debenture or other debt obligation to hold at the date of the actual issue of that bond, debenture or other debt obligation, the bond, debenture or other debt obligation is valid and binding on the Company.

PART 7 — GENERAL MEETINGS

        7.1    Location of General Meetings.    Every general meeting must be held at such time and location as the directors may determine.

        7.2    General Meeting Participation.    A shareholder or proxy holder who is entitled to participate in, including vote at, a meeting of shareholders may do so by video conference or telephone if all shareholders and proxy holders participating in the meeting, whether by video conference, telephone or in person, are able to communicate with each other. If all shareholders or proxy holders who are entitled to participate in, including vote at, a meeting consent, a shareholder or proxy holder may participate in the meeting by a communications medium other than video conference or telephone if all shareholders and proxy holders participating in the meeting are able to communicate with each other. A shareholder or proxy holder who participates in a meeting by a communications medium other than video conference or telephone is deemed to have agreed to participate by the other communications medium. A shareholder or proxy holder who participates in a meeting by video conference, telephone or other communications medium is deemed for all purposes of the Business Corporations Act and these Articles to be present at the meeting and must be counted in the quorum for and is entitled to communicate and vote at that meeting, and the meeting is deemed to be held at the location specified in the notice of meeting.

        7.3    Notice of General Meetings.    Notice of a general meeting must specify the time and location of the meeting and, in case of special business (as described in Part 8), the general nature of that business.

        7.4    Waiver of Notice.    Any person entitled to notice of a general meeting may waive or reduce the period of notice for that meeting in writing or otherwise and may do so before, during or after the meeting.

        7.5    Record Date for Notice.    The directors may set a date as the record date for the purpose of determining shareholders entitled to vote at any meeting of shareholders. The record date must not precede the date on which the meeting is to be held by more than two months or, in the case of a general meeting requisitioned by shareholders under the Business Corporations Act, by more than four months.

        7.6    Failure to Give Notice.    The accidental omission to send notice of any meeting to, or the non-receipt of any notice by, any of the persons entitled to notice does not invalidate any proceedings at that meeting.

        7.7    Notice of Special Business at General Meeting.    If any special business includes the presenting, considering, approving, ratifying or authorizing the execution of any document, then the portion of any notice relating to that document is sufficient if it states that a copy of the document or proposed document is or will be available for inspection by shareholders at a place in the Province of British Columbia specified in that notice during business hours in any working day or days prior to the date of the meeting.

PART 8 — PROCEEDINGS AT GENERAL MEETINGS

        8.1    Special Business.    All business at a general meeting is deemed to be special business except the consideration of the financial statements and the reports of the directors and auditors, the election of directors, appointment of auditors, authorization of the directors to set the remuneration of the auditors and such other business as under these Articles ought to be transacted at an annual general meeting or any business which is brought under consideration by the report of the directors.

        8.2    Quorum.    Subject to this Part 8, and subject to the special rights and restrictions attached to the shares of any class or series of shares, the quorum for the transaction of business at a meeting of shareholders is one or more persons who are, or who represents by proxy, one or more shareholders who, in the aggregate, hold at least 25% of the issued shares entitled to be voted at the meeting.

        8.3    Requirement of Quorum.    No business other than the election of a chair and the adjournment or termination of the meeting may be transacted at any general meeting unless a quorum is present at the commencement of the meeting but the quorum need not be present throughout the meeting.

        8.4    Lack of Quorum.    If within 30 minutes from the time appointed for a meeting a quorum is not present, the meeting:

  (a)
  if convened by requisition of the shareholders, must be terminated; and

  (b)
  in any other case, must stand adjourned to the same day in the next week at the same time and place.

        If at the adjourned meeting a quorum is not present within 30 minutes from the time appointed, the shareholder or shareholders present in person, by proxy or by authorized representative is or are a quorum.

        8.5    Chair.    The chair of the Board, if any, or in his or her absence the President, if any, or in his or her absence the Chief Executive Officer, if any, is entitled to act as chair at every general meeting. If at any general meeting the chair of the Board, if any, and the President, if any, and the Chief Executive Officer, if any, are not present within 15 minutes after the time appointed for holding the meeting or if neither is willing to act as chair, the directors present must choose one of their number to act as chair. If no director is present or if all the directors present decline to act as chair or fail to so choose, the persons present must choose one of their number to act as chair.

        8.6    Adjournments.    The chair of the meeting may, with the consent of any meeting at which a quorum is present and must, if so directed by the meeting, adjourn the meeting from time to time and from place to place. No business may be transacted at any adjourned meeting other than the business left unfinished at the meeting from which the adjournment took place. If a meeting is adjourned for 30 days or more, notice of the adjourned meeting must be given as in the case of a general meeting. It is otherwise not necessary to give any notice of an adjourned meeting or of the business to be transacted at any adjourned meeting.

        8.7    Voting.    Every question submitted to a general meeting must be decided:

  (a)
  if a ballot is demanded by a shareholder or proxy holder entitled to vote at the meeting or is directed by the chair or is required by applicable laws or stock exchange requirements, by ballot; or

  (b)
  in any other case, by a show of hands or by any other manner that adequately discloses the intentions of the shareholders or proxy holders.

        The chair must declare to the meeting the decision on every question in accordance with the result of the ballot, the show of hands or the other manner that adequately disclosed the intentions of the shareholders or proxy holders and that decision must be entered in the minute book of the Company. A declaration of the chair that a resolution has been carried or carried unanimously or by a particular majority or lost or not carried by a particular majority and an entry to that effect in the minute book of the Company is conclusive evidence of the fact without proof of the number or proportion of the votes recorded in favour of or against that resolution.

        8.8    Resolution Need Not Be Seconded.    No resolution proposed at a meeting need be seconded and the chair of any meeting is entitled to move or second a resolution.

        8.9    Casting Vote.    In case of an equality of votes upon a resolution, whether on a show of hands or by ballot or any other manner, the chair does have a casting vote in addition to the vote or votes to which he or she may be entitled as a shareholder.

        8.10    Manner of Taking Ballot.    If a ballot is duly demanded it must be taken at once or in the manner the chair of the meeting directs. A demand for a ballot may be withdrawn. In the case of any dispute as to the admission or rejection of a vote the chair must conclusively determine whether that vote is admitted or rejected.

        8.11    Splitting Votes.    On a ballot, a shareholder entitled to more than one vote need not, if that shareholder votes, use all that shareholder's votes or cast all the votes that shareholder uses in the same way.

        8.12    Demand for Ballot Not to Prevent Continuance of Meeting.    The demand for a ballot does not prevent the continuance of a meeting for the transaction of any business other than the question on which a ballot has been demanded.

        8.13    Retention of Ballots and Proxies.    The Company must, for at least three months after a meeting of shareholders, keep each ballot cast and each proxy voted at the meeting and, during the period, make them available for inspection during statutory business hours by any shareholder or proxy holder entitled to vote at the meeting. At the end of the three-month period, the Company may destroy such ballots and proxies.

PART 9 — VOTES OF SHAREHOLDERS

        9.1    Number of Votes Per Share or Shareholder.    Subject to any special rights or restrictions attached to any share contained in these Articles, on a show of hands every shareholder entitled to vote present in person, by proxy or by authorized representative has one vote and on a ballot every shareholder entitled to vote on that ballot has one vote for every whole share held by that shareholder and a fractional vote in proportion to any fraction of a share held by that shareholder.

        9.2    Votes of Persons in Representative Capacity.    A person who is not a shareholder may vote at a meeting of shareholders, whether on a show of hands or on a ballot, and may appoint a proxy holder to act at the meeting if, before doing so, the person satisfies the chair of the meeting or the directors that the person is a legal personal representative or a trustee in bankruptcy for a shareholder who is entitled to vote at the meeting.

        9.3    Votes by Joint Holders.    If there are joint shareholders registered in respect of any share, any one of the joint shareholders may vote at any meeting in person, by proxy or by authorized representative in respect of the share as if that joint shareholder were solely entitled to it. If more than one of the joint shareholders is present at any meeting in person, by proxy or by authorized representative, the joint shareholder so present whose name stands first on the central securities register in respect of the share is alone entitled to vote in respect of that share. For the purpose of this Part 9, two or more executors or administrators of a deceased shareholder in whose sole name any share stands are deemed joint shareholders.

        9.4    Representative of a Corporate Shareholder.    If a corporation, that is not a subsidiary of the Company, is a shareholder, that corporation may appoint, by an instrument in writing, a person to act as its authorized representative at any meeting of shareholders of the Company, and:

  (a)
  for that purpose, the instrument appointing the authorized representative must:

  (i)
  be received at the registered office of the Company or at any other place specified in the notice calling the meeting for the receipt of proxies at least the number of business days specified in the notice for the receipt of proxies, or if no number of days is specified, not less than 48 hours before the time for holding the meeting; or

    (ii)
    be deposited with the chair of the meeting, or to a person designated by the chair of the meeting, prior to the commencement of the meeting;

  (b)
  if an authorized representative is appointed under this Part 9:

  (i)
  the authorized representative is entitled to exercise in respect of and at that meeting the same rights on behalf of the corporation that the authorized representative represents as that corporation could exercise if it were a shareholder who is an individual including, without limitation, the right to appoint a proxy holder; and

  (ii)
  the authorized representative, if present at the meeting, is to be counted for the purpose of forming a quorum and is deemed to be a shareholder present in person at the meeting.

        An instrument appointing an authorized representative of a corporation must be in writing signed by a duly authorized person on behalf of that corporation and must be sent to the Company.

        9.5    Appointment of Proxy Holders.    A shareholder holding one or more shares in respect of which that shareholder is entitled to vote at a general meeting is entitled to appoint one or more proxy holders to attend, act and vote for that shareholder at the general meeting and in so doing that shareholder must specify the number of shares that each proxy holder is entitled to vote.

        9.6    Execution of Proxy Instrument.    A proxy must cast by telephone, on the internet or in writing signed by the appointor or the appointor's attorney or, if the appointor is a corporation, by the authorized representative or a duly authorized person on behalf of that corporation.

        9.7    Qualification of Proxy Holder.    A person who is not a shareholder may be appointed as a proxy holder. OR A person must not be appointed as a proxy holder unless the person is a shareholder, although a person who is not a shareholder may be appointed as a proxy holder if:

  (a)
  the person appointing the proxy holder is a corporation or an authorized representative of a corporation appointed under this Part 9;

  (b)
  the Company has at the time of the meeting for which the proxy holder is to be appointed only one shareholder entitled to vote at the meeting; or

  (c)
  the Company, by a resolution of the directors, permits the proxy holder to attend and vote at the meeting.

        9.8    Deposit of Proxy.    A proxy and the power of attorney or other authority, if any, under which it is signed or a notarially certified copy of such power of attorney or other authority must be deposited at the registered office of the Company or at such other place as is specified for that purpose in the notice calling the meeting not less than 48 hours before the time for holding the meeting at which the person named in the proxy proposes to vote or must be deposited with the chair of the meeting, or with a person designated by the chair of the meeting, prior to the commencement of the meeting. In addition to any other method of depositing proxies provided for in these Articles, the directors may from time to time make regulations:

  (a)
  permitting the depositing of proxies at some place or places other than the place at which a meeting or adjourned meeting of shareholders is to be held;

  (b)
  providing for particulars of those proxies to be sent in writing or by fax, e-mail or any other method of transmitting legibly recorded messages before a meeting or an adjourned meeting to the Company or any agent of the Company for the purpose of receiving those particulars; and

  (c)
  providing that particulars of those proxies may be voted as though the proxies themselves were produced to the chair of the meeting or of the adjourned meeting as required by this Article.

        Votes given in accordance with proxies and particulars of proxies so deposited are valid and counted.

        9.9    Validity of Proxy Vote.    A vote given in accordance with the terms of a proxy is valid notwithstanding the previous death, bankruptcy or incapacity of the shareholder or revocation of the proxy or of the authority under which the proxy was executed or the transfer of the share in respect of which the proxy is given, provided that prior to the meeting no notice in writing of such death, bankruptcy, incapacity, revocation or transfer has been received at the registered office of the Company or by the chair of the meeting or of the adjourned meeting at which the vote was given.

        9.10    Form of Proxy.    A proxy appointing a proxy holder must be in the following form or in any other form that the directors approve:

(Name of Company)

The undersigned hereby appoints
                                     or failing him or her

as proxy holder for the undersigned to attend at and vote for and on behalf of the undersigned at the general meeting of the Company to be held on the              day of                                     ,             , and at any adjournment of that meeting.

Signed this              day of                                     ,             .

(Signature of Shareholder)

        9.11    Revocation of Proxy.    Subject to this Part, every proxy may be revoked by an instrument in writing that is received at the registered office of the Company, or such other location as is specified for that purpose in the notice of meeting or in the information circular relating thereto, at any time up to and including the two business days before the day set for the holding of the meeting at which the proxy is to be used or deposited with the chair of the meeting, or with a person designated by the chair of the meeting, prior to the commencement of the meeting.

        9.12    Revocation of Proxy Will Be Signed.    An instrument to revoke a proxy must be signed as follows:

  (a)
  if the shareholder for whom the proxy holder is appointed is an individual, the instrument must be signed by the shareholder or his or her legal personal representative or trustee in bankruptcy;

  (b)
  if the shareholder for whom the proxy holder is appointed is a corporation, the instrument must be signed by a duly authorized person on behalf of the corporation or by the authorized representative appointed for the corporation under this Part 9.

PART 10 — DIRECTORS

        10.1    General Authority.    Subject to these Articles, the directors may exercise all powers and do all acts and things as the Company is by the Business Corporations Act, these Articles or otherwise authorized to exercise and do and which are not by these Articles, by statute or otherwise lawfully directed or required to be exercised or done by the Company by unanimous resolution, exceptional resolution, special resolution or ordinary resolution.

        10.2    Number of Directors.    The number of directors may be determined by ordinary resolution. The number of directors may be changed from time to time by ordinary resolution whether previous notice of that ordinary resolution has been given or not. If at any time the Company becomes a public company and the number of directors fixed pursuant to these Articles is less than three, then the number of directors is deemed to have been increased to three.

        10.3    Directors' Acts Valid Despite Vacancy.    An act or proceeding of the directors is not invalid merely because fewer than the number of directors set or otherwise required under these Articles is in office.

        10.4    Qualification of Directors.    A director is not required to hold a share in the capital of the Company as qualification for his or her office but must be qualified as required by the Business Corporations Act to become, act or continue to act as a director.

        10.5    Remuneration and Expenses of Directors.    The remuneration of the directors as such may from time to time be determined by the directors. Any remuneration of a director is in addition to any salary or other remuneration paid to him or her as an officer or employee of the Company. Every director must be repaid such reasonable expenses as he or she may incur in and about the business of the Company. Other than remuneration for professional services described in this Part 10, if any director performs any services for the Company that in the opinion of the directors are outside the ordinary duties of a director or if he or she is specifically occupied in or about the Company's business other than as a director, he or she may be paid a remuneration to be fixed by the directors. The remuneration so fixed may be either in addition to or in substitution for any other remuneration that he or she may be entitled to receive and the additional remuneration may be charged as part of ordinary working expenses of the Company. Unless otherwise determined by ordinary resolution, the directors may pay a gratuity or pension or allowance on retirement to any director who has held any salaried office or place of profit with the Company, to his or her spouse or dependants and they may also make any contributions to any fund and pay premiums for the purchase or provision of any gratuity, pension or allowance in respect of that director.

        10.6    Right to Office and Contract with Company.    A director may hold any office or place of profit in the Company, other than auditor, in conjunction with his or her office of director for the period and on such terms as the directors may determine. Subject to compliance with the Business Corporations Act, no director or intended director is disqualified by his or her office from contracting with the Company with regard to his or her tenure of office or place of profit or as vendor, purchaser or otherwise.

        10.7    Director Acting in Professional Capacity.    Any director may act by him or herself or his or her firm in a professional capacity for the Company and he or she or his or her firm is entitled to remuneration for professional services as if he or she were not a director.

        10.8    Alternate Directors.    Any director may from time to time appoint any person who is approved by resolution of the directors to be his or her alternate director provided that approval is not required if a director is appointed alternate director for another director. The appointee, while he or she holds office as an alternate director, is entitled to notice of meetings of the directors and, in the absence of the director for whom he or she is an alternate, to attend and vote at meetings as a director and is not entitled to be remunerated otherwise than out of the remuneration of the director appointing him or her. Any director may make or revoke an appointment of his or her alternate director by notice in writing sent to the Company. A person may act as an alternate for more than one director at any given time and a director may act as an alternate director for any other director. No person may act as an alternate director unless that person qualifies under the Business Corporations Act to act as a director of the Company. Every alternate director, if authorized by the notice appointing him or her, may sign any consent resolution in place of the director appointing him or her.

PART 11 — ELECTION, APPOINTMENT AND REMOVAL OF DIRECTORS

        11.1    Election and Appointment.    The shareholders may elect or appoint directors at any time and from time to time.

        11.2    Elections and Appointments at Annual General Meetings.    At each annual general meeting all the directors retire and the shareholders must elect or appoint a Board of Directors consisting of the number of directors for the time being fixed pursuant to Part 10. Any retiring director is eligible for re-election or re-appointment. If the holding of an annual general meeting of the Company is deferred or waived by a unanimous resolution of all shareholders entitled to vote at the annual general meeting, each director in office on the annual reference date selected in the unanimous resolution continues to be a director until the next annual reference date unless that director retires or is removed prior to the next annual reference date.

        11.3    Filling a Casual Vacancy.    The directors may at any time and from time to time appoint any person as a director to fill a casual vacancy among the directors or a vacancy resulting from an increase of the number of directors.

        11.4    Power to Appoint Additional Directors.    Between successive annual general meetings, the directors have the power to appoint one or more additional directors but not more than one-third the number of directors elected or appointed at the last annual general meeting at which directors were elected or appointed. Any director so appointed may hold office only until the next following annual general meeting of the Company but is eligible for election at such meeting and, so long as he or she is an additional director, the number of directors is increased accordingly.

        11.5    Removal of Directors.    If a director is convicted of an indictable offence or ceases to be qualified to act as a director of the company and does not promptly resign, the Company may remove the director before the expiration of the director's term of office by a resolution of the directors. The Company may otherwise remove a director before the expiration of the director's term of office by a special resolution of the shareholders.

        11.6    Nomination of Directors.

  (a)
  In this Article 11.6:

  (i)
  "Applicable Securities Laws" means the Securities Act and the applicable securities legislation of each province and territory of Canada, as amended, of which the Company is a reporting issuer or equivalent, from time to time, along with the rules, regulations and forms made or promulgated under any such statute and the published national instruments, multilateral instruments, policies, bulletins and notices of the related securities commission and similar regulatory authority of the applicable provinces and territories of Canada;

  (ii)
  "Company Email Address" means the business email address of the Company as specified on the Company's profile on SEDAR;

  (iii)
  "Company Fax Number" means the fax number of the Company as specified on the Company's profile on SEDAR;

  (iv)
  "Head Office" means the head office address of the Company as specified on the Company's profile on SEDAR;

  (v)
  "Meeting of Shareholders" means such annual shareholders meeting or special shareholders meeting at which one or more persons are nominated for election to the Board of Directors by a Nominating Shareholder;

  (vi)
  "Nominating Shareholder" has the meaning set out in Article 11.6(b)(iii);

  (vii)
  "Notice Date" has the meaning set out in Article 11.6(d)(i);

  (viii)
  "Public Announcement" shall mean disclosure in a press release reported by a national news service in Canada, or in a document publicly filed by the Company on SEDAR;

  (ix)
  "Securities Act" means the British Columbia Securities Act or any successor thereto;

  (x)
  "SEDAR" means the System for Electronic Document Analysis and Retrieval at www.sedar.com or any successor filing service for the dissemination of public company disclosure documents in Canada;

  (xi)
  "Shareholder Notice" has the meaning set out in Article 11.6(c);

  (b)
  Subject only to the Business Corporations Act, only persons who are nominated in accordance with this Article 11.6 shall be eligible for election as directors of the Company. Nominations of persons for election to the Board of Directors may be made for any Meeting of Shareholders:

  (i)
  by or at the direction of the Board of Directors of the Company, including pursuant to a notice of meeting;

  (ii)
  by or at the direction or request of one or more shareholders pursuant to a proposal made in accordance with the provisions of the Business Corporations Act, or a requisition of the shareholders made in accordance with the provisions of the Business Corporations Act; or

    (iii)
    by any person (a "Nominating Shareholder"): (A) who, on the record date for notice of such meeting, is entered in the securities register as a holder of one or more shares carrying the right to vote at such meeting or who beneficially owns shares that are entitled to be voted at such meeting; and (B) who complies with the notice procedures set forth below in this Article 11.6.

  (c)
  In addition to any other applicable requirements, a Nominating Shareholder must give the following in order to nominate persons for election as directors timely notice of the nomination in proper written form to the chief financial officer of the Company at the Head Office in accordance with this Article 11.6 ("Shareholder Notice").

  (d)
  To be timely, the Shareholder Notice must be given:

  (i)
  in the case of an annual meeting (which may also be an annual and special meeting of shareholders), not less than 30 and not more than 65 days prior to the date of the annual meeting; provided, however, that in the event that the annual meeting is to be held on a date that is less than 50 days after the date (the "Notice Date") on which the first Public Announcement of the date of the annual meeting was made, the Shareholder Notice may be given not later than the 5:00 p.m. in the time zone of the Head Office on the tenth (10th) day following the Notice Date; and

  (ii)
  in the case of a special meeting (which is not also an annual meeting of shareholders) called for the purpose of electing directors (whether or not called for other purposes), not later than the 5:00 p.m. in the time zone of the Head Office on the fifteenth (15th) day following the first Public Announcement of the date of the special meeting.

  (e)
  To be in proper written form, the Shareholder Notice must set forth:

  (i)
  as to each person whom the Nominating Shareholder proposes to nominate for election as a director: (B) the name, age, business address and residential address of the person; (C) the principal occupation or employment of the person; (D) the class or series and number of shares in the capital of the Company which are controlled or which are owned beneficially or of record by the person as of the record date of notice for the Meeting of Shareholders (if such date shall then have been made publicly available and shall have occurred) and as of the date of such notice; (E) a statement as to whether such person would be "independent" of the Company (within the meaning of section 1.4 and 1.5 of National Instrument 52-110 — Audit Committees of the Canadian Securities Administrators, as such provisions may be amended from time to time) if elected as a director at such meeting and the reasons and basis for such determination; and (F) any other information relating to the person that would be required to be disclosed in a dissident's proxy circular in connection with solicitations of proxies for election of directors pursuant to the Business Corporations Act and Applicable Securities Laws; and

  (ii)
  as to the Nominating Shareholder giving the Shareholder Notice, (A) any information relating to such Nominating Shareholder that would be required to be made in a dissident's proxy circular in connection with solicitations of proxies for election of directors pursuant to the Business Corporations Act and Applicable Securities Laws; and (B) the class or series and number of shares in the capital of the Company which are controlled or which are owned beneficially or of record by the Nominating Shareholder as of the record date of notice for the Meeting of Shareholders (if such date shall than have been made publicly available and shall have occurred) and as of the date of such notice.

  (f)
  No person shall be eligible for election as a director of the Company unless nominated in accordance with the provisions of this Article 11.6; provided, however, that nothing in this Article 11.6 shall be deemed to preclude discussion by a shareholder (as distinct from the nomination of directors) at a meeting of shareholders of any matter in respect of which it would have been entitled to submit a proposal pursuant to the provisions of the Business Corporations Act.

  (g)
  The chair of the meeting shall have the power and duty to determine whether a nomination was made in accordance with the procedures set forth in the foregoing provisions and, if any proposed nomination is not in compliance with such foregoing provisions, to declare that such defective nomination be disregarded.

  (h)
  Notwithstanding any other provision of these Articles, notice or any delivery given to the chief financial officer of the Company pursuant to this Article 11.6 may only be given by mail, personal delivery, facsimile transmission or email and shall be deemed to have been given and made only at the time it is sent by mail to the Head Office, served by personal delivery to the Head Office, sent by email to the Company Email Address or sent by facsimile transmission to the Company Fax Number (provided that receipt of confirmation of such transmission has been received); provided that if such delivery or electronic communication is made on a day which is a not a business day or later than 5:00 p.m. in the time zone of the Head Office on a day which is a business day, then such delivery or electronic communication shall be deemed to have been made on the subsequent day that is a business day.

  (i)
  This Article 11.6 only applies to the Company if and for so long as it is a public company.

  (j)
  Notwithstanding the foregoing, the Board of Directors may, in their sole discretion, waive any requirement in this Article 11.6 by resolution of the Board of Directors. In no event shall any adjournment or postponement of a Meeting of Shareholders or the announcement thereof commence a new time period for the giving of the Shareholder Notice.

PART 12 — PROCEEDINGS OF DIRECTORS

        12.1    Meetings and Quorum.    The directors may hold meetings as they think fit for the dispatch of business and may adjourn and otherwise regulate their meetings and proceedings as they think fit. The directors may from time to time fix the quorum necessary for the transaction of business and unless so fixed the quorum is a majority of the Board.

        12.2    Chair.    The chair of the Board, if any, of the Company is entitled to act as chair of every meeting of the Board but if at any meeting the chair of the Board, if any, is not present within 15 minutes after the time appointed for holding the meeting, or if the chair of the Board is not willing to act as chair, the directors present must choose one of their number to act as chair.

        12.3    Call and Notice of Meetings.    A director may at any time call a meeting of the directors. Notice specifying the time and place of that meeting may be personally given or sent to each director and must be given at least 48 hours before the time appointed for holding the meeting or such lesser time as may be reasonable under the circumstances. It is not necessary to give to any director notice of a meeting of directors immediately following a general meeting at which that director has been elected or notice of a meeting of directors at which that director was appointed.

        12.4    Validity of Meeting Despite Failure to Give Notice.    The accidental omission to give notice of any meeting of directors to, or the non-receipt of any notice by, any director or alternate director does not invalidate any proceedings at that meeting.

        12.5    Meeting Participation.    A director may participate in a meeting of the directors or of any committee of the directors by video conference or telephone if all directors participating in the meeting, whether by video conference or telephone or in person, are able to communicate with each other. If all the directors consent, a director may participate in a meeting of the directors or of any committee of the directors by a communications medium other than video conference or telephone if all directors participating in the meeting are able to communicate with each other. A director who participates in a meeting by a communications medium other than video conference or telephone is deemed to have agreed to participate by the other communications medium. A director who participates in a meeting by video conference, telephone or other communications medium is deemed for all purposes of the Business Corporations Act and these Articles to be present at the meeting and must be counted in the quorum for and is entitled to communicate and vote at that meeting.

        12.6    Competence of Quorum.    The directors at a meeting at which a quorum is present are competent to exercise all or any of the authorities, powers and discretions for the time being vested in or exercisable by the directors.

        12.7    Committees.    The directors may from time to time by resolution constitute, dissolve or reconstitute standing committees and other committees consisting of such persons as the directors may determine. Every committee so constituted has the authorities, powers and discretions that may be delegated to it by the directors and must act in accordance with any regulations that the directors may impose upon it.

        12.8    Validity of Meeting if Directorship Deficient.    All acts done by any director or by any member of a committee constituted by the directors, notwithstanding that it is discovered afterwards that there was some defect in the appointment of any person so acting or that he or she was disqualified, are valid.

        12.9    Majority Rule and Casting Vote.    Questions arising at any meeting of the directors must be decided by a majority of votes. In the case of an equality of votes, the chair does not have a casting vote.

PART 13 — OFFICERS

        13.1    Appointment of Officers.    The directors may appoint officers of the Company and may specify their duties. Any individual may be appointed to any office of the Company. Two or more offices of the Company may be held by the same individual.

PART 14 — DIVIDENDS

        14.1    Declaration of Dividends.    Subject to the Business Corporations Act and the rights, if any, of shareholders holding shares with special rights and restrictions, the directors may declare dividends and fix the date of record and the date for payment of any dividend. No date of record for any dividend may precede the date of payment of that dividend by more than the maximum number of days permitted by the Business Corporations Act. No notice need be given of the declaration of any dividend. If no valid date of record is fixed, the date of record is deemed to be the same date as the date of payment of the dividend.

        14.2    Dividend Bears No Interest.    No dividend may bear interest against the Company.

        14.3    Payment in Specie.    The directors may direct payment of any dividend wholly or partly by the distribution of specific assets or of paid-up shares or bonds, debentures or other debt obligations of the Company or in any one or more of those ways and if any difficulty arises in regard to the distribution the directors may settle the difficulty as they think fit. The directors may fix the value for distribution of specific assets and may vest any of those specific assets in trustees upon such trusts for the persons entitled to those specific assets as the directors think fit.

        14.4    Fractional Interests.    Notwithstanding the provisions of this Part 14, if any dividend results in any shareholder being entitled to a fraction of a share, bond, debenture or other debt obligation of the Company, the directors may pay that shareholder the cash equivalent in place of that fraction of a share, bond, debenture or other debt obligation. The directors may arrange through a fiscal agent or otherwise for the sale, consolidation or other disposition of fractions of shares, bonds, debentures or other debt obligations of the Company on behalf of shareholders entitled to them.

        14.5    Payment of Dividends.    Any dividend payable in cash by the Company may be paid by cheque mailed to the registered address of the shareholder or in the case of joint shareholders to the registered address of the joint shareholder first named in the central securities register or to such person or to such address as any shareholder may direct in writing. Every cheque must be made payable to the order of the person to whom it is sent and in the case of joint shareholders to those joint shareholders.

        14.6    Receipt by Joint Shareholders.    If several persons are joint shareholders of any share, any one of them may give an effective receipt for any dividend, bonus or other money payable in respect of the share.

PART 15 — ACCOUNTING RECORDS AND AUDITORS

        15.1    Accounts to be Kept.    The directors must cause accounting records to be kept as necessary to properly record the financial affairs and condition of the Company and to comply with the provisions of statutes applicable to the Company.

        15.2    Location of Accounts.    The directors must determine the place at which the accounting records of the Company must be kept and those records must be open to the inspection of any director during the statutory business hours of the Company.

        15.3    Remuneration of Auditors.    The directors may set the remuneration of any auditor of the Company.

PART 16 — SENDING OF RECORDS

        16.1    Manner of Sending Records.    Unless the Business Corporations Act requires otherwise, a record may be sent:

  (a)
  to the Company by delivery or mail to the Company at the delivery address or mailing address of its registered office or by fax or e-mail to a fax number or e-mail address specified by the Company for that purpose;

  (b)
  to a director by delivery or mail to the director at the prescribed address of that director or by fax or e-mail to the fax or e-mail address specified for that purpose by the director;

  (c)
  to a shareholder by delivery or mail to the shareholder at the registered address of that shareholder or by fax or e-mail to the fax or e-mail address specified for that purpose by the shareholder; or

  (d)
  to the person entitled to a share as a result of the death, bankruptcy or incapacity of a shareholder by delivery or mail or by fax or e-mail to that person at the address specified for that purpose by the person so entitled and until that address, fax number or e-mail address has been so specified, the record may be sent in any manner in which it might have been sent if the death, bankruptcy or incapacity had not occurred.

        16.2    Sending to Joint Holders.    A record may be sent by the Company to joint shareholders in respect of a share registered in their names by sending the record to the joint shareholder first named in the central securities register in respect of that share.

        16.3    Date Record Deemed Received.    If a record is sent by mail, postage prepaid, that record is deemed to have been received on the day, Saturdays, Sundays and holidays excepted, following the date of mailing. If a record is sent by fax, e-mail or any other manner of transmitting visually recorded messages, that record is deemed to have been received on the day it is sent if received before or during statutory business hours that day and is deemed to have been received on the day, Saturdays and holidays excepted, following the date it is sent if received after statutory business hours or on a Saturday or holiday.

PART 17 — NOTICES

        17.1    Minimum Number of Days.    Notice of a general meeting must be sent to all shareholders holding shares that carry the right to vote at general meetings, except to shareholders who have otherwise indicated in the client response form completed and submitted by such shareholder pursuant to National Instrument 54-101 — Communication with Beneficial Owner of Securities of a Reporting Issuer, at least 21 days before the general meeting. Notice of a class or series meeting must be sent to all shareholders holding shares of that class or series at least 14 days before the class or series meeting.

        17.2    Persons to Receive Notice.    Notice of every general meeting must be sent to:

  (a)
  every shareholder holding a share or shares carrying the right to vote at that meeting on the record date or, if no record date was established by the directors, on the date the notice is sent;

  (b)
  the personal representative of a deceased shareholder if entitled to notice by the Business Corporations Act;

  (c)
  the trustee in bankruptcy of a bankrupt shareholder if entitled to notice by the Business Corporations Act;

  (d)
  every director; and

  (e)
  the auditor, if any.

        No other person is entitled to receive notices of general meetings.

PART 18 — EXECUTION OF DOCUMENTS

        18.1    Seal Optional.    The directors may provide a common seal for the Company and may provide for its use. The directors have power to destroy the common seal and may provide a new common seal.

        18.2    Official Seal.    The directors may provide for use in any other province, state, territory or country an official seal that must have on its face the name of the province, state, territory or country where it is to be used.

        18.3    Affixing of Seal to Documents.    The directors must provide for the safe custody of each of the Company's seals, if any, which shall not be affixed to any instrument except by the authority of a resolution of the directors and by such person or persons as may be prescribed in and by that resolution and the person or persons so prescribed must sign every instrument to which the seal of the Company is affixed in his, her or their presence, provided that a resolution directing the general use of a seal, if any, may at any time be passed by the directors and applies to the use of that seal until countermanded by another resolution of the directors. In the absence of any resolution so authorizing the use of any seal, any seal of the Company may be affixed to any document that requires the seal of the Company in the presence of all the directors.

PART 19 — INDEMNIFICATION

        19.1    Definitions.    In this Part 19:

  (a)
  "associated corporation" means a corporation or entity that

  (i)
  is or was an affiliate of the Company;

  (ii)
  is a corporation, other than the Company, for which the eligible party is or was a director, alternate director or officer, at the request of the Company, or

  (iii)
  is a partnership, trust, joint venture or other unincorporated entity for which the eligible party holds or held a position equivalent to that of a director or officer at the request of the Company;

  (b)
  "eligible party" means a person who is or was a director, alternate director or officer of the Company;

  (c)
  "eligible penalty" means a judgment, penalty or fine awarded or imposed in, or an amount paid in settlement of, an eligible proceeding;

  (d)
  "eligible proceeding" means a proceeding in which an eligible party or any of the heirs and legal personal representatives of the eligible party, by reason of the eligible party being or having been a director, alternate director or officer or holding or having held a position equivalent to that of a director, alternate director or officer of the Company or an associated corporation

  (i)
  is or may be joined as a party, or

  (ii)
  is or may be liable for or in respect of a judgment, penalty or fine in, or expenses related to, the proceeding;

  (e)
  "expenses" includes costs, charges and expenses, including legal and other fees, but does not include judgments, penalties, fines or amounts paid in settlement of a proceeding;

  (f)
  "proceeding" includes any legal proceeding or investigative action, whether current, threatened, pending or completed.

        19.2    Mandatory Indemnification of Eligible Parties.    To the extent the Company is not so prohibited by the Business Corporations Act, the Company must indemnify each eligible party and the heirs and legal personal representatives of each eligible party against all eligible penalties to which each eligible party is or may be liable, and the Company must, after the final disposition of an eligible proceeding pay the expenses actually and reasonably incurred by each eligible party in respect of that proceeding. Each eligible party is deemed to have contracted with the Company on the terms of the indemnity contained in this Part 19.

        19.3    Non-Compliance with Business Corporations Act.    The failure of each eligible party to comply with the Business Corporations Act or these Articles does not invalidate any indemnity to which he or she is entitled under this Part.

        19.4    Advance Expenses.    Unless prohibited by applicable law or court order, the Company must pay, as they are incurred, in advance of the final disposition of an eligible proceeding, the expenses actually and reasonably incurred by an eligible party in respect of the eligible proceeding provided that the Company shall not make such payments unless the Company first receives from the eligible party a written undertaking that, if it is ultimately determined that the payment of expenses is prohibited by applicable law, the eligible party must repay the amounts advanced.

        19.5    Indemnity Restricted.    Despite any other provision of this Part 19, the Company is not obliged to make any payment that is prohibited by the Business Corporations Act or by court order in force at the date the payment is made.

        19.6    Company May Purchase Insurance.    The Company may purchase and maintain insurance for the benefit of any person (or his or her heirs or legal personal representatives) who:

  (a)
  is or was serving as a director, alternate director or officer of the Company;

  (b)
  is or was serving as a director, alternate director or officer of any associated corporation; or

  (c)
  at the request of the Company, holds or held a position equivalent to that of a director or officer of a partnership, trust, joint venture or other unincorporated entity against any liability incurred by him or her in such equivalent position.

PART 20 — RESTRICTION ON SECURITY TRANSFERS

        20.1    Application.    This Part does not apply to the Company if and for so long as it is a public company or a pre-existing reporting company which has the Statutory Reporting Company Provisions as part of its Articles or to which the Statutory Reporting Company Provisions apply.

        20.2    Directors May Decline to Approve Transfer.    No security of the company, other than a non-convertible debt security, may be sold, transferred or otherwise disposed of without the approval of the directors. Notwithstanding anything contained in these Articles, the directors may in their absolute discretion decline to approve any sale, transfer or other disposition of a security of the company (other than non-convertible debt security) or to approve the registration of the transfer of such a security of the company in the central securities register or other registers of the Company and the directors are not required to disclose their reasons for declining approval.

PART 21 — AUTHORIZED SHARE STRUCTURE

        21.1    Described in Notice of Articles.    The authorized share structure of the Company consists of shares of the class or classes and series, if any, described in the Notice of Articles of the Company.

PART 22 — RESTRICTIONS ON BUSINESS OR POWERS

        22.1    Restrictions.    The Company is restricted from carrying on business of a railway, steamship, air transport, canal, telegraph, telephone or irrigation company.

PART 23 — SHARE RIGHTS AND RESTRICTIONS

        23.1    Common Shares.    The Common shares shall confer on the holders thereof and shall be subject to the following special rights and restrictions:

  (a)
  Voting — The holders of the Common shares shall be entitled to receive notice of and to attend any meetings of the members of the Company and, at any meeting of the members of the Company, shall be entitled to one vote in respect of each Common share held.

  (b)
  Dividends — The holders of the Common shares shall, in the absolute discretion of the directors, be entitled to receive and the Company shall pay out of monies of the Company properly applicable to the payment of dividends, those dividends as may be declared from time to time in respect of the Common shares.

  (c)
  Capital Distribution — In the event of the liquidation, dissolution or winding-up of the Company or other distribution of assets of the Company among its shareholders for the purpose of winding-up its affairs (whether voluntary or involuntary) or upon a reduction of capital, the holders of the Common shares shall be entitled to share, on a pro rata basis, in any further distribution of the property or assets of the Company.

Signature of Director
Name of Director:
DATE: •

NOTICE OF ARTICLES

A.    NAME OF COMPANY

        Set out the name of the company as set out in Item A of the Continuation Application.

  Vista Gold Corp.

B.    TRANSLATION OF COMPANY NAME

        Set out every translation of the company name that the company intends to use outside of Canada.

  N/A

C.    DIRECTOR NAME(S) AND ADDRESS(ES)

  Set out the full name, delivery address and mailing address (if different) of every director of the company. The director may select to provide either (a) the delivery address and, if different, the mailing address for the office at which the individual can usually be served with records between 9 a.m. and 4 p.m. on business days or (b) the delivery address and, if different, the mailing address of the individual's residence. The delivery address must not be a post office box.

  Attach an additional sheet if more space is required.

LAST NAME FIRST NAME MIDDLE NAME	DELIVERY ADDRESS INCLUDING PROVINCE/STATE, COUNTRY AND POSTAL/ZIP CODE	MAILING ADDRESS INCLUDING PROVINCE/STATE, COUNTRY AND POSTAL/ZIP CODE

Ogrzlo, C. Thomas	16 - 1375 Southdown Road, Mississauga, Toronto, ON L5J 2Z1 Canada	16 - 1375 Southdown Road, Mississauga, Toronto, ON L5J 2Z1 Canada

Richings, Michael B.	30 Montgomery Ct., Port Ludlow, WA 98365 USA	30 Montgomery Ct., Port Ludlow, WA 98365 USA

Clark, John	83 Strath Avenue, Toronto, ON M8X 1R7 Canada	83 Strath Avenue, Toronto, ON M8X 1R7 Canada

Eppler, W. Durand	165 Gilpin Street, Denver, CO 80218 USA	165 Gilpin Street, Denver, CO 80218 USA

Stevenson, Tracy A.	8263 Pine Springs Cove, Sandy, UT USA 84093	8263 Pine Springs Cove, Sandy, UT USA 84093

Earnest, Frederick H.	Suite #5, 7961 Shaffer Parkway, Littleton, CO USA 80127	Suite #5, 7961 Shaffer Parkway, Littleton, CO USA 80127

Adshead-Bell, Nicole Sheri	Suite 402, 1177 Pacific Blvd., Vancouver, BC Canada V6Z 2R8	Suite 402, 1177 Pacific Blvd., Vancouver, BC Canada V6Z 2R8

D.    REGISTERED OFFICE ADDRESSES

DELIVERY ADDRESS OF THE COMPANY'S REGISTERED OFFICE (INCLUDING BC and POSTAL CODE)

1200 Waterfront Centre, 200 Burrard Street, Vancouver, BC V6C 3LC

MAILING ADDRESS OF THE COMPANY'S REGISTERED OFFICE (INCLUDING BC and POSTAL CODE)

1200 Waterfront Centre, 200 Burrard Street, PO Box 48600, Vancouver, BC V7X 1T2

E.    RECORDS OFFICE ADDRESSES

DELIVERY ADDRESS OF THE COMPANY'S RECORDS OFFICE (INCLUDING BC and POSTAL CODE)

1200 Waterfront Centre, 200 Burrard Street, Vancouver, BC V6C 3LC

MAILING ADDRESS OF THE COMPANY'S RECORDS OFFICE (INCLUDING BC and POSTAL CODE)

1200 Waterfront Centre, 200 Burrard Street, PO Box 48600, Vancouver, BC V7X 1T2

F.     AUTHORIZED SHARE STRUCTURE

Maximum number of shares of this class or series of shares that the company is authorized to issue, or indicate there is no maximum number
Are there special rights or restrictions attached to the shares of this class or series of shares?
Kind of shares of this class or series of shares
MAXIMUM NUMBER OF SHARES AUTHORIZED OR NO MAXIMUM NUMBER
Identifying name of class or series of shares		PAR VALUE OR WITHOUT PAR VALUE	TYPE OF CURRENCY	YES/NO

Common shares				Yes

Rev. 2007/10/3	NOA Page 1
FORM 16 — Leitch Systems Design Inc. — Approved March 14, 2008
Adapted and reprinted with permission of the Province of British Columbia — © 2008

 APPENDIX "E"

COMPARISON OF SHAREHOLDER RIGHTS
UNDER THE BUSINESS CORPORATIONS ACT (BRITISH COLUMBIA) ("BCBCA")
AND THE BUSINESS CORPORATIONS ACT (YUKON) ("YBCA")

        The following is a summary comparison of certain of the current rights of shareholders under the YBCA and the rights that they will have under the BCBCA. The statements in this section are qualified in their entirety by reference to, and are subject to, the detailed provisions of the BCBCA, the YBCA and the Corporation's constating documents including its articles and by-laws, copies of which can be obtained from the Corporation. This comparison is not intended to be, nor should it be construed to be, legal advice.

        This summary is not meant to be exhaustive and reference should be made to the complete text of the YBCA and the BCBCA. It is strongly recommended that each shareholder consult with his or her legal advisors as to the nature and effect of the change in corporate jurisdiction.

Fundamental Corporate Changes

        Generally, under the BCBCA, a company must not alter its notice of articles or articles unless it is authorized to do so: (a) by the type of resolution specified in the BCBCA; (b) if the BCBCA does not specify a type of resolution, then by the type of resolution specified in the company's articles; or (c) if neither the BCBCA nor the articles specify the type of resolution, then by a special resolution. Under the BCBCA and unless otherwise provided in a company's articles, a special resolution usually refers to a majority of at least two-thirds of the votes cast on the resolution and an ordinary resolution refers to a simple majority of the votes cast on the resolution.

        The BCBCA permits a company to effect capital alterations by the type of resolution that is specified in the company's articles or, if not so specified, by special resolution.

        Under the YBCA, the articles of a company may be amended by a special resolution to: (a) change a company's name; (b) add, change or remove any restriction on the business or businesses that the company may carry on; (c) change the maximum number of shares that a company is authorized to issue; (d) create new classes of shares; (e) change the designation of all or any of a company's shares and add, change or remove any rights, privileges, restrictions and conditions, including rights to accrued dividends, in respect of all or any of its shares, whether issued or unissued; (f) change the shares of any class or series, whether issued or unissued, into a different number of shares of the same class or series or into the same or a different number of shares of other classes or series; (g) divide a class of shares, whether issued or unissued, into series and establish the number of shares in each series and the rights, privileges, restrictions and conditions of that series; (h) authorize the directors to divide any class of unissued shares into series and establish the number of shares in each series and the rights, privileges, restrictions and conditions of that series; (i) authorize the directors to change the rights, privileges, restrictions and conditions attached to unissued shares of any series; (j) revoke, diminish or enlarge any authority conferred under items (h) and (i); (k) increase or decrease the number of directors or the minimum or maximum number of directors; (l) add, change or remove restrictions on the transfer of shares; or (m) add, change or remove any other provision permitted by the YBCA to be set out in the articles. A special resolution is also required to approve an amalgamation, continuance into another jurisdiction and an extraordinary sale, lease or exchange of property.

        Under the YBCA, a special resolution refers to a resolution passed by a majority of not less than two-thirds of the votes cast by the shareholders who voted in respect of that resolution and an ordinary resolution refers to a resolution passed by a simple majority of the votes cast by the shareholders who voted in respect of that resolution.

Alteration of Special Rights and Restrictions of Shares

        Under the BCBCA, a company may create, vary or delete special rights and restrictions attaching to any class or series of shares (whether issued or unissued) by the type of shareholders' resolution specified in the company's articles. If no shareholders' resolution is specified, then such changes may only be effected by a special resolution. Authority may also be granted in a company's articles to permit the directors to create or alter the rights and restrictions of any unissued shares of any series.

        Under the YBCA, a company may add, change or remove rights and restrictions of any class or series of shares (whether issued or unissued) only by special resolution (although authority may be granted in a company's articles to permit the directors to change the rights and restrictions of any unissued shares of any series).

Change of Name

        Under the BCBCA, a company is permitted to change its name by the type of resolution that is specified in the company's articles or, if not so specified, by special resolution. Under the YBCA, a company may only effect a name change by special resolution.

Shareholders Meetings

Place of Meetings

        The BCBCA requires that every general meeting of shareholders of a company must be held in British Columbia or may be held at a location outside of British Columbia if: (a) the articles of the company provide for such location; (b) the articles of the company do not restrict the company from approving a location outside British Columbia, and such location is approved by the resolution required by the articles for that purpose or, if the articles do not so specify, by an ordinary resolution; or (c) such location is approved by the Registrar of Companies before the meeting is held.

        The YBCA provides that shareholders' meetings shall be held at the place in the Yukon provided in the by-laws or, in the absence of such provision, at the place in the Yukon that the directors determine. Shareholders meetings may be held at outside the Yukon if all the shareholders entitled to vote at such meeting agree or at one or more places outside the Yukon as specified in the corporation's articles.

Quorum for Shareholders Meetings

        Under the BCBCA, the quorum is the quorum established by the articles or if no quorum is established, it is two shareholders entitled to vote at the meeting whether present in person or represented by proxy.

        Under the YBCA, a quorum for a shareholders meeting is a majority of the shares entitled to vote at the meeting represented in person or by proxy, unless the by-laws of the company provide otherwise.

Shareholder Proposals

        The BCBCA provides that shareholder proposals must be signed by qualified shareholders who, in the aggregate, hold shares that: (a) comprise of at least 1% of the issued shares of the company that carry the right to vote at general meetings; or (b) have a fair market value in excess of $2,000. A qualified shareholder is any registered or beneficial owner of shares carrying the right to vote at general meetings, and who has held such shares for an uninterrupted period of at least two years prior to the date of signing the proposal, but does not include any person who, within two years before the date of the signing of the proposal, failed to present (in person or by proxy) at an annual general meeting an earlier proposal of which that person was a submitter and in response to which the company has complied with certain procedural obligations.

        The YBCA provides that any shareholder who is entitled to vote at an annual meeting may submit to the company notice of any matter that the shareholder proposes to raise at the meeting and discuss such matters at the meeting. A company that solicits proxies is required, subject to certain exceptions set forth in the YBCA, to set forth a shareholder proposal in its management proxy circular and, if so requested by the submitting shareholder, include in the management proxy circular a statement of the submitting shareholder in support of the proposal. A proposal may include nominations for the election of directors if the proposal is signed by one or more holders of shares representing in the aggregate not less than 5% of the shares entitled to be voted at the meeting.

Directors and Officers

Number of Directors; Residency of Directors

        The BCBCA provides that a public company must have a minimum of three directors. The YBCA requires a distributing corporation to have at least three directors, at least two of whom are not officers or employees of the company or its affiliates. Neither the YBCA nor the BCBCA impose any residency requirements on directors.

Term of Directors

        The BCBCA does not expressly limit the length of the term for which a director may be elected but provides that directors shall be elected or appointed in accordance with the BCBCA and the articles of a company. Under the YBCA, directors are elected for terms expiring at the next annual general meeting of shareholders, unless the articles or an unanimous shareholder agreement provide for a longer term (not exceeding three years).

Removal of Directors

        Under the BCBCA, a director may be removed by special resolution or by some other method or resolution as specified in the articles of a company. Under the YBCA, a director may be removed by an ordinary resolution at a special meeting of the shareholders.

Dissent Rights

        Under the BCBCA, shareholders who dissent to certain actions being taken by a company may exercise a right of dissent and require the company to purchase the shares held by such shareholder at the fair value of such shares. The dissent right is applicable in respect of: (a) a resolution to alter the articles to change restrictions on the powers of the company or on the business it is permitted to carry on; (b) a resolution to adopt an amalgamation agreement; (c) a resolution to approve an amalgamation into a foreign jurisdiction; (d) a resolution to approve an arrangement, the terms of which arrangement permit dissent; (e) a resolution to authorize or ratify the sale, lease or other disposition of all or substantially all of the company's undertaking; (f) a resolution to authorize the continuation of the company into a jurisdiction other than British Columbia; (g) any other resolution, if dissent is authorized by the resolution; and (h) any court order that permits dissent.

        Under the YBCA, a holder of shares of any class of a company may exercise dissent rights in certain circumstances, such as if the company resolves to: (a) amend its articles to add, change or remove any provisions restricting or constraining the issue or transfer of shares of that class; (b) amend its articles under to add, change or remove any restrictions on the business or businesses that the company may carry on; (c) amalgamate with another corporation, other than under certain specified sections of the YBCA; (d) be continued under the laws of another jurisdiction; or (e) sell, lease or exchange all or substantially all its property.

Oppression Remedies

        Under the BCBCA, a shareholder of a company has the right to apply to the court on the grounds that: (a) the affairs of the company are being or have been conducted, or that the powers of the directors are being or have been exercised, in a manner oppressive to one or more of the shareholders, including the applicant; or (b) some act of the company has been done or is threatened, or that some resolution of the shareholders or of the shareholders holding shares of a class or series of shares has been passed or is proposed, that is unfairly prejudicial to one or more of the shareholders, including the applicant.

        On such an application, the court may make any order it considers appropriate. For the purposes of the oppression remedy provisions, "shareholder" includes a beneficial owner of a share of a company and any other person whom the court considers to be an appropriate person to make an application for an oppression remedy.

        The YBCA contains rights that are broader in that they are available to a larger class of complainants. Under the YBCA, a director, officer or securityholder (whether the security is legally or beneficially owned) or a former director, officer or securityholder (whether the security is legally or beneficially owned) of a company or any of its affiliates, or any other person who, in the discretion of a court, is a proper person to seek an oppression remedy may apply to the court for an order to rectify the matters complained of where, in respect of a company or any of its affiliates: (a) any act or omission of the company or its affiliates effects a result, (b) the business or affairs of the company or its affiliates are or have been carried on or conducted in a manner; or (c) the powers of the directors of the company or any of its affiliates are or have been exercised in a manner, that is oppressive or unfairly prejudicial to, or that unfairly disregards the interest of, any securityholder, creditor, director or officer.

Shareholder Derivative Actions

        Under the BCBCA, a director or a shareholder of a company may, with leave of the court, prosecute a legal proceeding in the name and on behalf of the company to enforce a right, duty or obligation owed to the company that could be enforced by the company itself, or to obtain damages for any breach of such right, duty or obligation. There is a similar right of a shareholder or director, with leave of the court, and in the name and on behalf of the company, to defend a legal proceeding brought against the company. The court may grant leave for an application to commence a derivative action if: (a) the complainant has made reasonable efforts to cause the directors of the company to prosecute or defend the legal proceeding; (b) notice of the application for leave has been given to the company and to any other person the court may order; (c) the complainant is acting in good faith; and (d) it appears to the court that it is in the best interests of the company for the legal proceeding to be prosecuted or defended.

        For the purposes of the derivative action provisions of the BCBCA, "shareholder" includes a beneficial owner of a share of a company and any other person whom the court considers to be an appropriate person to make an application.

        The YBCA contains similar provisions for derivative actions but the right to bring a derivative action is available to a broader group. The right under the YBCA extends to directors, officers or securityholders (whether the security is legally or beneficially owned) and former directors, officers or securityholders (whether the security is legally or beneficially owned) of a company or any of its affiliates, or any other person who, in the discretion of a court, is a proper person to bring a derivative action. Also, the YBCA permits a complainant to commence an action in the name of a subsidiary of the company.

 APPENDIX "F"

DISSENT PROVISIONS

Registered shareholders have the right to dissent in respect of the Continuance Resolution. Such right of dissent is described in the Information Circular. The full text of section 103 of the YBCA is set forth below:

  193(1)   Subject to sections 194 and 243, a holder of shares of any class of a corporation may dissent if the corporation resolves to

    (a)
    amend its articles under section 175 or 176 to add, change or remove any provisions restricting or constraining the issue or transfer of shares of that class;

    (b)
    amend its articles under section 175 to add, change or remove any restrictions on the business or businesses that the corporation may carry on;

    (c)
    amalgamate with another corporation, otherwise than under section 186 or 189;

    (d)
    be continued under the laws of another jurisdiction under section 191; or

    (e)
    sell, lease or exchange all or substantially all its property under section 192.

  (2)
  A holder of shares of any class or series of shares entitled to vote under section 178 may dissent if the corporation resolves to amend its articles in a manner described in that section.

  (3)
  In addition to any other right, but subject to subsection (20), a shareholder entitled to dissent under this section and who complies with this section is entitled to be paid by the corporation the fair value of the shares in respect of which the shareholder dissents, determined as of the close of business on the last business day before the day on which the resolution from which the shareholder dissents was adopted.

  (4)
  A dissenting shareholder may only claim under this section with respect to all the shares of a class held by the dissenting shareholder or on behalf of any one beneficial owner and registered in the name of the dissenting shareholder.

  (5)
  A dissenting shareholder shall send to the corporation a written objection to a resolution referred to in subsection (1) or (2)

  (a)
  at or before any meeting of shareholders at which the resolution is to be voted on; or

  (b)
  if the corporation did not send notice to the shareholder of the purpose of the meeting or of the shareholder's right to dissent, within a reasonable time after learning that the resolution was adopted and of the right to dissent.

  (6)
  An application may be made to the Supreme Court after the adoption of a resolution referred to in subsection (1) or (2),

  (a)
  by the corporation; or

  (b)
  by a shareholder if an objection to the corporation under subsection (5) has been sent by the shareholder,

    to set the fair value in accordance with subsection (3) of the shares of a shareholder who dissents under this section.

  (7)
  If an application is made under subsection (6), the corporation shall, unless the Supreme Court otherwise orders, send to each dissenting shareholder a written offer to pay an amount considered by the directors to be the fair value of the shares to that shareholder.

  (8)
  Unless the Supreme Court otherwise orders, an offer referred to in subsection (7) shall be sent to each dissenting shareholder

  (a)
  at least 10 days before the date on which the application is returnable, if the corporation is the applicant; or

  (b)
  within 10 days after the corporation is served with a copy of the originating notice, if a shareholder is the applicant.

  (9)
  Every offer made under subsection (7) shall

  (a)
  be made on the same terms; and

  (b)
  contain or be accompanied by a statement showing how the fair value was determined.

  (10)
  A dissenting shareholder may make an agreement with the corporation for the purchase of that shareholder's shares by the corporation, in the amount of the corporation's offer under subsection (7) or otherwise, at any time before the Supreme Court pronounces an order setting the fair value of the shares.

  (11)
  A dissenting shareholder

  (a)
  is not required to give security for costs in respect of an application under subsection (6); and

  (b)
  except in special circumstances shall not be required to pay the costs of the application or appraisal.

  (12)
  In connection with an application under subsection (6), the Supreme Court may give directions for

  (a)
  joining as parties all dissenting shareholders whose shares have not been purchased by the corporation and for the representation of dissenting shareholders who, in the opinion of the Supreme Court, are in need of representation;

  (b)
  the trial of issues and interlocutory matters, including pleadings and examinations for discovery;

  (c)
  the payment to the shareholder of all or part of the sum offered by the corporation for the shares;

  (d)
  the deposit of the share certificates with the Supreme Court or with the corporation or its transfer agent;

  (e)
  the appointment and payment of independent appraisers, and the procedures to be followed by them;

  (f)
  the service of documents; and

  (g)
  the burden of proof on the parties.

  (13)
  On an application under subsection (6), the Supreme Court shall make an order

  (a)
  setting the fair value of the shares in accordance with subsection (3) of all dissenting shareholders who are parties to the application;

  (b)
  giving judgment in that amount against the corporation and in favour of each of those dissenting shareholders; and

  (c)
  setting the time within which the corporation must pay that amount to a shareholder.

  (14)
  On

  (a)
  the action approved by the resolution from which the shareholder dissents becoming effective;

  (b)
  the making of an agreement under subsection (10) between the corporation and the dissenting shareholder as to the payment to be made by the corporation for that shareholder's shares, whether by the acceptance of the corporation's offer under subsection (7) or otherwise; or

  (c)
  the pronouncement of an order under subsection (13),

    whichever first occurs, the shareholder ceases to have any rights as a shareholder other than the right to be paid the fair value of the shares in the amount agreed to between the corporation and the shareholder or in the amount of the judgment, as the case may be.

  (15)
  Paragraph (14)(a) does not apply to a shareholder referred to in paragraph (5)(b).

  (16)
  Until one of the events mentioned in subsection (14) occurs,

  (a)
  the shareholder may withdraw the dissent; or

  (b)
  the corporation may rescind the resolution,

    and in either event proceedings under this section shall be discontinued.

  (17)
  The Supreme Court may in its discretion allow a reasonable rate of interest on the amount payable to each dissenting shareholder, from the date on which the shareholder ceases to have any rights as a shareholder because of subsection (14) until the date of payment.

  (18)
  If subsection (20) applies, the corporation shall, within 10 days after

  (a)
  the pronouncement of an order under subsection (13); or

  (b)
  the making of an agreement between the shareholder and the corporation as to the payment to be made for the shares,

    notify each dissenting shareholder that it is unable lawfully to pay dissenting shareholders for their shares.

  (19)
  Even though a judgment has been given in favour of a dissenting shareholder under paragraph (13)(b), if subsection (20) applies, the dissenting shareholder, by written notice delivered to the corporation within 30 days after receiving the notice under subsection (18), may withdraw the notice of objection, in which case the corporation is deemed to consent to the withdrawal and the shareholder is reinstated to having full rights as a shareholder, failing which the shareholder retains a status as a claimant against the corporation, to be paid as soon as the corporation is lawfully able to do so or, in a liquidation, to be ranked subordinate to the rights of creditors of the corporation but in priority to its shareholders.

  (20)
  A corporation shall not make a payment to a dissenting shareholder under this section if there are reasonable grounds for believing that

  (a)
  the corporation is or would after the payment be unable to pay its liabilities as they become due; or

  (b)
  the realizable value of the corporation's assets would thereby be less than the aggregate of its liabilities.

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VISTA GOLD CORP. NOTICE OF MEETING

MANAGEMENT INFORMATION AND PROXY CIRCULAR
APPENDIX "A" FORM OF PROXY
[attached]
APPENDIX "B" MANDATE OF THE BOARD OF DIRECTORS VISTA GOLD CORP. (the "Company") MANDATE OF THE BOARD OF DIRECTORS (Adopted March 2, 2009, as amended on March 5, 2013)
APPENDIX "C" NOTICE OF CHANGE OF AUDITOR
APPENDIX "D" PROPOSED ARTICLES AND NOTICE OF ARTICLES UNDER BCBCA
BUSINESS CORPORATIONS ACT ARTICLES of VISTA GOLD CORP.

BUSINESS CORPORATIONS ACT ARTICLES of VISTA GOLD CORP.
PART 1 — INTERPRETATION
PART 2 — RESOLUTIONS AND MAJORITIES
PART 3 — SHARE CERTIFICATES
PART 4 — ISSUE, TRANSFER AND TRANSMISSION OF SHARES
PART 5 — PURCHASE OF SHARES
PART 6 — BORROWING POWERS
PART 7 — GENERAL MEETINGS
PART 8 — PROCEEDINGS AT GENERAL MEETINGS
PART 9 — VOTES OF SHAREHOLDERS
( Name of Company )
PART 10 — DIRECTORS
PART 11 — ELECTION, APPOINTMENT AND REMOVAL OF DIRECTORS
PART 12 — PROCEEDINGS OF DIRECTORS
PART 13 — OFFICERS
PART 14 — DIVIDENDS
PART 15 — ACCOUNTING RECORDS AND AUDITORS
PART 16 — SENDING OF RECORDS
PART 17 — NOTICES
PART 18 — EXECUTION OF DOCUMENTS
PART 19 — INDEMNIFICATION
PART 20 — RESTRICTION ON SECURITY TRANSFERS
PART 21 — AUTHORIZED SHARE STRUCTURE
PART 22 — RESTRICTIONS ON BUSINESS OR POWERS
PART 23 — SHARE RIGHTS AND RESTRICTIONS
APPENDIX "E" COMPARISON OF SHAREHOLDER RIGHTS UNDER THE BUSINESS CORPORATIONS ACT (BRITISH COLUMBIA) ("BCBCA") AND THE BUSINESS CORPORATIONS ACT (YUKON) ("YBCA")
APPENDIX "F" DISSENT PROVISIONS